Document and Entity Information Document Document (USD $)	12 Months Ended
	Dec. 31, 2012	Feb. 08, 2013	Jun. 30, 2012
Entity Information [Line Items]
Entity Registrant Name	PDC ENERGY, INC.
Entity Central Index Key	0000077877
Current Fiscal Year End Date	--12-31
Entity Filer Category	Large Accelerated Filer
Document Type	8-K
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		30,316,670
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 735,547,944

Consolidated Balance Sheets (Audited) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Current assets:
Cash and cash equivalents	$ 2,457	$ 8,238
Restricted cash	3,942	11,070
Accounts receivable, net	64,880	59,923
Accounts receivable affiliates	4,842	8,518
Fair value of derivatives	52,042	60,809
Deferred income taxes	36,151	16,127
Prepaid expenses and other current assets	7,635	8,365
Total current assets	171,949	173,050
Properties and equipment, net	1,616,706	1,301,716
Assets held for sale	0	148,249
Fair value of derivatives	6,883	41,175
Accounts receivable affiliates	0	2,836
Other assets	31,310	30,979
Total Assets	1,826,848	1,698,005
Current liabilities:
Accounts payable	82,716	76,027
Accounts payable affiliates	5,296	10,176
Production tax liability	25,899	18,949
Fair value of derivatives	18,439	27,974
Funds held for distribution	34,228	28,594
Accrued interest payable	11,056	11,243
Other accrued expenses	25,715	22,083
Total current liabilities	203,349	195,046
Long-term debt	676,579	532,157
Deferred income taxes	148,427	207,573
Asset retirement obligations	61,563	46,316
Fair value of derivatives	10,137	21,106
Accounts payable affiliates	0	6,134
Other liabilities	23,612	25,561
Total liabilities	1,123,667	1,033,893
Shareholders' Equity:
Preferred shares - par value $0.01 per share, 50,000,000 shares authorized,none issued	0	0
Common shares - par value $0.01 per share, 100,000,000 authorized,30,294,224 and 23,634,958 issued as of December 31, 2012 and 2011,respectively	303	236
Additional paid-in capital	387,494	217,707
Retained earnings	315,568	446,280
Treasury shares - at cost, 5,059 and 2,938 as of December 31, 2012 and2011, respectively	(184)	(111)
Total shareholders' equity	703,181	664,112
Total shareholders' equity	703,181	664,112
Total Liabilities and Shareholders' Equity	$ 1,826,848	$ 1,698,005

Consolidated Statements of Operations (Audited) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Natural gas, NGL and crude oil sales	$ 238,361	$ 223,297	$ 146,048
Sales from natural gas marketing	45,371	63,470	65,235
Commodity price risk management gain (loss), net	32,339	46,090	59,891
Well operations, pipeline income and other	4,534	4,432	5,441
Total revenues	320,605	337,289	276,615
Costs, expenses and other:
Production costs	54,700	44,832	29,867
Cost of natural gas marketing	45,023	62,831	64,733
Exploration expense	20,894	5,734	9,207
Impairment of natural gas and crude oil properties	5,895	2,301	4,370
General and administrative expense	58,815	61,454	42,188
Depreciation, depletion and amortization	98,778	87,633	66,118
Accretion of asset retirement obligations	3,687	1,398	1,044
Gain on sale of Leaseholds	(4,353)	(196)	(174)
Total cost, expenses and other	283,439	265,987	217,353
Income (loss) from operations	37,166	71,302	59,262
Loss on extinguishment of debt	(23,283)	0	0
Interest expense	(48,287)	(36,985)	(33,250)
Interest income	8	47	71
Income (loss) from continuing operations before income taxes	(34,396)	34,364	26,083
Provision for income taxes	12,701	(11,800)	(8,019)
Income (loss) from continuing operations	(21,695)	22,564	18,064
Income (loss) from discontinued operations, net of tax	(109,017)	(9,127)	(12,130)
Net income (loss)	(130,712)	13,437	5,934
Less: net loss attributable to noncontrolling interests	0	0	280
Net income (loss) attributable to shareholders	(130,712)	13,437	6,214
Amounts attributable to Petroleum Development Corporation shareholders:
Income (loss) from continuing operations	(21,695)	22,564	18,344
Income (loss) from discontinued operations, net of tax	(109,017)	(9,127)	(12,130)
Net income (loss) attributable to shareholders	$ (130,712)	$ 13,437	$ 6,214
Basic
Income (loss) from continuing operations	$ (0.78)	$ 0.96	$ 0.94
Income (loss) from discontinued operations	$ (3.94)	$ (0.39)	$ (0.62)
Net income (loss) attributable to shareholders	$ (4.72)	$ 0.57	$ 0.32
Diluted
Income (loss) from continuing operations	$ (0.78)	$ 0.95	$ 0.92
Income (loss) from discontinued operations	$ (3.94)	$ (0.39)	$ (0.61)
Net income (loss) attributable to shareholders	$ (4.72)	$ 0.56	$ 0.31
Weighted-average common shares outstanding
Basic	27,677	23,521	19,674
Diluted	27,677	23,871	19,821

Consolidated Statements of Cash Flows (Audited) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Cash flows from operating activities:
Net income (loss)	$ (130,712)	$ 13,437	$ 5,934
Adjustments to net income (loss) to reconcile to net cash provided by operating activities:
Unrealized loss (gain) loss on derivatives, net	17,134	(28,601)	(12,625)
Depreciation, depletion and amortization	146,879	135,154	111,062
Impairment of natural gas and crude oil properties	168,149	25,159	11,147
Prepaid well write-offs	3,916	1,359	668
Loss on extinguishment of debt	23,283	0	0
Exploratory dry hole costs	15,347	177	4,199
Accretion of asset retirement obligation	4,060	1,897	1,423
Stock-based compensation	8,495	8,781	5,314
Excess tax benefits from stock-based compensation	0	(1,311)	(293)
Loss (gain) from sale of properties and equipment	(24,273)	(4,263)	299
Amortization of debt discount and issuance costs	7,864	6,265	4,618
Deferred income taxes	(80,379)	9,530	1,179
Inventory adjustment and other	4,123	135	307
Total adjustments to net income (loss) to reconcile to net cash provided by operating activities:	294,598	154,282	127,298
Changes in current assets and liabilities:
Accounts receivable	6,843	(3,451)	2,122
Other assets	(2,908)	(3,893)	22,616
Restricted cash	8,859	(8,603)	219
Production tax liability	2,499	5,436	(6,818)
Accounts payable and accrued expenses	(5,050)	12,422	1,172
Other liabilities	592	(2,796)	(730)
Total changes in current assets and liabilities	10,835	(885)	18,581
Net cash provided by operating activities	174,721	166,834	151,813
Cash flows from investing activities:
Capital expenditures	(347,729)	(334,496)	(162,723)
Acquisition of natural gas and crude oil properties, net of cash acquired	(312,223)	(145,894)	(158,051)
Proceeds from acquisition adjustments	14,469	0	0
Proceeds from sale of properties and equipment	193,544	23,140	23,369
Other	0	849	(3,527)
Net cash used in investing activities	(451,939)	(456,401)	(300,932)
Cash flows from financing activities:
Proceeds from credit facility	682,000	417,194	414,500
Payment of credit facility	839,750	183,713	494,500
Proceeds from senior notes	500,000	0	115,000
Repurchase of senior notes	(221,840)	0	0
Payment of debt issuance costs	(11,969)	(680)	(8,541)
Proceeds from sale of equity, net of issuance costs	164,496	0	125,506
Excess tax benefits from stock-based compensation	0	1,311	293
Contribution by investing partner in PDCM	0	12,464	20,077
Purchase of treasury stock	(1,500)	(3,143)	(788)
Net cash provided by (used in) financing activities	271,437	243,433	171,547
Net increase (decrease) in cash and cash equivalents	(5,781)	(46,134)	22,428
Cash and cash equivalents, beginning of period	8,238	54,372	31,944
Cash and cash equivalents, end of period	2,457	8,238	54,372
Cash payments (receipts) for:
Interest, net of capitalized interest	41,768	29,429	28,335
Income taxes	1,845	(1,498)	(27,322)
Non-cash investing activities:
Change in accounts payable related to purchases of properties and equipment	288	23,837	15,787
Change in asset retirement obligation, with a corresponding increase to natural gas and crude oil properties, net of disposals	11,967	17,538	3,624
Change in paid-in capital related to convertible debt, net of tax	$ 0	$ 0	$ 12,850

Consolidated Statement of Equity (Statement) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Parent [Member]	Preferred Stock [Member]	Common Stock [Member]	Treasury Stock [Member]	Additional Paid-in Capital [Member]	Retained Earnings [Member]	Noncontrolling Interest [Member]
Stockholders' Equity Beginning, Including Portion Attributable to Noncontrolling Interest at Dec. 31, 2009			$ 0	$ 192	$ (312)	$ 64,406	$ 426,629	$ 47,678
Shares issued pursuant to sale of equity				4,140,000
Exercise of stock options				0
Issuance of stock awards, net of forfeitures				110,680
Retirement of treasury shares				(30,573)	(30,573)
Purchase of treasury shares					30,573
Issuance of treasury shares					0
Non-employee directors' deferred compensation plan					(5,335)
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Purchase of treasury shares	(788)				(788)
Convertible debt discount, net of issuance costs and taxes						12,165
Retirement of treasury shares					788	(788)
Issuance of stock awards, net of forfeitures				2
Share-based Compensation expense	5,314					5,314
Issuance of treasury shares					0	0
Tax benefit (detriment) of stock-based compensation						(166)
Contribution by investing partner in PDCM	20,077					20,077
Effect of PDCM deconsolidation/change in ownership interest						(17,275)
Non-employee directors' deferred compensation plan					201,000
Net income (Loss) attributable to shareholders	6,214						6,214
Shares issued pursuant to sale of equity				41		125,465
Noncontrolling Interest in PDC Mountaineer, LLC								(47,322)
Net loss attributed to noncontrolling interest in subsidiary	(280)							(280)
Stockholders' Equity Ending, Including Portion Attributable to Noncontrolling Interest at Dec. 31, 2010	642,241	642,165	0	235	(111)	209,198	432,843	76
Shares, Issued at Dec. 31, 2010				23,462,326	2,938
Shares end of year at Dec. 31, 2010				23,459,388
Shares issued pursuant to sale of equity				0
Exercise of stock options				2,814
Issuance of stock awards, net of forfeitures				242,334
Retirement of treasury shares				(72,516)	(72,516)
Purchase of treasury shares					87,588
Issuance of treasury shares					(15,072)
Non-employee directors' deferred compensation plan					0
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Purchase of treasury shares	(3,143)				(3,143)
Convertible debt discount, net of issuance costs and taxes						0
Retirement of treasury shares					2,671	(2,671)
Issuance of stock awards, net of forfeitures				1
Share-based Compensation expense	8,781					8,781
Issuance of treasury shares					472	(472)
Tax benefit (detriment) of stock-based compensation						785
Contribution by investing partner in PDCM	12,464					12,464
Effect of PDCM deconsolidation/change in ownership interest						(10,378)
Non-employee directors' deferred compensation plan					0
Net income (Loss) attributable to shareholders	13,437						13,437
Shares issued pursuant to sale of equity				0		0
Noncontrolling Interest in PDC Mountaineer, LLC								0
Net loss attributed to noncontrolling interest in subsidiary	0							(76)
Stockholders' Equity Ending, Including Portion Attributable to Noncontrolling Interest at Dec. 31, 2011	664,112	664,112	0	236	(111)	217,707	446,280	0
Shares, Issued at Dec. 31, 2011				23,634,958	2,938
Shares end of year at Dec. 31, 2011				23,632,020
Shares issued pursuant to sale of equity				6,500,000
Exercise of stock options				0
Issuance of stock awards, net of forfeitures				173,737
Retirement of treasury shares				(14,471)	(14,471)
Purchase of treasury shares					44,576
Issuance of treasury shares					(28,587)
Non-employee directors' deferred compensation plan					603
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Purchase of treasury shares	(1,500)				(1,500)
Convertible debt discount, net of issuance costs and taxes						0
Retirement of treasury shares					491	(491)
Issuance of stock awards, net of forfeitures				2
Share-based Compensation expense	8,495					8,495
Issuance of treasury shares					955	(955)
Tax benefit (detriment) of stock-based compensation						(1,693)
Contribution by investing partner in PDCM	0					0
Effect of PDCM deconsolidation/change in ownership interest						0
Non-employee directors' deferred compensation plan					(19,000)
Net income (Loss) attributable to shareholders	(130,712)
Shares issued pursuant to sale of equity				65		164,431
Noncontrolling Interest in PDC Mountaineer, LLC								0
Net loss attributed to noncontrolling interest in subsidiary	0							0
Stockholders' Equity Ending, Including Portion Attributable to Noncontrolling Interest at Dec. 31, 2012	$ 703,181	$ 703,181		$ 303	$ (184)	$ 387,494	$ 315,568	$ 0
Shares, Issued at Dec. 31, 2012				30,294,224	5,059
Shares end of year at Dec. 31, 2012				30,289,165

NATURE OF OPERATIONS AND BASIS OF PRESENTATION	12 Months Ended
Dec. 31, 2012
NATURE OF OPERATIONS AND BASIS OF PRESENTATION [Abstract]
Nature of Operations [Text Block]
NATURE OF OPERATIONS AND BASIS OF PRESENTATION

PDC Energy, Inc. ("PDC," "PDC Energy," "we," "us" or "the Company") is a domestic independent natural gas and crude oil company engaged in the exploration for and the acquisition, development, production and marketing of natural gas, NGLs and crude oil. As of December 31, 2012, we owned an interest in approximately 7,200 gross wells located primarily in the Wattenberg Field, Utica Shale, Appalachian Basin, northeast Colorado and Piceance Basin. We are engaged in two business segments: (1) Oil and Gas Exploration and Production and (2) Gas Marketing.

The consolidated financial statements include the accounts of PDC, our wholly owned subsidiaries, an entity in which we have a controlling financial interest (2010 only) and our proportionate share of PDC Mountaineer, LLC ("PDCM") and our 21 affiliated partnerships. Pursuant to the proportionate consolidation method, our accompanying consolidated financial statements include our pro rata share of assets, liabilities, revenues and expenses of the entities which we proportionately consolidate. All material intercompany accounts and transactions have been eliminated in consolidation.

The preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires us to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Estimates which are particularly significant to our consolidated financial statements include estimates of natural gas, NGLs and crude oil sales revenue, natural gas, NGLs and crude oil reserves, future cash flows from natural gas and crude oil properties, valuation of derivative instruments and valuation of deferred income tax assets.

Certain reclassifications have been made to prior period financial statements to conform to the current year presentation. The reclassifications are mainly attributable to reporting as discontinued operations the results of operations related to the sale of our Piceance Basin and NECO oil and gas properties. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, for additional information regarding the divestiture. In addition, accretion of asset retirement obligations have been reclassified out of the statement of operations line item production cost and into accretion of asset retirement obligations. Deferred income taxes have been reclassified out of the balance sheet line item prepaid expenses and other current assets and into deferred income taxes. Prepaid well costs write-offs have been reclassified out of the statement of cash flows line item changes in other assets and into prepaid well costs write-offs. These reclassifications had no impact on previously reported cash flows, net income, earnings per share or shareholders' equity.

RECENT ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies [Text Block]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents. We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.
Restricted Cash. Pursuant to an oral litigation settlement agreement, in July 2011, we funded an escrow account in the amount of $8.7 million. During 2012, approval and settlement occurred and the $8.7 million was released from the escrow account thereby reducing our restricted cash balance. In conjunction with our acquisition of certain Wattenberg assets in 2012, we funded an escrow account with $1.7 million.
We are required by certain government agencies or agreements to maintain bonds or cash accounts for various operating activities. As of December 31, 2012, we had collateral in the form of certificates of deposit and cash totaling $5.3 million which consisted of $3.9 million and $1.4 million included in restricted cash and other assets, respectively. As of December 31, 2011, we had collateral in the form of certificates of deposit and cash totaling $3.8 million which consisted of $2.3 million and $1.5 million included in restricted cash and other assets, respectively.
Inventory. Inventory consists of crude oil, stated at the lower of cost to produce or market, and other production supplies intended to be used in our natural gas and crude oil operations. As of December 31, 2012 and 2011, inventory of $1.2 million and $1.1 million, respectively, is included in prepaid expenses and other current assets on the balance sheets.

Derivative Financial Instruments. We are exposed to the effect of market fluctuations in the prices of natural gas and crude oil. We employ established policies and procedures to manage a portion of the risks associated with these market fluctuations using commodity derivative instruments. Our policy prohibits the use of natural gas and crude oil derivative instruments for speculative purposes.

All derivative assets and liabilities are recorded on our balance sheets at fair value. We have elected not to designate any of our derivative instruments as hedges. Classification of realized and unrealized gains and losses resulting from maturities and changes in fair value of open derivatives depends on the purpose for issuing or holding the derivative. Accordingly, changes in the fair value of our derivative instruments are recorded in the statements of operations, with the exception of changes in fair value related to those derivatives we designated to our affiliated partnerships. Changes in the fair value of derivative instruments related to our Oil and Gas Exploration and Production segment are recorded in commodity price risk management, net. Changes in the fair value of derivative instruments related to our Gas Marketing segment are recorded in sales from and cost of natural gas marketing. Changes in the fair value of the derivative instruments designated to our affiliated partnerships are recorded on the balance sheets in accounts payable affiliates and accounts receivable affiliates. As positions designated to our affiliated partnerships settle, the realized gains and losses are netted for distribution. Net realized gains are paid to the partnerships and net realized losses are deducted from the partnerships’ cash distributions from production. The affiliated partnerships bear their designated share of counterparty risk.

The validation of the derivative instrument's fair value is performed internally and, while we use common industry practices to develop our valuation techniques, changes in our pricing methodologies or the underlying assumptions could result in significantly different fair values. See Notes 3, Fair Value of Financial Instruments, and 4, Derivative Financial Instruments, for a discussion of our derivative fair value measurements and a summary fair value table of our open positions as of December 31, 2012 and 2011, respectively.

Properties and Equipment. Significant accounting polices related to our properties and equipment are discussed below.

Natural Gas and Crude Oil Properties. We account for our natural gas and crude oil properties under the successful efforts method of accounting. Costs of proved developed producing properties, successful exploratory wells and developmental dry hole costs are capitalized and depreciated or depleted by the unit-of-production method based on estimated proved developed producing reserves. Property acquisition costs are depreciated or depleted on the unit-of-production method based on estimated proved reserves. We calculate quarterly depreciation, depletion and amortization ("DD&A") expense by using our estimated prior period-end reserves as the denominator, with the exception of our fourth quarter where we use the year-end reserve estimate adjusted to add back fourth quarter production. Upon the sale or retirement of significant portions of or complete fields of depreciable or depletable property, the net book value thereof, less proceeds or salvage value, is recognized in the statement of operations as a gain or loss. Upon the sale of individual wells or a portion of a field, the proceeds are credited to accumulated DD&A.

Exploration costs, including geological and geophysical expenses and delay rentals, are charged to expense as incurred. Exploratory well drilling costs, including the cost of stratigraphic test wells, are initially capitalized, but charged to expense if the well is determined to be economically nonproductive. The status of each in-progress well is reviewed quarterly to determine the proper accounting treatment under the successful efforts method of accounting. Exploratory well costs continue to be capitalized as long as we have found a sufficient quantity of reserves to justify completion as a producing well, we are making sufficient progress assessing our reserves and economic and operating viability or we have not made sufficient progress to allow for final determination of productivity. If an in-progress exploratory well is found to be economically unsuccessful prior to the issuance of the financial statements, the costs incurred prior to the end of the reporting period are charged to exploration expense. If we are unable to make a final determination about the productive status of a well prior to issuance of the financial statements, the costs associated with the well are classified as "suspended well costs" until we have had sufficient time to conduct additional completion or testing operations to evaluate the pertinent geological and engineering data obtained. At the time we are able to make a final determination of a well’s productive status, the well is removed from suspended well status and the proper accounting treatment is recorded. See Note 6, Properties and Equipment, for disclosure related to changes in our capitalized exploratory well costs.

Proved Property Impairment. We assess our producing natural gas and crude oil properties for possible impairment, upon a triggering event, by comparing net capitalized costs, or carrying value, to estimated undiscounted future net cash flows on a field-by-field basis using estimated production based upon prices at which we reasonably estimate the commodity to be sold. The estimates of future prices may differ from current market prices of natural gas and crude oil. Certain events, including but not limited to downward revisions in estimates to our reserve quantities, expectations of falling commodity prices or rising operating costs, could result in a triggering event and, therefore, a possible impairment of our proved natural gas and crude oil properties. If net capitalized costs exceed undiscounted future net cash flows, the measurement of impairment is based on estimated fair value utilizing a future discounted cash flows analysis and is measured by the amount by which the net capitalized costs exceed their fair value. Impairments are included in the statement of operations line item impairment of natural gas and crude oil properties, with a corresponding impact on accumulated depreciation, depletion and amortization on the balance sheet.

Unproved Property Impairment. The acquisition costs of unproved properties are capitalized when incurred, until such properties are transferred to proved properties or charged to expense when expired, impaired or amortized. Unproved natural gas and crude oil properties with individually significant acquisition costs are periodically assessed for impairment. Unproved natural gas and crude oil properties which are not individually significant are amortized, by field, based on our historical experience, acquisition dates and average lease terms. Impairment and amortization charges related to unproved natural gas and crude oil properties are charged to the statement of operations line item impairment of natural gas and crude oil properties.

Other Property and Equipment. The following table presents the estimated useful lives of our other property and equipment:

Pipelines and related facilities	10 - 17 years
Transportation and other equipment	3 - 20 years
Buildings	30 - 40 years

Other property and equipment is carried at cost. Depreciation is provided principally on the straight-line method over the assets' estimated useful lives. We review these long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds our estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment to other property and equipment was recognized in 2012 or 2011. Impairment recognized in 2010 was immaterial.

Maintenance and repair costs on other property and equipment are charged to expense as incurred. Major renewals and improvements are capitalized and depreciated over the remaining useful life of the asset. Upon the sale or other disposition of assets, the cost and related accumulated DD&A are removed from the accounts, the proceeds are applied thereto and any resulting gain or loss is reflected in income. Total depreciation expense related to other property and equipment was $4.7 million, $4 million and $4.9 million in 2012, 2011 and 2010, respectively.

Capitalized Interest. Interest costs are capitalized as part of the historical cost of acquiring assets. Investments in unproved natural gas and crude oil properties and major development projects, on which DD&A is not currently recorded and on which exploration or development activities are in progress, qualify for capitalization of interest. Major construction projects also qualify for interest capitalization until the asset is ready to be placed into service. Capitalized interest is calculated by multiplying our weighted-average interest rate on our debt outstanding by the qualifying costs. Interest capitalized may not exceed gross interest expense for the period. As the qualifying asset is placed into service, we begin amortizing the related capitalized interest over the useful life of the asset. Capitalized interest totaled $1.2 million, $1.7 million and $0.3 million in 2012, 2011 and 2010, respectively.

Assets Held for Sale. Assets held for sale are valued at the lower of their carrying amount or estimated fair value less costs to sell. If the carrying amount of the assets exceeds their estimated fair value, an impairment loss is recognized. Fair values are estimated using accepted valuation techniques such as a discounted cash flow model, valuations performed by third parties, earnings multiples or indicative bids, when available. Management considers historical experience and all available information at the time the estimates are made; however, the fair values that are ultimately realized upon the sale of the assets to be divested may differ from the estimated fair values reflected in the consolidated financial statements. Depreciation, depletion, and amortization expense is not recorded on assets to be divested once they are classified as held for sale.     Assets to be divested are classified in the consolidated financial statements as held for sale, and the activities of assets to be divested are classified either as discontinued operations or continuing operations. For assets classified as discontinued operations, the balance sheet amounts and results of operations are reclassified from their historical presentation to assets and liabilities held for sale on the consolidated balance sheets and to discontinued operations on the consolidated statements of operations, respectively, for all periods presented. The gains or losses associated with these divested assets are recorded in discontinued operations on the consolidated statements of operations. Management does not expect any continuing involvement with businesses classified as discontinued operations following their divestiture. Businesses classified as held for sale are expected to be disposed of within one year. For businesses classified as held for sale that do not qualify for discontinued operations treatment, the balance sheet amounts are reclassified from their historical presentation to assets and liabilities held for sale for all periods presented. The results of operations continue to be reported in continuing operations.

Production Tax Liability. Production tax liability represents estimated taxes, primarily severance, ad valorem and property, to be paid to the states and counties in which we produce natural gas, NGLs and crude oil, including the production of our affiliated partnerships. Our share of these taxes is expensed to production costs. The partnerships' share, not owned by us, is recognized as a receivable in accounts receivable affiliates on the balance sheets. The long-term portion of the production tax liability is included in other liabilities on the balance sheets and was $18.7 million and $19.4 million in December 31, 2012 and 2011, respectively.

Income Taxes. We account for income taxes under the asset and liability method. We recognize deferred tax assets and liabilities for the future tax consequences attributable to operating loss and future credit carryforwards and differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. If we determine that it is more likely than not that some portion or all of the deferred tax assets will not be realized, we record a valuation allowance, thereby reducing the deferred tax assets to what we consider realizable. As of December 31, 2012 and 2011, we had no valuation allowance.

Debt Issuance Costs. Debt issuance costs are capitalized and amortized over the life of the respective borrowings using the effective interest method. As of December 31, 2012 and 2011, included in other assets was $17.4 million and $12.3 million, respectively, related to debt issuance costs. The December 31, 2012, amount included $1.9 million in costs related to the issuance of our 3.25% convertible senior notes due 2016, $10.9 million related to our 7.75% senior notes due 2022 and $4.6 million related to our revolving credit facility and the PDCM credit facility. The December 31, 2011, amount included $2.4 million in costs related to the issuance of our 3.25% convertible senior notes due 2016, $3.4 million related to our 12% senior notes due 2022 and $6.5 million related to our revolving credit facility and the PDCM credit facility.

Asset Retirement Obligations. We account for asset retirement obligations by recording the fair value of our plugging and abandonment obligations when incurred, which is at the time the well is completed. Upon initial recognition of an asset retirement obligation, we increase the carrying amount of the long-lived asset by the same amount as the liability. Over time, the liabilities are accreted for the change in their present value. The initial capitalized costs, net of salvage value, are depleted over the useful lives of the related assets through charges to DD&A expense. If the fair value of the estimated asset retirement obligation changes, an adjustment is recorded to both the asset retirement obligation and the asset retirement cost. Revisions in estimated liabilities can result from changes in retirement costs or the estimated timing of settling asset retirement obligations. See Note 9, Asset Retirement Obligations, for a reconciliation of the changes in our asset retirement obligation.

Treasury Shares. We record treasury share purchases at cost, which includes incremental direct transaction costs. Amounts are recorded as reductions in shareholders’ equity in the consolidated balance sheets. When we retire treasury shares, we charge any excess of cost over the par value entirely to additional paid-in-capital ("APIC"), to the extent we have amounts in APIC, with any remaining excess cost being charged to retained earnings.

Revenue Recognition. Significant accounting polices related to our revenue recognition are discussed below.

Natural gas, NGLs and crude oil sales. Natural gas, NGLs and crude oil revenues are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, rights and responsibility of ownership have transferred and collection of revenue is reasonably assured. We currently use the "net-back" method of accounting for transportation and processing arrangements of our sales when the transportation and/or processing is provided by or through the purchaser. Under these arrangements, we sell gas at the wellhead and collect a price and recognize revenues based on the wellhead sales price since transportation and processing costs downstream of the wellhead are incurred by the purchasers and reflected in the wellhead price. The majority of our natural gas and NGLs in Colorado are sold on a long-term basis ranging from 15 years to the life of the lease. Sales of natural gas and NGLs in other regions, along with crude oil, are sold under contracts with terms ranging from one month to three years. Virtually all of our contract pricing provisions are tied to a market index, with certain adjustments based on, among other factors, whether a well delivers to a gathering or transmission line and the quality of the natural gas.

Well operations and pipeline income. We are paid a monthly operating fee for each well we operate and the natural gas transported for outside owners, including the limited partnerships we sponsor. Well operations and pipeline income is recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, services have been rendered and collection of revenues is reasonably assured.

Natural gas marketing. Natural gas marketing is reported on the gross method of accounting, based on the nature of the agreements between our natural gas marketing subsidiary, Riley Natural Gas ("RNG"), our suppliers and our customers. RNG purchases gas from many small producers and bundles the gas together for a price advantage to sell in larger amounts to purchasers of natural gas. RNG has latitude in establishing price and discretion in supplier and purchaser selection. Natural gas marketing revenues and expenses reflect the full cost and revenue of those transactions because RNG takes title to the gas it purchases from the various producers and bears the risks and rewards of that ownership. Both the realized and unrealized gains and losses of the RNG commodity-based derivative transactions for natural gas marketing are included in sales from or cost of natural gas marketing, as applicable.

Accounting for Acquisitions Using Purchase Accounting. We utilize the purchase method to account for acquisitions. Pursuant to purchase method accounting, we allocate the cost of the acquisition to assets acquired and liabilities assumed based on fair values as of the acquisition date. The purchase price allocations are based on appraisals, discounted cash flows, quoted market prices and estimates by management. When appropriate, we review comparable purchases and sales of natural gas and crude oil properties within the same regions and use that data as a basis for fair market value; for example, the amount at which a willing buyer and seller would enter into an exchange for such properties.

In estimating the fair values of assets acquired and liabilities assumed, we make various assumptions. The most significant assumptions relate to the estimated fair values assigned to proved developed producing, proved developed non-producing, proved undeveloped, unproved natural gas and crude oil properties and other non-natural gas and crude oil properties. To estimate the fair values of these properties, we prepare estimates of natural gas and crude oil reserves. We estimate future prices by using the applicable forward pricing strip to apply to our estimate of reserve quantities acquired, and estimates of future operating and development costs, to arrive at an estimate of future net revenues. For estimated proved reserves, the future net revenues are discounted using a market-based weighted-average cost of capital rate determined appropriate at the time of the acquisition. The market-based weighted-average cost of capital rate is subject to additional project-specific risking factors. To compensate for the inherent risk of estimating and valuing unproved properties, we reduce the discounted future net revenues of probable and possible reserves by additional risk-weighting factors.

We record deferred taxes for any differences between the assigned values and tax basis of assets and liabilities. Estimated deferred taxes are based on available information concerning the tax basis of assets acquired and liabilities assumed and loss carryforwards at the acquisition date, although such estimates may change in the future as additional information becomes known.

Stock-Based Compensation. Stock-based compensation is recognized in our financial statements based on the grant-date fair value of the equity instrument awarded. Stock-based compensation expense is recognized in the financial statements on a straight-line basis over the vesting period for the entire award. To the extent compensation cost relates to employees directly involved in natural gas and crude oil exploration and development activities, such amounts may be capitalized to properties and equipment. Amounts not capitalized to properties and equipment are recognized in the related cost and expense line item in the statement of operations. No amounts for stock-based compensation were capitalized in 2012, 2011 and 2010.

Recent Accounting Standards.

The following standards were recently adopted:

Fair Value Measurement. On May 12, 2011, the FASB issued changes related to fair value measurement. The changes represent the converged guidance of the FASB and the International Accounting Standards Board ("IASB") on fair value measurement. Many of the changes eliminate unnecessary wording differences between International Financial Reporting Standards ("IFRS") and U.S. GAAP. The changes expand existing disclosure requirements for fair value measurements categorized in Level 3 by requiring (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation processes in place and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those inputs. In addition, the changes require the categorization by level in the fair value hierarchy of items that are not measured at fair value in the statement of financial position whose fair value must be disclosed. These changes are to be applied prospectively and were effective for public entities during interim and annual periods beginning after December 15, 2011. Early application was not permitted. With the exception of the disclosure requirements, adoption of these changes did not have a significant impact on our financial statements.

Presentation of Comprehensive Income. On June 16, 2011, the FASB issued changes related to the presentation of comprehensive income. These changes eliminate the current option to report other comprehensive income and its components in the statement of changes in equity. These changes are intended to enhance comparability between entities that report under U.S. GAAP and those that report under IFRS, and to provide a more consistent method of presenting non-owner transactions that affect an entity's equity. An entity may elect to present items of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, need to be displayed under either alternative. The statement(s) need to be presented with equal prominence as the other primary financial statements. These changes were effective for our financial statements issued for annual reporting periods beginning after December 15, 2011. Adoption of this change did not have a material impact on our financial statements.

FAIR VALUE MEASUREMENTS AND DISCLOSURES	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Fair Value, Measurement Inputs, Disclosure [Text Block]
FAIR VALUE OF FINANCIAL INSTRUMENTS

Derivative Financial Instruments

Determination of fair value. Our fair value measurements are estimated pursuant to a fair value hierarchy that requires us to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The valuation hierarchy is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date, giving the highest priority to quoted prices in active markets (Level 1) and the lowest priority to unobservable data (Level 3). In some cases, the inputs used to measure fair value might fall in different levels of the fair value hierarchy. The lowest level input that is significant to a fair value measurement in its entirety determines the applicable level in the fair value hierarchy. Assessing the significance of a particular input to the fair value measurement in its entirety requires judgment, considering factors specific to the asset or liability, and may affect the valuation of the assets and liabilities and their placement within the fair value hierarchy levels. The three levels of inputs that may be used to measure fair value are defined as:

Level 1 – Quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – Inputs other than quoted prices included within Level 1 that are either directly or indirectly observable for the asset or liability, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in inactive markets, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived from observable market data by correlation or other means.

Level 3 – Unobservable inputs for the asset or liability, including situations where there is little, if any, market activity.

Derivative Financial Instruments. We measure the fair value of our derivative instruments based on a pricing model that utilizes market-based inputs, including but not limited to the contractual price of the underlying position, current market prices, natural gas and crude oil forward curves, discount rates such as the LIBOR curve for a similar duration of each outstanding position, volatility factors and nonperformance risk. Nonperformance risk considers the effect of our credit standing on the fair value of derivative liabilities and the effect of our counterparties' credit standings on the fair value of derivative assets. Both inputs to the model are based on published credit default swap rates and the duration of each outstanding derivative position.

We validate our fair value measurement through the review of counterparty statements and other supporting documentation, the determination that the source of the inputs is valid, the corroboration of the original source of inputs through access to multiple quotes, if available, or other information and monitoring changes in valuation methods and assumptions. While we use common industry practices to develop our valuation techniques, changes in our pricing methodologies or the underlying assumptions could result in significantly different fair values. While we believe our valuation method is appropriate and consistent with those used by other market participants, the use of a different methodology or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value.

We have evaluated the credit risk of the counterparties holding our derivative assets, which are primarily financial institutions who are also major lenders in our revolving credit facility, giving consideration to amounts outstanding for each counterparty and the duration of each outstanding derivative position. Based on our evaluation, we have determined that the potential impact of nonperformance of our counterparties on the fair value of our derivative instruments is not significant.

Our fixed-price swaps, basis swaps and physical purchases are included in Level 2 and our natural gas and crude oil collars, natural gas calls and physical sales are included in Level 3. The following table presents, for each applicable level within the fair value hierarchy, our derivative assets and liabilities, including both current and non-current portions, measured at fair value on a recurring basis:

	As of December 31,
	2012			2011
	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	(in thousands)
Assets:
Commodity-based derivative contracts	$42,788	$15,734	$58,522	$76,104	$25,837	$101,941
Basis protection derivative contracts	387	16	403	5	38	43
Total assets	43,175	15,750	58,925	76,109	25,875	101,984
Liabilities:
Commodity-based derivative contracts	9,839	2,081	11,920	9,888	3,768	13,656
Basis protection derivative contracts	16,656	—	16,656	35,424	—	35,424
Total liabilities	26,495	2,081	28,576	45,312	3,768	49,080
Net asset	$16,680	$13,669	$30,349	$30,797	$22,107	$52,904

The following table presents a reconciliation of our Level 3 assets measured at fair value:

	2012	2011	2010
	(in thousands)

Fair value, net asset, beginning of year	$22,107	$10,762	$15,048
Changes in fair value included in statement of operations line item:
Commodity price risk management gain, net	7,576	13,487	11,591
Sales from natural gas marketing	63	114	580
Cost of natural gas marketing	—	—	23
Changes in fair value included in balance sheet line item (1):
Accounts receivable affiliates	—	49	231
Accounts payable affiliates	(319)	(454)	(1,737)
Settlements included in statement of operations line items:
Commodity price risk management loss, net	(15,644)	(1,712)	(14,467)
Sales from natural gas marketing	(114)	(139)	(484)
Cost of natural gas marketing	—	—	(23)
Fair value, net asset end of year	$13,669	$22,107	$10,762

Changes in unrealized gains (losses) relating to assets (liabilities) still held as of year-end, included in statement of operations line item:
Commodity price risk management gain, net	$3,665	$11,669	$9,594
Sales from natural gas marketing	1	(3)	54
Total	$3,666	$11,666	$9,648

__________

(1)	Represents the change in fair value related to derivative instruments entered into by us and designated to our affiliated partnerships.

The significant unobservable input used in the fair value measurement of our derivative contracts is the implied volatility curve, which is provided by a third-party vendor. A significant increase or decrease in the implied volatility, in isolation, would have a directionally similar effect resulting in a significantly higher or lower fair value measurement of our Level 3 derivative contracts.

Non-Derivative Financial Assets and Liabilities

The carrying values of the financial instruments included in current assets and current liabilities approximate fair value due to the short-term maturities of these instruments.

The liability associated with our non-qualified deferred compensation plan for non-employee directors may be settled in cash or shares of our common stock. The carrying value of this obligation is based on the quoted market price of our common stock, which is a Level 1 input.

The portion of our long-term debt related to our revolving credit facility, as well as our proportionate share of PDCM's credit facility, approximates fair value due to the variable nature of related interest rates. We have not elected to account for the portion of our long-term debt related to our senior notes under the fair value option; however, as of December 31, 2012, we estimate the fair value of the portion of our long-term debt related to the 3.25% convertible senior notes due 2016 to be $125.3 million, or 109% of par value, and the portion related to our 7.75% senior notes due 2022 to be $512.8 million, or 102.6% of par value. We determined these valuations based upon measurements of trading activity and broker and/or dealer quotes, respectively, which are published market prices, and therefore are Level 2 inputs.

See Note 2, Summary of Significant Accounting Policies - Properties and Equipment, Natural Gas and Crude Oil Properties and Asset Retirement Obligations, for a discussion of how we determined fair value for these assets and liabilities.

DERIVATIVE FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2012
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities Disclosure [Text Block]
DERIVATIVE FINANCIAL INSTRUMENTS

Our results of operations and operating cash flows are affected by changes in market prices for natural gas, NGLs and crude oil. To manage a portion of our exposure to price volatility from producing natural gas and crude oil, we utilize the following economic hedging strategies for each of our business segments.

•
For natural gas and crude oil sales, we enter into derivative contracts to protect against price declines in future periods. While we structure these derivatives to reduce our exposure to changes in price associated with the derivative commodity, they also limit the benefit we might otherwise have received from price increases in the physical market; and

•
For natural gas marketing, we enter into fixed-price physical purchase and sale agreements that qualify as derivative contracts. In order to offset the fixed-price physical derivatives in our natural gas marketing, we enter into financial derivative instruments that have the effect of locking in the prices we will receive or pay for the same volumes and period, offsetting the physical derivative.

We believe our derivative instruments continue to be effective in achieving the risk management objectives for which they were intended. As of December 31, 2012, we had derivative instruments in place for a portion of our anticipated production through 2016 for a total of 68,853 BBtu of natural gas and 3,754 MBbls of crude oil.

As of December 31, 2012, our derivative instruments were comprised of commodity floors, collars and swaps, basis protection swaps and physical sales and purchases.

•
Floor options (puts) are arrangements where, if the index price falls below the fixed put strike price, we receive the market price from the purchaser and receive the difference between the put strike price and index price from the counterparty. If the index price exceeds the fixed put strike price, then no payment is due from us to the counterparty;

•
Collars contain a fixed floor price and ceiling price (call). If the index price falls below the fixed put strike price, we receive the market price from the purchaser and receive the difference between the put strike price and index price from the counterparty. If the index price exceeds the fixed call strike price, we receive the market price from the purchaser and pay the difference between the call strike price and index price to the counterparty. If the index price is between the put and call strike price, no payments are due to or from the counterparty;

•
Swaps are arrangements that guarantee a fixed price. If the index price is below the fixed contract price, we receive the market price from the purchaser and receive the difference between the index price and the fixed contract price from the counterparty. If the index price is above the fixed contract price, we receive the market price from the purchaser and pay the difference between the index price and the fixed contract price to the counterparty. If the index price and contract price are the same, no payment is due to or from the counterparty;

•
Basis protection swaps are arrangements that guarantee a price differential for natural gas from a specified delivery point. For CIG-basis protection swaps, which have negative differentials to NYMEX, we receive a payment from the counterparty if the price differential is greater than the stated terms of the contract and pay the counterparty if the price differential is less than the stated terms of the contract. If the market price and contract price are the same, no payment is due to or from the counterparty; and

•
Physical sales and purchases are derivatives for fixed-priced physical transactions where we sell or purchase third-party supply at fixed rates. These physical derivatives are offset by financial swaps: for a physical sale the offset is a swap purchase and for a physical purchase the offset is a swap sale.

The following table presents the location and fair value amounts of our derivative instruments on the balance sheets as of December 31, 2012 and 2011:

Derivatives instruments:		Balance sheet line item	2012	2011
			(in thousands)
Derivative assets:	Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	$47,016	$51,220
	Related to affiliated partnerships (1)	Fair value of derivatives	4,707	8,018
	Related to natural gas marketing	Fair value of derivatives	302	1,528
	Basis protection contracts
	Related to natural gas marketing	Fair value of derivatives	17	43
			52,042	60,809
	Non Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	6,671	34,938
	Related to affiliated partnerships (1)	Fair value of derivatives	—	6,134
	Related to natural gas marketing	Fair value of derivatives	203	103
	Basis protection contracts
	Related to natural gas marketing	Fair value of derivatives	9	—
			6,883	41,175
Total derivative assets			$58,925	$101,984

Derivative liabilities:	Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	$1,744	$7,498
	Related to affiliated partnerships (2)	Fair value of derivatives	—	211
	Related to natural gas marketing	Fair value of derivatives	226	1,384
	Basis protection contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	14,329	15,762
	Related to affiliated partnerships (2)	Fair value of derivatives	2,140	3,116
	Related to natural gas marketing	Fair value of derivatives	—	3
			18,439	27,974
	Non Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	9,969	4,357
	Related to affiliated partnerships (2)	Fair value of derivatives	—	113
	Related to natural gas marketing	Fair value of derivatives	168	93
	Basis protection contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	—	13,820
	Related to affiliated partnerships (2)	Fair value of derivatives	—	2,723
			10,137	21,106
Total derivative liabilities			$28,576	$49,080
__________

(1)
Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding payable to our affiliated partnerships representing their proportionate share of the derivative assets.

(2)
Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding receivable from our affiliated partnerships representing their proportionate share of the derivative liabilities.

The following table presents the impact of our derivative instruments on our statements of operations:

	Year Ended December 31,
	2012			2011			2010
Statement of operations line item	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total
	(in thousands)
Commodity price risk management gain (loss), net
Realized gains	$28,819	$20,597	$49,416	$10,329	$6,914	$17,243	$20,148	$26,947	$47,095
Unrealized gains (losses)	(28,819)	11,742	(17,077)	(10,329)	39,176	28,847	(20,148)	32,944	12,796
Total commodity price risk management gain, net	$—	$32,339	$32,339	$—	$46,090	$46,090	$—	$59,891	$59,891
Sales from natural gas marketing
Realized gains	$1,571	$599	$2,170	$1,827	$1,143	$2,970	$2,390	$3,991	$6,381
Unrealized gains (losses)	(1,571)	(87)	(1,658)	(1,827)	1,666	(161)	(2,390)	1,745	(645)
Total sales from natural gas marketing	$—	$512	$512	$—	$2,809	$2,809	$—	$5,736	$5,736
Cost of natural gas marketing
Realized losses	$(1,387)	$(642)	$(2,029)	$(1,441)	$(1,130)	$(2,571)	$(1,905)	$(3,996)	$(5,901)
Unrealized gains (losses)	1,387	214	1,601	1,441	(1,526)	(85)	1,905	(1,431)	474
Total cost of natural gas marketing	$—	$(428)	$(428)	$—	$(2,656)	$(2,656)	$—	$(5,427)	$(5,427)

CONCENTRATION OF RISK	12 Months Ended
Dec. 31, 2012
Concentration Risks, Types, No Concentration Percentage [Abstract]
Concentration Risk Disclosure [Text Block]
CONCENTRATION OF RISK

Accounts Receivable. The following table presents the components of accounts receivable, net of allowance for doubtful accounts:

	As of December 31,
	2012	2011
	(in thousands)

Natural gas, NGLs and crude oil sales	$39,837	$42,388
Natural gas marketing	8,209	6,225
Reimbursements for title defects	7,579	—
Joint interest billings	6,896	7,465
Other	3,385	4,766
Allowance for doubtful accounts	(1,026)	(921)
Accounts receivable, net	$64,880	$59,923

Our accounts receivable primarily relates to sales of our natural gas, NGLs and crude oil production, derivative counterparties and other third parties that own working interests in the properties we operate. Inherent to our industry is the concentration of natural gas, NGLs and crude oil sales to a limited number of customers. This industry concentration has the potential to impact our overall exposure to credit risk in that our customers may be similarly affected by changes in economic and financial conditions, commodity prices or other conditions. We record an allowance for doubtful accounts representing our best estimate of probable losses from our existing accounts receivable. In making our estimate, we consider, among other things, our historical write-offs and overall creditworthiness of our customers. Further, consideration is given to well production data for receivables related to well operations. Our estimate of uncollectible amounts changes periodically. For the each of the years in the three-year period ended December 31, 2012, amounts written off to allowance for doubtful accounts were not material. As of December 31, 2012, we had two customers representing 10% or greater of our accounts receivable balance: Suncor Energy Marketing and Merit Energy, representing 26.4% and 11.7%, respectively, of our accounts receivable balance. The $7.6 million of accounts receivable at December 31, 2012 due from Merit Energy related to reimbursements for title defects discovered subsequent to our acquisition of certain Wattenberg assets from affiliates of Merit Energy (the "Merit Acquisition"). The reimbursement for certain title defects was received in January 2013.

Major Customers. The following table presents the individual customers constituting 10% or more of total revenues:

	Year Ended December 31,
Customer	2012	2011	2010

Suncor Energy Marketing, Inc.	29.8%	25.7%	19.6%
DCP Midstream, LP	12.2%	11.5%	9.6%
WPX Energy Rocky Mountain, LLC	5.6%	9.9%	12.5%

Derivative Counterparties. A significant portion of our liquidity is concentrated in derivative instruments that enable us to manage a portion of our exposure to price volatility from producing natural gas and crude oil. These arrangements expose us to credit risk of nonperformance by our counterparties. We primarily use financial institutions who are also major lenders under our revolving credit facility as counterparties to our derivative contracts. To date, we have had no counterparty default losses. We have evaluated the credit risk of our derivative assets from our counterparties using relevant credit market default rates, giving consideration to amounts outstanding for each counterparty and the duration of each outstanding derivative position. Based on our evaluation, we have determined that the potential impact of nonperformance of our counterparties on the fair value of our derivative instruments was not significant.

The following table presents the counterparties that expose us to credit risk as of December 31, 2012, with regard to our derivative assets:

Fair Value of Derivative Assets
Counterparty Name	As of December 31, 2012
(in thousands)

JPMorgan Chase Bank, N.A. (1)	$41,323
Wells Fargo Bank, N.A. (1)	4,782
Bank of Nova Scotia (1)	4,315
Other lenders in our revolving credit facility	8,146
Various (2)	359
Total	$58,925

____________
(1)Major lender in our revolving credit facility. See Note 8, Long-Term Debt.
(2)Represents a total of 28 counterparties.

PROPERTIES AND EQUIPMENT	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
PROPERTIES AND EQUIPMENT

The following table presents the components of properties and equipment, net of accumulated depreciation, depletion and amortization:

	As of December 31,
	2012	2011
	(in thousands)
Properties and equipment, net:
Natural gas and crude oil properties
Proved	$2,075,924	$1,694,694
Unproved	319,327	102,466
Total natural gas and crude oil properties	2,395,251	1,797,160
Pipelines and related facilities	47,786	40,721
Transportation and other equipment	34,858	32,475
Land and buildings	14,935	14,572
Construction in progress	67,217	69,633
Gross properties and equipment	2,560,047	1,954,561
Accumulated depreciation, depletion and amortization	(943,341)	(652,845)
Properties and equipment, net	$1,616,706	$1,301,716

The following table presents impairment charges recorded for natural gas and crude oil properties:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Continuing operations:
Impairment of proved properties	$—	$—	$—
Impairment of individually significant unproved properties	1,629	1,108	1,477
Amortization of individually insignificant unproved properties	4,266	1,193	2,893
Total continuing operations	5,895	2,301	4,370
Discontinued operations:
Impairment of proved properties	161,185	22,460	4,666
Impairment of individually significant unproved properties	313	—	—
Amortization of individually insignificant unproved properties	756	398	2,111
Total discontinued operations	162,254	22,858	6,777
Total impairment of natural gas and crude oil properties	$168,149	$25,159	$11,147

In December 2012, we recognized an impairment charge of $161.2 million associated with our Piceance Basin proved oil and natural gas properties. The assets were determined to be impaired as the estimated undiscounted future net cash flows were less than the carrying value of the assets. The fair value for determining the amount of the impairment charge was based on estimated future cash flows from an unrelated third-party bid, a Level 3 input, as we changed our development plans in the basin and decided to sell the related assets. The impairment charge was included in discontinued operations on the statement of operations. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our Piceance Basin oil and natural gas properties.

In 2011, we recognized an impairment charge of $22.5 million to write-down our NECO assets to fair value. The fair value was based on unrelated third-party bids, a level 3 input. The impairment charge was included in discontinued operations on the statement of operations. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our NECO oil and natural gas properties.

In May 2010, pursuant to our entry into an agreement to sell our Michigan assets, we reclassified our Michigan assets as held for sale. We compared the transactional sales price, considered a Level 3 input, less costs to sell to the carrying value of our Michigan net assets. The net carrying value exceeded the net sales price and, therefore, during the second quarter of 2010, we recognized a pre-tax impairment charge of $4.7 million to reduce the carrying value of the net assets to reflect the net sales price. The impairment charge was included in discontinued operations on the statement of operations. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations.

Suspended Well Costs

The following table presents the capitalized exploratory well costs pending determination of proved reserves, and included in properties and equipment on the balance sheets:

	2012	2011	2010
	(in thousands, except for number of wells)

Balance beginning of year, January 1,	$4,432	$2,297	$1,174
Additions to capitalized exploratory well costs pending the determination of proved reserves	30,482	3,692	4,353
Reclassifications to wells, facilities and equipment based on the determination of proved reserves	—	(1,557)	(2,231)
Deconsolidation of PDCM and change in ownership interest	—	—	(462)
Capitalized exploratory well costs charged to expense	(15,347)	—	(537)
Balance end of year, December 31,	$19,567	$4,432	$2,297

Number of wells pending determination at December 31,	2	6	3

Additions to capitalized exploratory well costs pending determination of proved reserves increased in 2012 as compared to prior years as we increased our exploratory drilling activities in the liquid-rich emerging Utica Shale play.

In 2012, capitalized well costs related to two vertical stratigraphic test wells in eastern Ohio were expensed at a cost of $12.2 million. Additionally, three wells in south central Ohio and a well in southeast Colorado were determined to have noncommercial quantities of hydrocarbons and were expensed at a cost of $1.2 million and $0.9 million, respectively.

The following table presents an aging of capitalized exploratory well costs based on the date that drilling commenced and the number of projects for which exploratory well costs have been capitalized for a period greater than one year since the commencement of drilling:

	As of December 31,
	2012	2011	2010
	(in thousands)

Exploratory well costs capitalized for a period of one year or less	$19,567	$3,587	$2,297
Exploratory well costs capitalized for a period greater than one year since commencement of drilling	—	845	—
Balance end of year, December 31,	$19,567	$4,432	$2,297
Number of projects with exploratory well costs that have been capitalized for a period greater than one year since commencement of drilling	—	2	—

INCOME TAXES	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
INCOME TAXES

The table below presents the components of our provision for income taxes from continuing operations for the years presented:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Current:
Federal	$—	$2,594	$(4,982)
State	(199)	750	(1,536)
Total current income taxes	(199)	3,344	(6,518)
Deferred:
Federal	12,133	(13,309)	(4,288)
State	767	(1,835)	2,787
Total deferred income taxes	12,900	(15,144)	(1,501)
Provision for income taxes from continuing operations	$12,701	$(11,800)	$(8,019)

We continue to utilize tax deferral strategies such as bonus and accelerated depreciation, IRC Section 1031 like-kind exchange strategies and intangible drilling cost expense elections to minimize our current taxes. As a result of these elections and deferral strategies, we have generated federal and state net operating losses (“NOLs”) in 2012, 2011 and 2010. Substantially, all the 2010 federal NOL was carried back to 2008, generating a refund of $4.6 million which was received in the fourth quarter of 2011. The remaining federal NOLs and substantially all the state NOLs are being carried forward to 2013 and/or future periods. We expect to utilize our federal NOL and a substantial portion of our state NOLs to offset the projected 2013 taxable gain on the sale of our non-core Colorado assets. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our non-core Colorado assets.
The following table presents a reconciliation of the statutory rate to the effective tax rate related to our provision for income taxes from continuing operations:

	Year Ended December, 31,
	2012	2011	2010

Statutory tax rate	35.0%	35.0%	35.0%
State income tax, net	1.0	2.0	3.1
Percentage depletion	1.9	(2.5)	(2.9)
Non-deductible compensation	(0.5)	—	1.1
Non-deductible meals and entertainment	(0.5)	0.3	0.3
State deferred rate change	—	1.3	(6.7)
Unrecognized tax benefits	—	(2.6)	0.2
State tax credits	—	—	(1.6)
Federal return examination adjustments	—	0.4	0.6
Return to provision adjustments	—	0.3	(0.3)
Other	—	0.1	1.9
Effective tax rate	36.9%	34.3%	30.7%

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011 are presented below:

	As of December 31,
	2012	2011
	(in thousands)
Deferred tax assets:
Provision for underpayment of natural gas sales	$—	$3,334
Deferred compensation	7,216	4,319
Asset retirement obligations	10,325	9,438
State NOL and tax credit carryforwards, net	6,117	5,240
Percentage depletion - carryforward	4,702	3,733
Alternative minimum tax - credit carryforward	2,351	2,351
Federal NOL carryforward	21,281	12,210
Other	2,276	2,621
Deferred tax assets	54,268	43,246

Deferred tax liabilities:
Properties and equipment	122,742	184,657
Investment in PDCM	31,445	30,919
Unrealized gains - derivatives	7,163	12,612
Convertible debt	5,194	6,504
Total gross deferred tax liabilities	166,544	234,692
Net deferred tax liability	$112,276	$191,446

Classification in the balance sheets:
Deferred income tax assets	$36,151	$16,127
Deferred income tax liability	148,427	207,573
Net deferred tax liability	$112,276	$191,446

Deferred tax liabilities for properties and equipment decreased in 2012 primarily as a result of our impairment of certain oil and gas properties, which is an expense not currently deductible from taxable income, partially offset by our continued use of statutory provisions for bonus and accelerated tax depreciation. In addition, a tax gain, previously deferred through the use of IRC Section 1031 LKE strategies, was recognized upon the sale of our Permian Basin assets.

As of December 31, 2012, we have state NOL carryforwards of $142.4 million that begin to expire in 2029, state credit carryforwards of $1.8 million that begin to expire in 2022 and federal NOL carryforwards of $60.8 million that will expire in 2030. Approximately $0.9 million of excess tax benefits relating to stock-based compensation that are a component of our NOL carryforwards, when realized, will be credited to APIC.

The following table presents a reconciliation of the total amounts of unrecognized tax benefits:

	2012	2011	2010
	(in thousands)

Balance beginning of year, January 1	$179	$1,093	$566
Additions for tax positions of prior years	—	—	253
Additions for tax positions of current year	—	—	274
Reductions due to settlements	—	(782)	—
Reductions due to lapse of statute of limitations	—	(132)	—
Balance end of year, December 31	$179	$179	$1,093

Interest and penalties related to uncertain tax positions are recognized in income tax expense. Accrued interest and penalties related to uncertain tax positions were immaterial for each of the years in the three-year period ended December 31, 2012. The total amount of unrecognized tax benefits that would affect the effective tax rate, if recognized, was $0.2 million as of December 31, 2012 and December 31, 2011, respectively. As of December 31, 2012, we expect a decrease in the unrecognized tax benefit in the next twelve months due to statute of limitation expiration. During 2012, we did not reduce our liability for any uncertain tax benefits, of which the remaining balance is related to our state tax filings, as no prior tax positions were resolved, nor did we have any new uncertain tax benefits arise during the year. The statute of limitation for most of our state tax jurisdictions is open from 2008 forward.

In accordance with the Compliance Assurance Process ("CAP"), the IRS completed its “post filing review” of our 2010 tax return in January 2012 and completed their “post filing review” of our 2011 tax return in January 2013. We have been issued a “no change” letter for both of the reviewed tax years. The CAP audit employs a real-time review of our books and tax records by the IRS that is intended to permit issue resolution prior to, or shortly after, the filing of the tax returns. We are currently participating in the IRS CAP program for the review of our 2012 tax year and we have been invited and have accepted continued participation in the program for our 2013 tax year. Participation in the IRS CAP program has enabled us to currently have no uncertain tax benefits associated with our federal tax return filings. During 2011, we were able to reduce our liability for uncertain tax benefits upon accelerated examination and settlement of our 2007-2009 tax years upon entering the IRS program.

LONG-TERM DEBT	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Long-term Debt [Text Block]
LONG-TERM DEBT

Long-term debt consists of the following:

	As of December 31,
	2012	2011
	(in thousands)
Senior notes
3.25% Convertible senior notes due 2016:
Principal amount	$115,000	$115,000
Unamortized discount	(13,671)	(17,079)
3.25% Convertible senior notes due 2016, net of discount	101,329	97,921
7.75% Senior notes due 2022:
Principal amount	500,000	—
12% Senior notes due 2018:
Principal amount	—	203,000
Unamortized discount	—	(1,764)
12% Senior notes due 2018, net of discount	—	201,236
Total senior notes	601,329	299,157
Credit facilities
Corporate	49,000	209,000
PDCM	26,250	24,000
Total credit facilities	75,250	233,000
Total long-term debt	$676,579	$532,157

Senior Notes

3.25% Convertible Senior Notes Due 2016. In November 2010, we issued $115 million of 3.25% convertible senior notes due 2016 (the "2016 Convertible Senior Notes") in a private placement to qualified institutional buyers. The convertible notes and the common stock issuable upon conversion of the convertible notes, if any, have not been registered under the Securities Act of 1933 ("Securities Act") or any state securities laws, nor are we required to register such convertible notes or common shares. The convertible notes are governed by an indenture dated November 23, 2010, between the Company and the Bank of New York Mellon, as trustee. The maturity for the payment of principal is May 15, 2016. Interest at the rate of 3.25% per year is payable in cash semiannually in arrears on each May 15 and November 15, commencing on May 15, 2011. The convertible notes are senior, unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the convertible notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated (including our 2022 Senior Notes); effectively junior in right of payment to any of our secured indebtedness (including our obligations under our senior secured credit facility) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries. The indenture governing the convertible notes does not contain any restrictive financial covenants.

We may not redeem the convertible notes prior to the maturity date of the convertible notes. However, prior to November 15, 2015, holders of the convertible notes may convert upon specified events and periods as defined in the governing indenture. The notes are convertible at any time thereafter at an initial conversion rate of 23.5849 per $1,000 principal amount of the convertible notes, which is equal to a conversion price of approximately $42.40 per share. The conversion rate is subject to adjustment upon certain events. Upon conversion, the convertible notes may be settled, at our election, in shares of our common stock, cash or a combination of cash and shares of our common stock. We have initially elected a net-settlement method to satisfy our conversion obligation, which allows us to settle the $1,000 principal amount of the convertible notes in cash and to settle the excess conversion value in shares, as well as cash in lieu of fractional shares.

We allocated the gross proceeds of the convertible notes between the liability and equity components of the debt. The initial $94.3 million liability component was determined based on the fair value of similar debt instruments with similar terms, excluding the conversion feature, and priced on the same day we issued our convertible notes. The initial $20.7 million equity component represents the debt discount and was calculated as the difference between the liability component of the debt and the gross proceeds of the convertible notes. As of December 31, 2012, the unamortized debt discount will be amortized over the remaining contractual term to maturity of the convertible notes of 3.4 years using an effective interest rate of 7.4%. For 2012, interest expense related to the indebtedness and the amortization of the discount were $3.7 million and $3.4 million, respectively, compared to $3.7 million and $3.2 million, respectively, in 2011. As of December 31, 2012 and 2011, notwithstanding the inability to convert, assuming conversion, the value of the convertible notes did not exceed the principal amount.

7.75% Senior Notes Due 2022. On October 3, 2012, we issued $500 million aggregate principal amount of 7.75% senior notes due October 15, 2022 (the “2022 Senior Notes”) in a private placement. The proceeds from the issuance of the notes, after the initial purchasers' commissions and estimated offering expenses, were used to fund the redemption of our 2018 Senior Notes, repay a portion of the amount outstanding under our revolving credit facility and for general corporate purposes. The 2022 Senior Notes accrue interest from the date of issuance and interest is payable semi-annually in arrears on April 15 and October 15, commencing on April 15, 2013. Approximately $11 million in costs associated with the issuance of the 2022 Senior Notes have been capitalized as debt issuance costs and are being amortized as interest expense over the life of the notes using the effective interest method. The 2022 Senior Notes are senior unsecured obligations and rank senior in right of payment to any of our future indebtedness that is expressly subordinated to the notes. The 2022 Senior Notes rank equally in right of payment with all our existing and future senior indebtedness (including our 2016 Convertible Senior Notes) and rank effectively junior in right of payment to all of our secured indebtedness (to the extent of the value of the collateral securing such indebtedness), including borrowings under our revolving credit facility.

In connection with the issuance of the 2022 Senior Notes, we entered into a registration rights agreement with the initial purchasers in which we agreed to file a registration statement with the SEC relating to an offer to exchange the 2022 Senior Notes for registered notes with substantially identical terms. In addition, we have agreed, in certain circumstances, to file a shelf registration statement covering the resale of the 2022 Senior Notes by holders.

At any time prior to October 15, 2017, we may redeem all or part of the 2022 Senior Notes at a make-whole price set forth in the indenture, and on or after October 15, 2017, we may redeem the notes at fixed redemption prices, plus accrued and unpaid interest, if any, to the date of redemption.

At any time prior to October 15, 2015, we may redeem up to 35% of the outstanding 2022 Senior Notes with proceeds from certain equity offerings at a redemption price of 107.75% of the principal amount of the notes redeemed, plus accrued and unpaid interest, as long as:

•	at least 65% of the aggregate principal amount of the notes issued on October 3, 2012 remains outstanding after each such redemption; and

•	the redemption occurs within 180 days after the closing of the equity offering.

Upon the occurrence of a "change of control" as defined in the indenture for the 2022 Senior Notes, holders will have the right to require us to repurchase all or a portion of the notes at a price equal to 101% of the aggregate principal amount of the notes repurchased, together with any accrued and unpaid interest to the date of purchase. In connection with certain asset sales, we will be required to use the net cash proceeds of the asset sale to make an offer to purchase the notes at 100% of the principal amount, together with any accrued and unpaid interest to the date of purchase.

The indenture governing the 2022 Senior Notes contains covenants that, among other things, limit our ability and the ability of our subsidiaries to incur additional indebtedness; pay dividends or make distributions on our stock; purchase or redeem stock or subordinated indebtedness; make certain investments; create certain liens; restrict dividends or other payments by restricted subsidiaries; enter into transactions with affiliates; sell assets; and merge or consolidate with another company.

12% Senior Notes Due 2018. On October 3, 2012, we issued a notice to redeem on November 2, 2012 the entire $203 million principal amount of the 12% senior notes due 2018 (the "2018 Senior Notes") for a total redemption price of approximately $222 million, including an $18.9 million make-whole premium. The make-whole provision was based upon terms set forth in the related indenture. On November 2, upon the redemption of the 2018 Senior Notes, the $18.9 million make-whole premium, remaining unamortized debt discount of $1.5 million and unamortized debt issuance costs of $2.9 million were recognized as a $23.3 million pre-tax loss on debt extinguishment in the consolidated statement of operations. The amount paid to bond holders for the make-whole premium has been included as a financing activity in our statement of cash flows.

Credit Facilities

Revolving Credit Facility. In November 2010, we obtained a revolving credit facility pursuant to a Second Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A. as administrative agent and other lenders party thereto. The revolving credit facility is available for working capital requirements, capital expenditures, acquisitions, general corporate purposes and to support letters of credit. The maximum facility amount is $600 million. As of December 31, 2012, we had $49 million outstanding on our revolving credit facility, compared to $209 million as of December 31, 2011. The borrowing base of the revolving credit facility will be the loan value assigned to the proved reserves attributable to our and our subsidiaries' natural gas and crude oil interests, excluding proved reserves attributable to PDCM and our 21 affiliated partnerships. Our revolving credit facility borrowing base is subject to a semiannual size redetermination based on quantification of our reserves at June 30 and December 31, and is also subject to a redetermination upon the occurrence of certain events. The revolving credit facility is secured by a pledge of the stock of certain of our subsidiaries, mortgages of certain producing natural gas and crude oil properties and substantially all of our and such subsidiaries' other assets. Neither PDCM nor the various limited partnerships that we have sponsored, and continue to serve as the managing general partner, are guarantors of the revolving credit facility.

On October 31, 2012, the semi-annual redetermination of our revolving credit facility's borrowing base was completed with our available borrowing base being reduced from $525 million to $450 million as a result of the 2022 Senior Notes issuance. On September 21, 2012, we entered into a Sixth Amendment to the revolving credit facility. The Sixth Amendment increased the amount of senior note indebtedness and refinancing indebtedness permitted under the revolving credit agreement. On June 29, 2012, concurrent with the Merit Acquisition, we entered into a Fifth Amendment to our revolving credit facility. The Fifth Amendment increased our available borrowing base to $525 million from $425 million based on our natural gas and crude oil reserves as of December 31, 2011 and the estimated reserves as of April 1, 2012 for the acquired assets from the Merit Acquisition. On June 25, 2012, we entered into the Fourth Amendment to our revolving credit facility. The Fourth Amendment amended certain provisions of the revolving credit facility to allow us greater flexibility in entering into hedging transactions in connection with future potential asset acquisitions. On May 4, 2012, we entered into the Third Amendment to our revolving credit facility and, as a result of the semi-annual redetermination by our bank group, our borrowing base was increased by $25 million to $425 million.

Our outstanding principal amount accrues interest at a varying interest rate that fluctuates with an alternate base rate (equal to the greater of JPMorgan Chase Bank, N.A.'s prime rate, the federal funds rate plus a premium and 1-month LIBOR plus a premium), or at our election, a rate equal to the rate for dollar deposits in the London interbank market for certain time periods. Additionally, commitment fees, interest margin and other bank fees, charged as a component of interest, vary with our utilization of the facility. No principal payments are required until the credit agreement expires on November 5, 2015, or in the event that the borrowing base would fall below the outstanding balance.

The revolving credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and maintaining certain financial ratios on a quarterly basis. The financial tests and ratios, as defined per the revolving credit facility, include requirements to: (a) maintain a minimum current ratio of 1.00 to 1.00 and (b) not exceed a maximum leverage ratio of 4.00 to 1.00.

The revolving credit facility contains restrictions as to when we can directly or indirectly, retire, redeem, repurchase or prepay in cash any part of the principal of the 2022 Senior Notes or the 2016 Convertible Senior Notes. Among other things, the restriction on redemption of the 2016 Convertible Senior Notes requires that immediately after giving effect to any such retirement, redemption, defeasance, repurchase, settlement or prepayment, the aggregate commitment under the revolving credit facility exceed the aggregate credit exposure under such facility by at least the greater of $115 million or an amount equal to or greater than 30% of such aggregate commitment. The restriction on redemption of the 2022 Senior Notes permits redemption only with the proceeds of issuances of "Permitted Refinancing Indebtedness," which may not exceed $750 million.

We have outstanding an $18.7 million irrevocable standby letter of credit in favor of a third-party transportation service provider to secure the construction of certain additions and/or replacements to its facilities to provide firm transportation of the natural gas produced by us and others for whom we market production in West Virginia and Southwestern Pennsylvania. The letter of credit reduces the amount of available funds under our revolving credit facility by an equal amount. We pay a fronting fee of 0.125% per annum and an additional quarterly maintenance fee equivalent to the spread over Eurodollar loans (2.75% per annum as of December 31, 2012) for the period in which the letter of credit remains outstanding. The letter of credit expires on July 20, 2013. We expect to renew the letter of credit prior to its expiration.

We pay a fee of 0.5% per annum on the unutilized commitment on the available funds under our revolving credit facility. As of December 31, 2012, the available funds under our revolving credit facility, including a reduction for the $18.7 million irrevocable standby letter of credit in effect, was $382.3 million. The weighted-average borrowing rate on our revolving credit facility, exclusive of the letter of credit, was 4.5% per annum as of December 31, 2012 compared to 3.8% as of December 31, 2011.

PDCM Credit Facility. PDCM has a credit facility dated April 30, 2010, as amended, with an aggregate revolving commitment or borrowing base of $80 million, of which our proportionate share is $40 million. The maximum allowable facility amount is $400 million. Based upon PDCM's discretion, interest accrues at either an alternative base rate ("ABR") or an adjusted LIBOR. The ABR is the greater of BNP Paribas' prime rate, the federal funds effective rate plus 0.5% or the adjusted LIBOR for a three month interest period plus 1%. ABR and adjusted LIBOR borrowings are assessed an additional margin based upon the outstanding balance as a percentage of the available balance. ABR borrowings are assessed an additional margin of 1.25% to 2.0%. Adjusted LIBOR borrowings are assessed an additional margin spread of 2.25% to 3.0%. No principal payments are required until the credit agreement expires on April 30, 2014, or in the event that the borrowing base falls below the outstanding balance. The credit facility is subject to and secured by PDCM's properties, including our proportionate share of such properties. The credit facility borrowing base is subject to size redetermination semiannually based upon a valuation of PDCM's reserves at June 30 and December 31. Either PDCM or the lenders may request a redetermination upon the occurrence of certain events. Pursuant to the interests of the joint venture, the credit facility will be utilized by PDCM for the exploration and development of its Marcellus assets.

The credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and financial ratios that must be met on a quarterly basis. The financial tests and ratios, as defined by the credit facility, include requirements to maintain a minimum current ratio of 1.0 to 1.0, not to exceed a debt to EBITDAX ratio of 5.0 to 1.0 (declining to 4.5 to 1.0 on March 31, 2013 and 4.0 to 1.0 on September 30, 2013) and to maintain a minimum interest coverage ratio of 2.5 to 1.0. As of December 31, 2012, our proportionate share of PDCM's outstanding credit facility balance was $26.3 million compared to $24 million as of December 31, 2011. PDCM is required to pay a commitment fee of 0.5% per annum on the unutilized portion of the activated credit facility. The weighted-average borrowing rate on PDCM's credit facility was 3.5% per annum in 2012, compared to 5.0% in 2011.

As of December 31, 2012, we were in compliance with all credit facility covenants and expect to remain in compliance throughout the next twelve-month period.

ASSET RETIREMENT OBLIGATIONS	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligation Disclosure [Text Block]
ASSET RETIREMENT OBLIGATIONS

The following table presents the changes in carrying amounts of the asset retirement obligations associated with our working interest in natural gas and crude oil properties:

	2012	2011
	(in thousands)

Balance beginning of year, January 1	$46,566	$28,047
Obligations incurred with development activities and assumed with acquisitions	14,169	9,625
Accretion expense	4,060	1,897
Obligations discharged with disposal of properties and asset retirements	(2,232)	(990)
Deconsolidation of PDCM and change in ownership interest	—	(916)
Revisions in estimated cash flows	—	8,903
Balance end of year, December 31 (1)	62,563	46,566
Less current portion	(1,000)	(250)
Long-term portion	$61,563	$46,316

__________

(1)	Includes $2 million as of December 31, 2011 related to assets held for sale.
The revisions in estimated cash flows during 2011 were due to changes in estimates of costs for materials and services related to the plugging and abandonment of wells in the two fields where we currently conduct the majority of our operations. These cost increases related mostly to the costs of cement and construction materials and third-party and internal support services on a per well basis. The revision in the asset retirement obligation did not have an immediate effect in the 2011 statement of operations as the increase in the revised obligation will be accreted and the offsetting capitalized amount will be depreciated over the useful lives of respective wells.

EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2012
Employee Benefits and Share-based Compensation [Abstract]
Compensation and Employee Benefit Plans [Text Block]
EMPLOYEE BENEFIT PLANS

We sponsor a qualified retirement plan covering substantially all of our employees. The plan consists of both a traditional and a Roth 401(k) component, as well as a profit sharing component. The 401(k) components enable eligible employees to contribute a portion of their compensation through payroll deductions in accordance with specific guidelines. We provide a discretionary matching contribution based on a percentage of the employees' contributions up to certain limits. Our contribution to the profit sharing component is discretionary. Our total combined expense for the plan was $3.4 million for 2012 and $2.6 million for 2011 and 2010, respectively.

We provide a supplemental retirement benefit of deferred compensation under terms of the various employment agreements with certain former executive officers. Expenses related to this plan are charged to general and administrative expenses and the related costs were immaterial in 2012, 2011 and 2010. As of December 31, 2012 and 2011, the liability related to this benefit was $2 million and $2.2 million, respectively, which was included in other liabilities on the balance sheets, with the exception of $0.3 million included in other accrued expenses as of December 31, 2012 and 2011.

We provide a supplemental health care benefit covering certain former executive officers and their spouses in accordance with each officer's employment agreement. Expenses incurred during 2012, 2011 and 2010 related to this plan were immaterial. As of December 31, 2012 and 2011, the related liability of $0.7 million is included in other liabilities on the balance sheets.

We maintain a non-qualified deferred compensation plan for our non-employee directors. The amount of compensation deferred by each participant is based on participant elections. The amounts deferred pursuant to the plan are invested in our common stock, maintained in a rabbi trust and are classified in the balance sheets as treasury shares as a component of shareholders' equity. The plan may be settled in either cash or shares as requested by the participant. The liability related to this plan, which was included in other liabilities on the balance sheets, was immaterial as of December 31, 2012 and 2011.

COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES

Firm Transportation Agreements. We enter into contracts that provide firm transportation, sales and processing charges on pipeline systems through which we transport or sell natural gas. Satisfaction of the volume requirements includes volumes produced by us, volumes purchased from third parties and volumes produced by PDCM, our affiliated partnerships and other third-party working interest owners. We record in our financial statements only our share of costs based upon our working interest in the wells. These contracts require us to pay these transportation and processing charges whether the required volumes are delivered or not. With the exception of contracts entered into by PDCM, the costs of any volume shortfalls are borne by PDC.

The following table presents gross volume information, including our proportionate share of PDCM, related to our long-term firm transportation, sales and processing agreements for pipeline capacity:

	Year Ending December 31,
Area	2013	2014	2015	2016	2017 Through Expiration	Total	Expiration Date

Volume (MMcf)
Piceance Basin	30,710	36,168	30,603	26,053	85,895	209,429	May 31, 2021
Appalachian Basin	20,316	24,353	23,361	24,862	168,296	261,188	September 20, 2025
NECO	2,190	1,825	1,825	1,825	—	7,665	December 31, 2016
Total	53,216	62,346	55,789	52,740	254,191	478,282

Dollar commitment (in thousands)	$25,756	$29,283	$26,163	$24,075	$94,033	$199,310

Effective January 1, 2013, we entered into a new gas gathering and processing agreement with Williams Field Services Company related to our Piceance Basin production. The new agreement included additional terms and conditions which, among other things, reduced our Piceance Basin total committed volumes for gathering to 116,260 MMcf over the term of the agreement. On June 18, 2013, we closed on a transaction pursuant to which our Piceance Basin and NECO firm gathering commitments were assumed by the buyer of certain of our oil and natural gas properties. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, for additional information regarding the sale of our non-core Colorado assets.

Litigation. The Company is involved in various legal proceedings that it considers normal to its business. The Company reviews the status of these proceedings on an ongoing basis and, from time to time, may settle or otherwise resolve these matters on terms and conditions that management believes are in the best interests of the Company. There is no assurance that settlements can be reached on acceptable terms or that adverse judgments, if any, in the remaining litigation will not exceed the amounts reserved. Although the results cannot be known with certainty, we currently believe that the ultimate results of such proceedings will not have a material adverse effect on our financial position, results of operations or liquidity.

Alleged Class Action Filed Regarding 2010 and 2011 Partnership Purchases

On December 21, 2011 the Company and its wholly-owned merger subsidiary were served with an alleged class action on behalf of certain former partnership unit holders, related to its partnership repurchases completed by mergers in 2010 and 2011. The action was filed in U.S. District Court for the Central District of California, and is titled Schulein v. Petroleum Development Corp. The complaint primarily alleges a claim that the proxy statements issued in connection with the mergers were inadequate, and a state law breach of fiduciary duty. On February 10, 2012, the Company filed a motion to dismiss or in the alternative to stay. On June 15, 2012, the Court denied the motion. The Court has approved a litigation schedule including a jury trial in May 2014. We have not recorded a liability for claims pending because we believe we have good legal defenses to the asserted claims and because the plaintiffs have not specified damages and it is not possible for management to estimate what, if any, monetary damages could result from this claim.

Environmental. Due to the nature of the natural gas and oil industry, we are exposed to environmental risks. We have various policies and procedures to avoid environmental contamination and mitigate the risks from environmental contamination. We conduct periodic reviews to identify changes in our environmental risk profile. Liabilities are recorded when environmental damages resulting from past events are probable and the costs can be reasonably estimated. As of December 31, 2012 and December 31, 2011, we had accrued environmental liabilities in the amount of $8.4 million and $2.5 million, respectively, included in other accrued expenses on the balance sheet. The increase in accrued liabilities at December 31, 2012 primarily relates to the assumption of environmental liabilities related to the Merit Acquisition. We are not aware of any environmental claims existing as of December 31, 2012 which have not been provided for or would otherwise have a material impact on our financial statements. However, there can be no assurance that current regulatory requirements will not change or unknown past non-compliance with environmental laws will not be discovered on our properties.

Partnership Repurchase Provision. Substantially all of our drilling programs contain a repurchase provision where investing partners may request that we purchase their partnership units at any time beginning with the third anniversary of the first cash distribution. The provision provides that we are obligated to purchase an aggregate of 10% of the initial subscriptions per calendar year (at a minimum price of four times the most recent 12 months' cash distributions from production), if repurchase is requested by investors, subject to our financial ability to do so. As of December 31, 2012, the maximum annual repurchase obligation for 2013, based upon the minimum price described above, was approximately $2.9 million. We believe we have adequate liquidity to meet this potential obligation. During 2012, 2011 and 2010, we paid $0.5 million, $0.2 million and $0.6 million, respectively, under this provision for the repurchase of partnership units.

Lease Agreements. We entered into operating leases, principally for the leasing of natural gas compressors, office space and general office equipment.

The following table presents the minimum future lease payments under the non-cancelable operating leases as of December 31, 2012:

	Year Ending December 31,
	2013	2014	2015	2016	2017	Thereafter	Total
	(in thousands)

Minimum Lease Payments	$2,607	$2,386	$1,929	$461	$255	$887	$8,525

Operating lease expense for the years ended 2012, 2011 and 2010 was $6.1 million, $5.9 million and $4.9 million, respectively.

Employment Agreements with Executive Officers. Each of our senior executive officers may be entitled to a severance payment and certain other benefits upon the termination of the officer's employment pursuant to the officer's employment agreement and/or the Company's executive severance compensation plan. The nature and amount of such benefits would vary based upon, among other things, whether the termination followed a change of control of the Company.

See Note 17, Transactions With Affiliates, for a discussion related to the separation agreement entered into with our former chief executive officer in 2011.

COMMON STOCK	12 Months Ended
Dec. 31, 2012
COMMON STOCK [Abstract]
Disclosure of Share-based Compensation Arrangements by Share-based Payment Award [Text Block]
COMMON STOCK

Sale of Equity Securities

In May 2012, we completed a public offering of 6,500,000 shares of our common stock, par value $0.01 per share, at an offering price of $26.50 per share. Net proceeds of the offering were approximately $164.5 million, after deducting underwriting discounts and commissions and offering expenses, of which $65,000 is included in common shares-par value and $164.4 million is included in APIC on the balance sheet as of December 31, 2012. We used the net proceeds from the offering to finance a portion of the Merit Acquisition and for general corporate purposes. The offering was made pursuant to an effective shelf registration statement on Form S-3 filed with the SEC on January 23, 2012.

In November 2010, we sold 4,140,000 shares of our common stock in an underwritten public offering at a price of $32.00 per share. The net proceeds of $125.5 million were used, together with other proceeds, to fund an acquisition of additional assets in the Wolfberry Trend in the Permian Basin of West Texas, which closed in November 2010, our acquisition of the 2004 and 2005 partnerships and other acquisitions and for general corporate purposes. Pending such uses, we applied the net proceeds from this offering and other proceeds to temporarily repay the entire outstanding amount under our revolving credit facility, with the remaining balance being deposited in an interest bearing account and held as cash and cash equivalents until utilized as contemplated above. The offering was made pursuant to an effective shelf registration statement on Form S-3 filed with the SEC on November 26, 2008.

Stock-Based Compensation Plans

2010 Long-Term Equity Compensation Plan. In June 2010, our shareholders approved a long-term equity compensation plan for our employees and non-employee directors (the "2010 Plan"). In accordance with the 2010 Plan, up to 1,400,000 new shares of our common stock are authorized for issuance. Shares issued may be either authorized but unissued shares, treasury shares or any combination of these shares. Additionally, the 2010 Plan permits the reuse or reissuance of shares of common stock which were canceled, expired, forfeited or, in the case of stock appreciation rights ("SARs"), paid out in the form of cash. Awards may be issued to our employees in the form of incentive or non-qualified stock options, SARs, restricted stock, restricted stock units ("RSUs"), performance shares and performance units, and to our non-employee directors in the form of non-qualified stock options, SARs, restricted stock and RSUs. Awards may vest over periods set at the discretion of the Compensation Committee of our Board of Directors (the "Compensation Committee") with certain minimum vesting periods. With regard to incentive or non-qualified stock options and SARs, awards have a maximum exercisable period of ten years. In no event, may an award be granted under the 2010 Plan on or after April 1, 2020. As of December 31, 2012, 490,412 shares remain available for issuance pursuant to the 2010 Plan.

2004 Long-Term Equity Compensation Plan. As approved by the shareholders in June 2004, we maintain a long-term equity compensation plan for our officers and certain key employees (the "2004 Plan"). Awards pursuant to the plan vest over periods set at the discretion of the Compensation Committee and, with regard to options, have a maximum exercisable period of ten years. We no longer issue awards pursuant to the 2004 Plan. All outstanding and non-vested awards pursuant to the 2004 Plan will continue to be outstanding and vest pursuant to their original terms on or before April 19, 2020.

The following table provides a summary of the impact of our outstanding stock-based compensation plans on the results of operations for the periods presented:

	Year Ended December 31,
	2012	2011 (1)	2010
	(in thousands)

Stock-based compensation expense	$8,495	$8,781	$5,314
Income tax benefit	(3,245)	(3,344)	(2,019)
Net expense	$5,250	$5,437	$3,295

__________
(1) Includes a $2.5 million pre-tax charge related to a separation agreement with our former chief executive officer. See Note 17, Transactions with Affiliates, for additional information regarding the related separation agreement.

Stock Option Awards

We have granted stock options pursuant to various stock compensation plans. Outstanding options expire ten years from the date of grant and become exercisable ratably over a four year period. We have not issued any new stock options awards since 2006. As of December 31, 2012, all compensation cost related to stock options has been fully recognized in our statements of operations.

The following table presents the changes in our stock option awards. The aggregate intrinsic value of options outstanding for each period presented was immaterial:

	Year Ended December 31,
	2012			2011		2010
	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (in years)	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share
Outstanding beginning of year, January 1,	6,973	$41.09	—	10,306	$41.90	10,306	$41.90
Forfeited	—	—	—	(3,333)	43.60	—	—
Outstanding end of year, December 31,	6,973	41.09	2.6	6,973	41.09	10,306	41.90
Exercisable at December 31,	6,973	41.09	2.6	6,973	41.09	10,306	41.60

SARs

The SARs vest ratably over a three-year period and may be exercised at any point after vesting through 10 years from the date of issuance. Pursuant to the terms of the awards, upon exercise, the executive officers will receive, in shares of common stock, the excess of the market price of the award on the date of exercise over the market price of the award on the date of issuance.

In January 2012, the Compensation Committee awarded 68,361 SARs to our executive officers. The fair value of each SAR award was estimated on the date of grant using a Black-Scholes pricing model using the following assumptions:

	Year Ended December 31,
	2012	2011	2010

Expected term of award	6 years	6 years	5 years
Risk-free interest rate	1.1%	2.5%	2.5%
Expected volatility	64.3%	60.2%	62.0%
Weighted-average grant date fair value per share	$17.61	$25.22	$13.26

The expected life of the award was estimated using historical stock option exercise behavior data. The risk-free interest rate was based on the U.S. Treasury yields approximating the expected life of the award in effect at the time of grant. Expected volatilities were based on our historical volatility. We do not expect to pay or declare dividends in the foreseeable future.

The following table presents the changes in our SARs:

	Year Ended December 31,
	2012				2011			2010
	Number of SARs	Weighted-Average Exercise Price	Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)	Number of SARs	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in thousands)	Number of SARs	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in thousands)
Outstanding beginning of year, January 1,	50,471	$31.61	8.6	$341	57,282	$24.44	$1,020	—	$—	$—
Awarded	68,361	30.19	—	—	31,552	43.95	—	57,282	24.44	—
Exercised	—	—	—	—	(25,371)	24.44	77	—	—	—
Forfeited	—	—	—	—	(12,992)	43.95	—	—	—	—
Outstanding end of year, December 31,	118,832	30.80	8.4	486	50,471	31.61	341	57,282	24.44	1,020
Exercisable at December 31,	27,458	28.84	7.5	187	10,636	24.44	114	—	—	—

Total compensation cost related to SARs granted and not yet recognized in our statement of operations as of December 31, 2012, was $1.0 million. The cost is expected to be recognized over a weighted-average period of 1.8 years.

Restricted Stock Awards

Time-Based Awards. The fair value of the time-based restricted shares is amortized ratably over the requisite service period, primarily three or four years. The time-based shares vest ratably on each annual anniversary following the grant date that a participant is continuously employed.

In January 2012, the Compensation Committee awarded a total of 79,889 time-based restricted shares to our executive officers that vest ratably over three year period ending on January 16, 2015.

The following table presents the changes in non-vested time-based awards during 2012:

	Shares	Weighted-Average Grant-Date Fair Value

Non-vested at December 31, 2011	527,801	$29.29
Granted	341,338	26.59
Vested	(186,205)	29.42
Forfeited	(36,444)	28.20
Non-vested at December 31, 2012	646,490	27.93

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands, except per share data)

Total intrinsic value of time-based awards vested	$5,950	$9,030	$3,219
Total intrinsic value of time-based awards non-vested	21,470	18,531	22,211
Market price per common share as of December 31,	33.21	35.11	42.25
Weighted-average grant date fair value per share	26.59	33.71	25.04

Total compensation cost related to non-vested time-based awards expected to vest and not yet recognized in our statements of operations as of December 31, 2012 was $11.5 million. This cost is expected to be recognized over a weighted-average period of 2.2 years.

Market-Based Awards. The fair value of the market-based restricted shares is amortized ratably over the requisite service period, primarily three years. Generally, the market-based shares vest if the participant is continuously employed throughout the performance period and the market-based performance measure is achieved, with a maximum vesting period of five years. All compensation cost related to the market-based awards will be recognized if the requisite service period is fulfilled, even if the market condition is not achieved.
In January 2012, the Compensation Committee awarded a total of 30,541 market-based restricted shares to our executive officers. In addition to continuous employment, the vesting of these shares is contingent on the Company's total shareholder return ("TSR"), which is essentially the Company’s stock price change including any dividends, as compared to the TSR of a set group of 14 peer companies. The shares are measured over a three-year period ending on December 31, 2014 and can result in a payout between 0% and 200% of the total shares awarded. The weighted-average grant date fair value per market-based share for these awards granted was computed using the Monte Carlo pricing model using the following assumptions:

	Year Ended December 31,
	2012	2011

Expected term of award	3 years	3 years
Risk-free interest rate	0.3%	1.1%
Expected volatility	65.3%	74.2%
Weighted-average grant date fair value per share	$36.54	$58.53

The expected term of the awards was based on the requisite service period. The risk-free interest rate was based on the U.S. Treasury yields in effect at the time of grant and extrapolated to approximate the life of the award. The expected volatility was based on our historical volatility. We do not expect to pay or declare dividends in the foreseeable future

The following table presents the change in non-vested market-based awards during 2012:

	Shares	Weighted-Average Grant-Date Fair Value per Share

Non-vested at December 31, 2011	43,081	$42.05
Granted	30,541	36.54
Forfeited	(32,926)	45.15
Non-vested at December 31, 2012	40,696	39.22

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands, except per share data)

Total intrinsic value of market-based awards vested	$—	$366	$—
Total intrinsic value of market-based awards non-vested	1,352	1,513	3,361
Market price per common share as of December 31,	33.21	35.11	42.25
Weighted-average grant date fair value per share	36.54	58.53	—

Total compensation cost related to non-vested market-based awards expected to vest and not yet recognized in our statement of operations as of December 31, 2012 was $0.9 million. This cost is expected to be recognized over a weighted-average period of 1.8 years.

Treasury Share Purchases

In accordance with our stock-based compensation plans, employees and directors may surrender shares of the Company's common stock to pay tax withholding obligations upon the vesting and exercise of share-based awards. Shares acquired that had been issued pursuant to the 2004 Plan are retired, while those issued pursuant to the 2010 Plan are reissued to service awards. For shares that are retired, we first charge any excess of cost over the par value to additional paid-in-capital ("APIC") to the extent we have amounts in APIC, with any remaining excess cost charged to retained earnings. For shares reissued to service awards under the 2010 Plan, shares are recorded at cost and upon reissuance we reduce the carrying value of shares acquired and held pursuant to the 2010 Plan by the weighted-average cost per share with an offsetting charge to APIC. During the year ended December 31, 2012, we acquired 44,576 shares pursuant to our stock-based compensation plans for payment of tax liabilities, of which 14,471 shares were retired, 28,587 and 1,518 shares were reissued and are available for reissuance, respectively, pursuant to our 2010 Plan.

Shareholders’ Rights Agreement

In 2007, we entered into a rights agreement. The rights agreement is designed to improve the ability of our Board to protect the interest of our shareholders in the event of an unsolicited takeover attempt. Our Board declared a dividend of one right for each outstanding share of our common stock. The right dividend was paid to shareholders of record on September 14, 2007. A "distribution date," as defined in the rights agreement, can occur after any individual shareholder exceeds 15% ownership of our outstanding common stock. In certain circumstances, the right entitles each holder, other than an "acquiring person" (as defined in the agreement), to purchase shares of our common stock (or, in certain circumstances, cash, property or other securities) having a then-current value equal to two times the exercise price of the right (i.e., for the $240 exercise price, the rights holder receives $480 worth of common stock). The exercise price is subject to adjustment for various corporate actions which affect all shareholders, such as a stock split. The rights agreement and all rights will expire on September 11, 2017.

Preferred stock

We are authorized, pursuant to shareholder approval in 2008, to issue 50,000,000 shares of Company preferred stock, par value $0.01, which may be issued in one or more series, with such rights, preferences, privileges and restrictions as shall be fixed by our Board from time to time. As of December 31, 2012, no preferred shares had been issued.

EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings Per Share, Basic, by Common Class, Including Two Class Method [Line Items]
Earnings Per Share [Text Block]
EARNINGS PER SHARE

Basic earnings per common share ("EPS") is computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is similarly computed except that the denominator includes the effect, using the treasury stock method, of our unamortized portion of restricted stock, outstanding SARs, stock options, convertible notes and shares held pursuant to our non-employee director deferred compensation plan, if including such potential shares of common stock is dilutive.

The following table presents a reconciliation of the weighted-average diluted shares outstanding:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Weighted-average common shares outstanding - basic	27,677	23,521	19,674
Dilutive effect of share-based compensation:
Restricted stock	—	307	119
SARs	—	40	21
Non-employee director deferred compensation	—	3	7
Weighted-average common and common share equivalents outstanding - diluted	27,677	23,871	19,821

The following table presents the weighted-average common share equivalents excluded from the calculation of diluted earnings per share due to their anti-dilutive effect:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Weighted-average common share equivalents excluded from diluted earnings per share due to their anti-dilutive effect:
Restricted stock	694	220	204
SARs	116	22	—
Stock options	7	9	10
Non-employee director deferred compensation	3	—	—
Total anti-dilutive common share equivalents	820	251	214

For 2012, we reported a net loss. As a result, our basic and diluted weighted-average common shares outstanding were the same as the effect of the common share equivalents was anti-dilutive.

In November 2010, we issued 115,000 convertible senior notes, $1,000 principal amount per note, that give the holders the right to convert the aggregate principal amount into 2.7 million common shares at a conversion price of $42.40 per share. These convertible notes could have a dilutive impact on our earnings per share if the average market share price exceeds the $42.40 conversion price. The average market share price did not exceed the conversion price during 2012, 2011 or 2010.

ASSETS HELD FOR SALE, DIVESTITURES AND DISCONTINUED OPERATIONS	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
ASSETS HELD FOR SALE, DIVESTITURES AND DISCONTINUED OPERATIONS

Selected financial information. The tables below set forth selected financial information related to net assets divested and operating results related to discontinued operations. Net assets held for sale represents the assets that were or are expected to be sold, net of liabilities, that were or are expected to be assumed by the purchaser. While the reclassification of revenues and expenses related to discontinued operations for prior periods had no impact upon previously reported net earnings, the statement of operations table presents the revenues and expenses that were reclassified from the specified statement of operations line items to discontinued operations.

The following table presents balance sheet data related to assets held for sale:

As of December 31,
2011
Balance Sheet	Net Assets Held for Sale
(in thousands)
Assets
Current assets
Accounts receivable, net	$—
Oil inventory	—
Total current assets	—
Properties and equipment	168,218
Accumulated Depreciation, Depletion and Amortization	(19,969)
Total assets	$148,249

Liabilities
Current liabilities
Accounts payable	—
Production tax liability	—
Total current liabilities	—
Asset retirement obligation	2,022
Total liabilities	$2,022

Net assets	$146,227

The following table presents statement of operations data related to our discontinued operations:

	Year Ended December 31,
Statements of Operations - Discontinued Operations	2012	2011	2010
	(in thousands)
Revenues
Natural gas, NGLs and crude oil sales	$36,422	$80,860	$70,111
Sales from natural gas marketing	1,708	2,949	7,164
Well operations, pipeline income and other	1,888	2,542	4,149
Total revenues	40,018	86,351	81,424

Costs, expenses and other
Production costs	22,453	30,885	37,891
Cost of natural gas marketing	1,529	2,634	6,547
Impairment of natural gas and crude oil properties	162,254	22,858	6,777
Depreciation, depletion and amortization	48,101	47,521	44,944
Accretion of asset retirement obligations and other	2,084	1,054	4,976
Gain on sale of properties and equipment	(19,920)	(3,854)	—
Total costs, expenses and other	216,501	101,098	101,135

Income (loss) from discontinued operations	(176,483)	(14,747)	(19,711)
Provision for income taxes	67,466	5,620	7,581
Income (loss) from discontinued operations, net of tax	$(109,017)	$(9,127)	$(12,130)

Piceance Basin and NECO. On February 4, 2013, we entered into a purchase and sale agreement with certain affiliates of Caerus Oil and Gas LLC (“Caerus”), pursuant to which we agreed to sell to Caerus our Piceance Basin, NECO and certain other non-core Colorado oil and gas properties, leasehold mineral interests and related assets. The cash consideration was subject to customary adjustments, including adjustments based upon title and environmental due diligence, and by certain firm transportation obligations and natural gas hedging positions that will be assumed by Caerus. On June 18, 2013, this divestiture was completed with total proceeds received of approximately $185.2 million, subject to customary post-closing adjustments and net of our non-affiliated investor partners' share of $17.0 million. The proceeds from the asset disposal will be used to pay down our revolving credit facility and to fund a portion of our 2013 capital budget. Following the sale to Caerus, we do not have significant continuing involvement in the operations of, or cash flows from, the Piceance Basin and NECO oil and gas properties. Accordingly, the results of operations related to these assets have been separately reported as discontinued operations in the consolidated statement of operations for all periods presented. The sale of our other non-core Colorado oil and gas properties did not meet the requirements to be accounted for as discontinued operations.

Permian Basin. During the fourth quarter of 2011, we completed the sale of our non-core Permian assets to unrelated third parties for a total of $13.2 million. Additionally, on December 20, 2011, we executed a purchase and sale agreement with COG Operating LLC (“COG”), a wholly owned subsidiary of Concho Resources Inc., an unrelated third-party, for the sale of our core Permian Basin assets for a sale price of $173.9 million, subject to customary terms and adjustments, including adjustments based on title and environmental due diligence to be conducted by COG. The effective date of the transaction was November 1, 2011. Following the sale to COG, we do not have significant continuing involvement in the operations of, or cash flows from, these assets; accordingly, the Permian assets were reclassified as held for sale as of December 31, 2011, and the results of operations related to those assets have been separately reported as discontinued operations in the consolidated statement of operations for all periods presented. On February 28, 2012, the divestiture closed. Upon final settlement, total proceeds received were $189.2 million after closing adjustments, resulting in a pre-tax gain on sale of $19.9 million.

North Dakota. In December 2010, we executed a letter of intent with an unrelated third-party for the sale of our North Dakota assets. In February 2011, we executed a purchase and sale agreement and subsequently closed with the same unrelated party. Proceeds from the sale were $9.5 million, net of our non-affiliated investor partners' share of $3.8 million, resulting in a pre-tax gain on sale of $3.9 million. Following the sale to the unrelated party, we do not have significant continuing involvement in the operations of, or cash flows from, these assets. Accordingly, the results of operations related to the North Dakota assets have been reported as discontinued operations in the consolidated statements of operations for 2011 and 2010.

Michigan. During the third quarter of 2010, we divested our Michigan asset group and related liabilities for net cash proceeds of $22 million and realized a loss on sale of $4.7 million in the form of an impairment charge recorded during 2010 (see Note 6, Properties and Equipment, regarding the impairment charge). We do not have significant continuing involvement in the operations of or cash flows from this asset group. Accordingly, the results of operations related to the Michigan assets have been reported as discontinued operations in the consolidated statement of operations for 2010.

ACQUISITIONS	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]
ACQUISITIONS

The following table presents the adjusted purchase price and the allocations thereof, based on our estimates of fair value, for the acquisition of natural gas and crude oil properties during 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011			2010
	Merit (1)	Seneca-Upshur	2003/2002-D Partnerships	2005 Partnerships	Permian	2004 Partnerships
	(in thousands)

Total acquisition cost	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

Recognized amounts of identifiable assets acquired and liabilities assumed:
Assets acquired:
Natural gas and crude oil properties - proved	$180,259	$20,175	$27,940	$39,825	$45,592	$32,730
Natural gas and crude oil properties - unproved	151,428	49,100	—	—	71,647	—
Other assets	3,631	10,196	3,455	3,848	—	3,396
Total assets acquired	335,318	79,471	31,395	43,673	117,239	36,126
Liabilities assumed:
Asset retirement obligation	13,870	8,157	497	300	2,351	912
Other accrued expenses	10,100	—	—	—	615	126
Other liabilities	6,705	1,696	938	358	—	320
Total liabilities assumed	30,675	9,853	1,435	658	2,966	1,358
Total identifiable net assets acquired	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

___________
(1) Assets acquired and liabilities assumed in the Merit Acquisition are subject to post-closing adjustments as more detailed analyses are completed and additional information is obtained about the acquired natural gas and crude oil properties.

The fair value measurements of assets acquired and liabilities assumed are based on inputs that are not observable in the market and therefore represent Level 3 inputs. The fair values of oil and natural gas properties and asset retirement obligations were measured using valuation techniques that convert future cash flows to a single discounted amount. Significant inputs to the valuation of oil and natural gas properties include estimates of reserves, future operating and development costs, future commodity prices, estimated future cash flows and a market-based weighted-average cost of capital rate. These inputs require significant judgments and estimates by management at the time of the valuation and are the most sensitive and subject to change.

2012 Acquisitions

Merit Acquisition. On June 29, 2012, we completed the acquisition of certain Wattenberg Field oil and natural gas properties, leasehold mineral interests and related assets located in Weld, Adams and Boulder Counties, Colorado from affiliates of Merit Energy, an unrelated third-party. The aggregate purchase price of these properties was approximately $304.6 million, after post-closing adjustments. We financed the purchase with cash from the May 2012 offering of our common stock and a draw on our revolving credit facility.

This acquisition was accounted for under the acquisition method of accounting. Accordingly, we conducted assessments of net assets acquired and recognized amounts for identifiable assets acquired and liabilities assumed at their estimated acquisition date fair values, while transaction and integration costs associated with the acquisition were expensed as incurred.

Pro Forma Information. The results of operations for the Merit Acquisition have been included in our consolidated financial statements since the June 29, 2012 closing date, including approximately $11.4 million of total revenue and $9.5 million of income from operations. The following unaudited pro forma financial information presents a summary of the consolidated results of operations for the years ended December 31, 2012 and December 31, 2011, assuming the Merit Acquisition had been completed as of January 1, 2011, including adjustments to reflect the values assigned to the net assets acquired. The pro forma financial information is not necessarily indicative of the results of operations that would have been achieved if the Merit Acquisition had been effective as of these dates, or of future results.

	Year Ended December 31,
	2012	2011
	(in thousands, except per share amounts)

Total revenues	$370,488	$438,204
Total costs, expenses and other	521,178	366,120
Net income (loss)	$(119,343)	$45,688

Earnings per share:
Basic	$(4.31)	$1.94
Diluted	$(4.31)	$1.91

2011 Acquisitions

Seneca-Upshur. In October 2011, PDCM acquired from an unrelated third-party 100% of the membership interests of Seneca-Upshur Petroleum, LLC ("Seneca-Upshur") for a purchase price of $139.2 million ($69.6 million net to PDC), after post-closing adjustments, which was funded by capital contributions by PDCM's investing partners and a draw on PDCM's revolving credit facility. Substantially all of the acreage acquired is held by production, prospective for the Marcellus Shale and is in close proximity to PDCM's existing properties. Following the closing, several title defects were discovered that were not cured by the seller within the time specified by the purchase and sale agreement. Accordingly, PDCM received title defect payments during 2012 totaling $28.9 million, of which $14.5 million represents our share, the effect of which is reflected in the purchase price noted above.

2003/2002-D Partnerships. In October 2011, we acquired from non-affiliated investor partners the remaining working interest in five of our affiliated partnerships: PDC 2002-D Limited Partnership, PDC 2003-A Limited Partnership, PDC 2003-B Limited Partnership and PDC 2003-C Limited Partnership and (the "2002/2003 Partnerships"). We purchased the 2002/2003 Partnerships for an aggregate amount of $30 million, which was funded from our revolving credit facility. These purchases included the non-affiliated investor partners' remaining working interests in wells located in the Wattenberg Field and Piceance Basin.

2005 Partnerships. In June 2011, we acquired from non-affiliated investor partners the remaining working interest in three of our affiliated partnerships: PDC 2005-A Limited Partnership, PDC 2005-B Limited Partnership and Rockies Region Private Limited Partnership (the "2005 Partnerships"). We purchased the 2005 Partnerships for an aggregate amount of $43 million, which was funded from our revolving credit facility. These purchases included the non-affiliated investor partners' remaining working interests wells located in the Wattenberg Field and Piceance Basin.

Pro Forma Information. The results of operations for the Seneca-Upshur, 2002/2003 Partnerships and 2005 Partnerships acquisitions have been included in our consolidated financial statements from the respective dates of acquisition. Pro forma information is not presented as the pro forma results would not be materially different from the information presented in the accompanying statements of operations.

2010 Acquisitions

2004 Partnerships. In December 2010, we acquired the remaining working interest in four of our affiliated partnerships: PDC 2004-A Limited Partnership, PDC 2004-B Limited Partnership, PDC 2004-C Limited Partnership and PDC 2004-D Limited Partnership (the “2004 Partnerships”). We purchased these partnerships for an aggregate amount of $36.5 million, which was funded from our revolving credit facility. These purchases included the remaining working interests in wells located in the Wattenberg Field and Piceance Basin.

Permian Basin. In July 2010, we acquired various producing assets located in the Wolfberry Trend in the Permian Basin in West Texas (the “Wolfberry Assets”). In conjunction with the divestiture of our Michigan asset group, we entered into a like-kind exchange agreement with a qualified intermediary. The Wolfberry Assets were identified as our replacement property in accordance with IRC Section 1031. Sales proceeds of $19.3 million from the Michigan divestiture were transferred directly to the qualified intermediary and, along with $55.7 million from our revolving credit facility, funded the purchase of the Wolfberry Assets. The sale of our Michigan assets resulted in a gain for income tax purposes of $19.2 million, which then resulted in a tax liability of $7.3 million. With the favorable deferral aspects of IRC Section 1031, we were able to defer $6.5 million of this tax liability. In November 2010, we acquired for $39.4 million in cash a second position in the Wolfberry oil trend, including 100% of the interest in producing assets and undeveloped acreage.

Pro Forma Information. The results of operations for the 2004 Partnerships and Wolfberry Assets acquisition have been included in our consolidated financial statements from the respective dates of acquisition. Pro forma information is not presented as the pro forma results would not be materially different from the information presented in the accompanying statements of operations.

NONCONTROLLING INTEREST	12 Months Ended
Dec. 31, 2012
Noncontrolling Interest [Abstract]
Noncontrolling Interest Disclosure [Text Block]
NONCONTROLLING INTEREST IN SUBSIDIARY

In 2007, we contributed $0.8 million for a 50% interest in WWWV, LLC (the "LLC"), a limited liability company for which we served as the managing member. The LLC's only asset was an aircraft and was formed for the purpose of owning and operating the aircraft. We consolidated the entity based on a controlling financial interest. In 2011, we divested the asset and dissolved the entity with no material impact on our financial statements.

TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
TRANSACTIONS WITH AFFILIATES

Former Executive Officer. In June 2011, Richard W. McCullough resigned from his positions as our Chief Executive Officer and the Chairman of the Board, effective immediately. In connection with his resignation, in July 2011, Mr. McCullough and the Company executed a separation agreement, whereby Mr. McCullough will receive those benefits to which he was entitled under Section 7(d) of his employment agreement, dated as of April 19, 2010, including without limitation, separation compensation in the amount of $4.1 million, less required withholdings, his annual non-qualified deferred supplemental retirement benefit equal to $30,000 for each of the years 2012 through 2021 (not accelerated), less required withholdings, continued coverage under the Company’s group health plans at the Company’s cost for a period equal to the lesser of 18 months or such period ending as of the date Mr. McCullough is eligible to participate in another employer’s group health plan, immediate vesting of any unvested Company stock options, SARs and restricted stock and issuance of shares representing the vested portion of his 2009 performance share awards. Related to this separation agreement, the statement of operations for 2011 reflects a charge to general and administrative expense of $6.7 million.

PDCM and Affiliated Partnerships. Our Gas Marketing segment markets the natural gas produced by PDCM and our affiliated partnerships in the Eastern Operating Region.

Amounts due from/to the affiliated partnerships are primarily related to derivative positions and, to a lesser extent, unbilled well lease operating expenses, and costs resulting from audit and tax preparation services. We have entered into derivative instruments on behalf of our affiliated partnerships for their estimated production.

The following table presents amounts included in our consolidated statement of operations related to the marketing of natural gas on behalf of PDCM and our affiliated partnerships and amounts included in our consolidated balance sheet related to the derivative instruments we entered into on behalf of our affiliated partnerships:

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands)

PDCM:
Sales from natural gas marketing	$11,105	$9,735	$4,298
Cost of natural gas marketing	10,888	9,544	4,214
Affiliated Partnerships:
Sales from natural gas marketing	535	1,276	651
Cost of natural gas marketing	524	1,251	638
Receivable from affiliates	2,140	6,163	14,616
Payable to affiliates	4,707	14,152	20,342

We provide certain well operating and administrative services for PDCM. Amounts billed to PDCM for these services were $12.1 million, $10.4 million and $11.1 million in 2012, 2011 and 2010, respectively. Our statements of operations include only our proportionate share of these billings. The following table presents the statement of operations line item in which our proportionate share is recorded and the amount for each of the periods presented.

	Year Ended December 31,
Statement of Operations Line Item	2012	2011	2010
	(in thousands)

Production Costs	$3,945	$3,441	$3,862
Exploration Expense	492	430	883
General and Administrative Expense	1,630	1,543	1,899

BUSINESS SEGMENTS	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Segment Reporting Disclosure [Text Block]
BUSINESS SEGMENTS

We separate our operating activities into two segments: Oil and Gas Exploration and Production and Gas Marketing. All material inter-company accounts and transactions between segments have been eliminated.

Oil and Gas Exploration and Production. Our Oil and Gas Exploration and Production segment includes all of our natural gas and crude oil properties. The segment represents revenues and expenses from the production and sale of natural gas, NGLs and crude oil. Segment revenue includes natural gas, NGLs and crude oil sales, commodity price risk management, net and well operation and pipeline income. Segment income (loss) consists of segment revenue less production cost, exploration expense, impairment of natural gas and crude oil properties, direct general and administrative expense and DD&A expense. Segment DD&A expense was $139.4 million, $122.2 million and $105.9 million in 2012, 2011 and 2010, respectively.

Gas Marketing. Our Gas Marketing segment purchases, aggregates and resells natural gas produced by us and others. Segment income (loss) primarily represents sales from natural gas marketing and direct interest income less costs of natural gas marketing and direct general and administrative expense.

Unallocated amounts. Unallocated income includes unallocated other revenue, less corporate general administrative expense, corporate DD&A expense, interest income and interest expense.

The following tables present our segment information:

	2012	2011	2010
	(in thousands)
Year Ended December 31,
Revenues:
Oil and Gas Exploration and Production	$275,234	$273,819	$211,380
Gas Marketing	45,371	63,470	65,235
Total Revenues	$320,605	$337,289	$276,615

Segment income (loss) from continuing operations before income taxes:
Oil and Gas Exploration and Production	$103,111	$138,616	$104,334
Gas Marketing	349	639	509
Unallocated	(137,856)	(104,891)	(78,760)
Total	$(34,396)	$34,364	$26,083

Expenditures for segment long-lived assets:
Oil and Gas Exploration and Production	$656,443	$479,027	$319,268
Unallocated	3,509	1,363	1,506
Total	$659,952	$480,390	$320,774

As of December 31,
Segment assets:
Oil and Gas Exploration and Production	$1,723,011	$1,461,130
Gas Marketing	11,090	14,713
Unallocated	92,747	73,913
Assets held for sale	—	148,249
Total Assets	$1,826,848	$1,698,005

SUBSEQUENT EVENTS (Notes)	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]	SUBSEQUENT EVENTS On June 18, 2013, we closed on the divestiture of our Piceance Basin, NECO and certain non-core Colorado oil and gas properties for cash consideration of approximately $185.2 million.

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES	12 Months Ended
Dec. 31, 2012
Oil and Gas Exploration and Production Industries Disclosures [Abstract]
Supplemental Information - Oil and Gas Exploration and Production Industries Disclosures [Text Block]
NATURAL GAS AND CRUDE OIL INFORMATION - UNAUDITED

Net Proved Reserves

All of our natural gas, NGLs and crude oil reserves are located in the U.S. We utilize the services of independent petroleum engineers to estimate our natural gas, crude oil, condensate and NGL reserves. As of December 31, 2012, 2011 and 2010, all of our reserve estimates were based on reserve reports prepared by Ryder Scott Company, L.P. ("Ryder Scott"). These reserve estimates have been prepared in compliance with professional standards and the reserves definitions prescribed by the SEC.

Proved reserves estimates may change, either positively or negatively, as additional information becomes available and as contractual, economic and political conditions change. Our net proved reserve estimates have been adjusted as necessary to reflect all contractual agreements, royalty obligations and interests owned by others at the time of the estimate. Proved developed reserves are the quantities of natural gas, NGLs and crude oil expected to be recovered through existing wells with existing equipment and operating methods. In some cases, proved undeveloped reserves may require substantial new investments in additional wells and related facilities.

The price used to estimate our reserves, by commodity, are presented below.

	Price Used to Estimate Reserves
As of December 31,	Natural Gas (per Mcf)	NGLs (per Bbl)	Crude Oil (per Bbl)

2012	$2.35	$28.02	$87.51
2011	3.41	39.59	88.94
2010	3.54	34.12	71.95

The following tables present the changes in our estimated quantities of proved reserves:

	Natural Gas (MMcf)	NGLs (MBbls)	Crude Oil, Condensate (MBbls)	Total (MMcfe)
Proved Reserves:
Proved reserves, January 1, 2010	608,925	—	18,070	717,345
Revisions of previous estimates	6,504	8,908	(85)	59,442
Extensions, discoveries and other additions
Western Operating Region	56,524	811	2,247	74,872
Eastern Operating Region	35,092	—	—	35,092
Purchases of reserves
Western Operating Region	20,920	1,531	4,367	56,308
Eastern Operating Region	220	—	—	220
Other	—	—	—	—
Dispositions	(43,690)	—	(55)	(44,020)
Production	(27,189)	(601)	(1,308)	(38,643)
Proved reserves, December 31, 2010	657,306	10,649	23,236	860,616
Revisions of previous estimates	(161,654)	3,163	(1,904)	(154,100)
Extensions, discoveries and other additions
Western Operating Region	125,374	5,633	17,092	261,724
Eastern Operating Region	51,315	—	—	51,315
Purchases of reserves
Western Operating Region	24,776	1,052	1,581	40,574
Eastern Operating Region	7,985	—	24	8,129
Dispositions	(2,070)	(94)	(435)	(5,244)
Production	(30,887)	(815)	(1,958)	(47,525)
Proved reserves, December 31, 2011 (1)	672,145	19,588	37,636	1,015,489
Revisions of previous estimates	(289,436)	(3,671)	(6,729)	(351,836)
Extensions, discoveries and other additions
Western Operating Region	116,205	11,637	27,482	350,919
Eastern Operating Region	56,728	—	—	56,728
Purchases of reserves
Western Operating Region	87,189	8,084	10,801	200,499
Eastern Operating Region	23	—	—	23
Dispositions	(6,406)	(1,970)	(7,854)	(65,350)
Production	(32,410)	(841)	(2,026)	(49,612)
Proved reserves, December 31, 2012 (2)	604,038	32,827	59,310	1,156,860

Proved Developed Reserves, as of:
January 1, 2010	258,375	—	6,244	295,839
December 31, 2010	227,341	4,013	8,287	301,141
December 31, 2011 (1)	299,369	11,753	16,910	471,347
December 31, 2012 (2)	281,925	14,353	20,412	490,515
Proved Undeveloped Reserves, as of:
January 1, 2010	350,550	—	11,826	421,506
December 31, 2010	429,965	6,636	14,949	559,475
December 31, 2011 (1)	372,776	7,835	20,726	544,142
December 31, 2012 (2)	322,113	18,474	38,898	666,345

__________

(1)
Includes estimated reserve data related to our Permian asset group, which was held for sale and under a purchase and sale agreement. The divestiture of our Permian assets closed on February 28, 2012. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, to our consolidated financial statements included in this Exhibit 99.1 for additional details related to the divestiture of our Permian asset group. Total proved reserves included 6,242 MMcf of natural gas, 7,825 MBbls of crude oil and 1,970 MBbls of NGLs, for an aggregate of 65,018 MMcfe of natural gas equivalent, related to our Permian asset group. Total proved developed reserves related to those assets included 1,750 MMcf, 1,815 MBbls, 550 MBbls and 15,940 MMcfe, respectively, and proved undeveloped reserves included 4,492 MMcf, 6,010 MBbls, 1,420 MBbls and 49,078 MMcfe, respectively.

(2)
Includes estimated reserve data related to our Piceance and NECO assets, which were divested pursuant to a purchase and sale agreement entered into on February 4, 2013. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, to our consolidated financial statements included elsewhere in this Exhibit 99.1 for additional details related to the divestiture of our Piceance and NECO assets. Total proved reserves include 83,656 MMcf of natural gas and 148 MBbls of crude oil, for an aggregate of 84,544 MMcfe of natural gas equivalent related to our Piceance and NECO assets. There were no proved undeveloped reserves attributable to the Piceance and NECO assets as of December 31, 2012.

	Developed	Undeveloped	Total
	(MMcfe)

Beginning proved reserves, January 1, 2011	301,141	559,475	860,616
Undeveloped reserves converted to developed	43,597	(43,597)	—
Revisions of previous estimates	73,643	(227,743)	(154,100)
Extensions, discoveries and other additions	58,979	254,060	313,039
Purchases of reserves	46,756	1,947	48,703
Dispositions	(5,244)	—	(5,244)
Production	(47,525)	—	(47,525)
Ending proved reserves, December 31, 2011	471,347	544,142	1,015,489
Undeveloped reserves converted to developed	45,929	(45,929)	—
Revisions of previous estimates	(109,909)	(241,927)	(351,836)
Extensions, discoveries and other additions	67,787	339,860	407,647
Purchases of reserves	81,253	119,269	200,522
Dispositions	(16,280)	(49,070)	(65,350)
Production	(49,612)	—	(49,612)
Ending proved reserves, December 31, 2012	490,515	666,345	1,156,860

2012 Activity. In 2012, we recorded a downward revision of our previous estimate of proved reserves of approximately 352 Bcfe. The revision was primarily due to a decrease of approximately 240 Bcfe due to lower gas pricing, mostly related to the Piceance Basin, approximately 6 Bcfe due to increased operating costs, approximately 46 Bcfe due to adjustments for geological reasons and approximately 77 Bcfe due to the removal of certain proved undeveloped reserves to comply with the SEC's five-year rule. This was partially offset by an increase of approximately 3 Bcfe due to non-acquisition interest adjustments and approximately 14 Bcfe due to asset performance. Discoveries and extensions of approximately 408 Bcfe in 2012 are due to the drilling of 44 gross horizontal wells and the addition of new proved undeveloped reserves. Approximately 57 Bcfe were added in the Eastern Operating Region related to the Marcellus Shale and approximately 351 Bcfe were added in the Wattenberg Field, mostly related to the Niobrara formation. We acquired approximately 201 Bcfe of proved reserves, approximately 200 Bcfe due to an acquisition in the Wattenberg Field. We divested a total of 65 Bcfe in 2012, primarily our core Permian Basin assets. Based on the economic conditions on December 31, 2012, our approved development plan provided for the development of our remaining PUD reserves within five years of the date such reserves were initially recorded. Based on our decision to drill predominantly horizontal wells in 2012, our drilling program focused on locations that were not included in proved undeveloped reserves in the December 2011 reserve report. By focusing on non-PUD drilling locations in 2012, we were able to add considerable PUD reserves in the 2012 reserve report. In 2013, we anticipate the majority of our drilling to be focused on horizontal well locations that are included in our proved undeveloped reserves in the 2012 reserve report. Therefore, we expect to convert 15% to 20% of our PUDs to proved developed producing reserves in 2013. This level of capital spending is consistent with the most recent years.

2011 Activity. In 2011, we recorded a downward revision of our previous estimate of proved reserves of approximately 154 Bcfe. The revision was primarily due to a decrease of approximately 4 Bcfe due to lower gas pricing and approximately 173 Bcfe due to the removal of certain proved undeveloped reserves to comply with the SEC's five-year rule. This was partially offset by an increase of approximately 6 Bcfe due to increased efficiencies in operating costs, approximately 5 Bcfe due to non-acquisition interest adjustments and approximately 12 Bcfe due to asset performance. In addition, the “Revisions of previous estimates” line item includes a deduction in the “Undeveloped” column and an increase in the “Developed” column of approximately 125 Bcfe. These reserves were transferred from proved undeveloped to proved developed as a result of the Company's determination that costs related to a refracture became less significant as compared to the costs associated with drilling a new well. Discoveries and extensions of approximately 313 Bcfe in 2011 are due to the drilling of 195 gross wells and the addition of new proved undeveloped reserves. Approximately 51 Bcfe were added in the Eastern Operating Region, approximately 262 Bcfe were added in the Western Operating Region (141 Bcfe in the Wattenberg Field, 80 Bcfe in the Piceance Basin and 41 Bcfe in the Permian Basin). We acquired approximately 49 Bcfe of proved reserves, approximately 8 Bcfe through acquisitions in the Eastern Operating Region, and approximately 41 Bcfe in the Western Operating Region (28 Bcfe were acquired in the Wattenberg Field and 13 Bcfe were acquired in the Piceance Basin) due to the repurchase of the 2003/2002-D and 2005 Partnerships as well as the purchase of interests in some of our other existing properties. We divested a total of approximately 5 Bcfe in 2011. This included the sale of 100% of our North Dakota assets, or 2 Bcfe, to an unrelated third-party and our non-core Permian Basin assets, or 3 Bcfe, to unrelated third parties.

2010 Activity. In 2010, we revised our previous estimate of proved reserves upward by 59.4 Bcfe. The revision was primarily due to an increase of 55.6 Bcfe due to asset performance, 35.9 Bcfe due to higher commodity pricing, 28.1 Bcfe due to the impact of evaluating NGLs as a separate stream and 1.5 Bcfe due to interest adjustments. This was partially offset by a decrease of 58.7 Bcfe due to adjustments for geological reasons or reclassification of prior period proved undeveloped reserves to probable reserves due to aging and 3 Bcfe due to increased operating costs. Discoveries and extensions of 110 Bcfe in 2010 are due to drilling of 213 gross wells and the addition of new proved undeveloped reserves: 35.1 Bcfe were added in the Eastern Operating Region and 74.9 Bcfe were added in the Western Operating Region (29.4 Bcfe in Wattenberg Field, 36.2 Bcfe in the Piceance Basin, 9.1 Bcfe in the NECO area and 0.2 Bcfe in North Dakota) and Permian Basin. We acquired 56.5 Bcfe of proved reserves, approximately 32.6 Bcfe through two acquisitions in the Permian Basin, and 23.9 Bcfe in both the Western and Eastern Operating Regions due to the repurchase of the 2004 Partnerships as well as the purchase of interests in some of our other existing properties. Of the 23.9 Bcfe, 12.8 Bcfe were acquired in the Wattenberg Field and 10.9 Bcfe were acquired in the Piceance Basin. Total dispositions of 44 Bcfe in 2010 included the deconsolidation of PDCM, or 28.9 Bcfe, and the sale of all of our Michigan assets, or 15.1 Bcfe, to an unaffiliated third-party.

Results of Operations for Natural Gas and Crude Oil Producing Activities

The results of operations for natural gas and crude oil producing activities are presented below. The results include activities related to both continuing and discontinued operations and exclude activities related to natural gas marketing and well operations and pipeline services.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenue:
Natural gas, NGLs and crude oil sales	$274,783	$304,157	$216,159
Commodity price risk management gain, net	32,339	46,090	59,891
	307,122	350,247	276,050
Expenses:
Production costs	77,537	75,717	60,121
Exploration expense	22,605	6,289	20,291
Impairment of proved natural gas and oil properties	162,287	25,159	4,666
Depreciation, depletion, and amortization	146,879	128,458	103,303
Accretion of asset retirement obligations	4,060	1,897	1,423
Gain on sale of properties and equipment	(24,273)	(4,050)	(174)
	389,095	233,470	189,630
Results of operations for natural gas and crude oil producing activities before provision for income taxes	(81,973)	116,777	86,420

Provision for income taxes	31,163	(36,785)	(5,937)

Results of operations for natural gas and crude oil producing activities, excluding corporate overhead and interest costs	$(50,810)	$79,992	$80,483

Production costs include those costs incurred to operate and maintain productive wells and related equipment, including costs such as labor, repairs, maintenance, materials, supplies, fuel consumed, insurance, production and severance taxes and associated administrative expenses. DD&A expense includes those costs associated with capitalized acquisition, exploration and development costs, but does not include the depreciation applicable to support equipment. The provision for income taxes is computed using effective tax rates.

Costs Incurred in Natural Gas and Crude Oil Property Acquisition, Exploration and Development Activities

Costs incurred in natural gas and crude oil property acquisition, exploration and development are presented below.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Acquisition of properties: (1)
Proved properties	$105,303	$79,554	$87,241
Unproved properties	276,225	95,081	84,636
Development costs (2)	233,144	301,008	138,018
Exploration costs: (3)
Exploratory drilling	18,803	3,626	21,223
Geological and geophysical	1,925	1,846	2,367
Total costs incurred	$635,400	$481,115	$333,485

__________

(1)	Property acquisition costs - represent costs incurred to purchase, lease or otherwise acquire a property.

(2)
Development costs - represents costs incurred to gain access to and prepare development well locations for drilling, drill and equip development wells, recomplete wells and provide facilities to extract, treat, gather and store natural gas, NGLs and crude oil. Of these costs incurred for the years ended December 31, 2012, 2011 and 2010, $62.0 million, $80.6 million and $37.4 million, respectively, were incurred to convert proved undeveloped reserves to proved developed reserves from the prior year end.

(3)
Exploration costs - represents costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing natural gas, NGLs and crude oil.

Capitalized Costs Related to Natural Gas and Crude Oil Producing Activities

Aggregate capitalized costs related to natural gas and crude oil exploration and production activities with applicable accumulated DD&A are presented below:

	As of December 31,
	2012	2011
	(in thousands)

Proved natural gas and crude oil properties	$2,075,924	$1,694,847
Unproved natural gas and crude oil properties	319,327	102,466
Capitalized costs	2,395,251	1,797,313
Less accumulated DD&A	(905,458)	(621,074)
Capitalized costs, net	$1,489,793	$1,176,239

Standardized Measure of Discounted Future Net Cash Flows and Changes Therein Relating to Proved Reserves

The standardized measure below has been prepared in accordance with U.S. GAAP. Future estimated cash flows were based on a 12-month average price calculated as the unweighted arithmetic average of the prices on the first day of each month, January through December, applied to our year-end estimated proved reserves. Prices for each of the three years were adjusted by field for Btu content, transportation and regional price differences; however, they were not adjusted to reflect the value of our commodity derivatives. Production and development costs were based on prices as of December 31 for each of the respective years presented. The amounts shown do not give effect to non-property related expenses, such as corporate general and administrative expenses, debt service or to depreciation, depletion and amortization expense. Production and development costs include those cash flows associated with the expected ultimate settlement of our asset retirement obligation. Future estimated income tax expense is computed by applying the statutory rate in effect at the end of each year to the projected future pre-tax net cash flows, less the tax basis of the properties and gives effect to permanent differences, tax credits and allowances related to the properties.

The following table presents information with respect to the standardized measure of discounted future net cash flows relating to proved reserves. Changes in the demand for natural gas, NGLs and crude oil, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of our proved reserves.

	As of December 31,
	2012	2011	2010
	(in thousands)

Future estimated cash flows	$7,529,292	$6,415,255	$4,361,095
Future estimated production costs	(1,690,453)	(1,704,645)	(1,418,044)
Future estimated development costs	(1,852,177)	(1,474,137)	(1,119,604)
Future estimated income tax expense	(1,230,294)	(946,849)	(508,805)
Future net cash flows	2,756,368	2,289,624	1,314,642
10% annual discount for estimated timing of cash flows	(1,587,871)	(1,348,415)	(826,224)
Standardized measure of discounted future estimated net cash flows	$1,168,497	$941,209	$488,418

The following table presents the principal sources of change in the standardized measure of discounted future estimated net cash flows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Sales of natural gas, NGLs and crude oil production, net of production costs	$(194,346)	$(226,227)	$(163,104)
Net changes in prices and production costs (1)	95,501	383,293	180,124
Extensions, discoveries, and improved recovery, less related costs (2)	632,781	467,347	88,637
Sales of reserves (3)	(86,902)	(4,224)	(24,174)
Purchases of reserves (4)	296,208	64,761	45,538
Development costs incurred during the period	69,198	94,941	44,491
Revisions of previous quantity estimates (5)	(452,775)	(112,468)	47,884
Changes in estimated income taxes (6)	(131,256)	(204,377)	(105,557)
Net changes in future development costs	(3,979)	(29,827)	(41,595)
Accretion of discount	124,105	65,284	35,951
Timing and other	(121,247)	(45,712)	32,587
Total	$227,288	$452,791	$140,782

__________

(1)
Despite the decrease in price for each of our commodities for 2012 compared to 2011, our weighted-average price, net of production costs per Mcfe, in our 2012 reserve report increased to $3.45 from $3.19 resulting from our increase in liquids as a percentage of total proved reserves. Our weighted-average price, net of production costs per Mcfe, in our 2010 reserve report was $2.12.

(2)
The 35% increase in 2012 as compared to 2011 reflects a continuation of our shifting focus from gas-rich projects to liquid-rich projects. At December 31, 2012, extensions, discoveries and other additions had increased to 407,647 MMcfe, a 30% increase, 52.2% of which was gas and 47.8% was liquids. Approximately 86% of the 35% increase was related to the additional volume of PUD reserves in the Wattenberg Field that were proved up by our 2012 drilling program. The changes in extensions, discoveries and improved recovery, less related costs, were 427% higher in 2011 as compared to 2010. At December 31, 2010, extensions, discoveries and other additions were 109,964 MMcfe, 83.3% of which was gas and 16.7% of which was liquids. At December 31, 2011, extensions, discoveries and other additions had increased to 313,039 MMcfe, a 185% increase, 56.4% of which was gas and 43.6% was liquids. This change was a result of our shifting of focus from gas-rich projects to liquid-rich projects. In 2011, we focused primarily on the liquids-rich Wattenberg Field in northern Colorado, where we drilled 17 horizontal Niobrara wells and 80 vertical wells, completed 190 zones and participated in 48 non-operated drilling projects. 2011 was the first year that horizontal Niobrara PUDs were included in our year-end reserves. All of these projects are liquid-rich and, with the exception of the vertical wells and refractures, these reserves were not recognized at December 31, 2010. As a result, approximately two-thirds of the 427% increase is related to additional volumes included in our reserve report in 2011 over those included in 2010 and one-third of the increase is related to the per Mcfe value increase of those additional volume of reserves.

(3)	The increase in sales of reserves in 2012 as compared to 2011 was due to the divestiture of our core Permian assets on February 28, 2012.

(4)	The increase in purchases of reserves in 2012 as compared to 2011 was due to the Merit Acquisition in the liquids-rich Wattenberg Field in northern Colorado.

(5)
The decrease in revisions of our previous quantity estimates in 2012 as compared to 2011 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments due to our drilling schedule. The decrease in 2011 as compared to 2010 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments for geological reasons, offset in part by improvements in asset performance.

(6)
The change in estimated income taxes for each year as compared to the prior year is the direct result of the significant increase in discounted future net cash flows, as the projected deferred tax rate remained relatively unchanged at approximately 38.2%, 38.1% and 38% for the year ended December 31, 2012, 2011 and 2010, respectively. In addition, the company continued to capitalize and amortize the majority of its yearly capital expenditures and there were no changes in the assumptions as to the tax deductibility of beginning unamortized capital,additional current year capital or future development capital.

It is necessary to emphasize that the data presented should not be viewed as representing the expected cash flows from, or current value of, existing proved reserves since the computations are based on a large number of estimates and arbitrary assumptions. Reserve quantities cannot be measured with precision and their estimation requires many judgmental determinations and frequent revisions. The required projection of production and related expenditures over time requires further estimates with respect to pipeline availability, rates of demand and governmental control. Actual future prices and costs are likely to be substantially different from the recent average prices and current costs utilized in the computation of reported amounts. Any analysis or evaluation of the reported amounts should give specific recognition to the computational methods utilized and the limitations inherent therein.

SUPPLEMENTAL INFORMATION - QUARTERLY FINANCIAL INFORMATION	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data [Abstract]
Quarterly Financial Information [Text Block]
QUARTERLY FINANCIAL INFORMATION - UNAUDITED

Quarterly financial data for the years ended December 31, 2012 and 2011 is presented below. The sum of the quarters may not equal the total of the year's net income or loss per share attributable to shareholders due to changes in the weighted-average shares outstanding throughout the year.

	2012
	Quarter Ended
	March 31	June 30	September 30	December 31	Year Ended
	(in thousands, except per share data)
Revenues:
Natural gas, NGLs and crude oil sales	$66,955	$51,342	$52,291	$67,773	$238,361
Sales from natural gas marketing	11,381	8,613	11,178	14,199	45,371
Commodity price risk management gain (loss), net	11,501	38,729	(31,943)	14,052	32,339
Well operations, pipeline income and other	1,169	1,056	1,194	1,115	4,534
Total revenues	91,006	99,740	32,720	97,139	320,605
Costs, expenses and other:
Production costs	12,936	12,373	15,797	13,594	54,700
Cost of natural gas marketing	11,091	8,490	11,260	14,182	45,023
Exploration expense	1,872	2,374	1,773	14,875	20,894
Impairment of natural gas and crude oil properties	588	356	388	4,563	5,895
General and administrative expense	14,708	14,378	13,710	16,019	58,815
Depreciation, depletion and amortization	27,912	23,839	22,121	24,906	98,778
Accretion of asset retirement obligations	727	732	1,101	1,127	3,687
Gain on sale of properties and equipment	(154)	(2,246)	(1,508)	(445)	(4,353)
Total costs, expenses and other	69,680	60,296	64,642	88,821	283,439
Income (loss) from operations	21,326	39,444	(31,922)	8,318	37,166
Loss on extinguishment of debt	—	—	—	(23,283)	(23,283)
Interest expense	(10,444)	(10,053)	(11,360)	(16,430)	(48,287)
Interest income	2	—	3	3	8
Income (loss) from continuing operations before income taxes	10,884	29,391	(43,279)	(31,392)	(34,396)
Provision for income taxes	(4,120)	(10,213)	15,268	11,766	12,701
Income (loss) from continuing operations	6,764	19,178	(28,011)	(19,626)	(21,695)
Income (loss) from discontinued operations, net of tax	9,071	(6,907)	(4,632)	(106,549)	(109,017)
Net income (loss)	$15,835	$12,271	$(32,643)	$(126,175)	$(130,712)

Earnings per share:
Basic
Income (loss) from continuing operations	$0.29	$0.72	$(0.93)	$(0.65)	$(0.78)
Income (loss) from discontinued operations	0.38	(0.26)	(0.15)	(3.52)	(3.94)
Net income (loss)	$0.67	$0.46	$(1.08)	$(4.17)	$(4.72)
Diluted
Income (loss) from continuing operations	$0.28	$0.72	$(0.93)	$(0.65)	$(0.78)
Income (loss) from discontinued operations	0.37	(0.26)	(0.15)	(3.52)	(3.94)
Net income (loss)	$0.66	$0.46	$(1.08)	$(4.17)	$(4.72)

Weighted-average common shares outstanding:
Basic	23,609	26,597	30,214	30,233	27,677
Diluted	23,889	26,728	30,214	30,233	27,677

	2011
	Quarter Ended
	March 31	June 30	September 30	December 31	Year Ended
	(in thousands, except per share data)
Revenues:
Natural gas, NGLs and crude oil sales	$43,820	$53,424	$57,840	$68,213	$223,297
Sales from natural gas marketing	14,446	18,084	16,436	14,504	63,470
Commodity price risk management gain (loss), net	(23,882)	20,537	46,706	2,729	46,090
Well operations, pipeline income and other	1,085	1,149	1,126	1,072	4,432
Total revenues	35,469	93,194	122,108	86,518	337,289
Costs, expenses and other:
Production costs	10,686	9,883	10,808	13,455	44,832
Cost of natural gas marketing	14,324	17,485	16,526	14,496	62,831
Exploration expense	1,494	1,109	1,031	2,100	5,734
Impairment of natural gas and crude oil properties	451	376	384	1,090	2,301
General and administrative expense	13,873	19,509	13,683	14,389	61,454
Depreciation, depletion and amortization	19,757	20,574	21,360	25,942	87,633
Accretion of asset retirement obligations	275	276	292	555	1,398
Gain on sale of properties and equipment	—	—	(32)	(164)	(196)
Total costs, expenses and other	60,860	69,212	64,052	71,863	265,987
Income (loss) from operations	(25,391)	23,982	58,056	14,655	71,302
Interest expense	(9,062)	(9,067)	(9,496)	(9,360)	(36,985)
Interest income	9	2	36	—	47
Income (loss) from continuing operations before income taxes	(34,444)	14,917	48,596	5,295	34,364
Provision for income taxes	13,105	(4,307)	(18,651)	(1,947)	(11,800)
Income (loss) from continuing operations	(21,339)	10,610	29,945	3,348	22,564
Income from discontinued operations, net of tax	1,415	(1,445)	2,615	(11,712)	(9,127)
Net income (loss)	(19,924)	9,165	32,560	(8,364)	13,437

Earnings per share:
Basic
Income (loss) from continuing operations	$(0.91)	$0.45	$1.27	$0.15	$0.96
Income from discontinued operations	0.06	(0.06)	0.11	(0.50)	(0.39)
Net income (loss) attributable to shareholders	$(0.85)	$0.39	$1.38	$(0.35)	$0.57
Diluted
Income (loss) from continuing operations	$(0.91)	$0.45	$1.26	$0.15	$0.95
Income from discontinued operations	0.06	(0.07)	0.11	(0.50)	(0.39)
Net income (loss) attributable to shareholders	$(0.85)	$0.38	$1.37	$(0.35)	$0.56

Weighted-average common shares outstanding
Basic	23,428	23,491	23,569	23,592	23,521
Diluted	23,428	23,723	23,783	23,592	23,871

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Consolidation, Policy [Policy Text Block]
The consolidated financial statements include the accounts of PDC, our wholly owned subsidiaries, an entity in which we have a controlling financial interest (2010 only) and our proportionate share of PDC Mountaineer, LLC ("PDCM") and our 21 affiliated partnerships. Pursuant to the proportionate consolidation method, our accompanying consolidated financial statements include our pro rata share of assets, liabilities, revenues and expenses of the entities which we proportionately consolidate. All material intercompany accounts and transactions have been eliminated in consolidation.

Use of Estimates, Policy [Policy Text Block]
The preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires us to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. Actual results could differ from those estimates. Estimates which are particularly significant to our consolidated financial statements include estimates of natural gas, NGLs and crude oil sales revenue, natural gas, NGLs and crude oil reserves, future cash flows from natural gas and crude oil properties, valuation of derivative instruments and valuation of deferred income tax assets.

Reclassification, Policy [Policy Text Block]
Certain reclassifications have been made to prior period financial statements to conform to the current year presentation. The reclassifications are mainly attributable to reporting as discontinued operations the results of operations related to the sale of our Piceance Basin and NECO oil and gas properties. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, for additional information regarding the divestiture. In addition, accretion of asset retirement obligations have been reclassified out of the statement of operations line item production cost and into accretion of asset retirement obligations. Deferred income taxes have been reclassified out of the balance sheet line item prepaid expenses and other current assets and into deferred income taxes. Prepaid well costs write-offs have been reclassified out of the statement of cash flows line item changes in other assets and into prepaid well costs write-offs. These reclassifications had no impact on previously reported cash flows, net income, earnings per share or shareholders' equity.

Cash and Cash Equivalents, Policy [Policy Text Block]	We consider all highly liquid investments with original maturities of three months or less to be cash equivalents.
Inventory, Policy [Policy Text Block]	Inventory consists of crude oil, stated at the lower of cost to produce or market, and other production supplies intended to be used in our natural gas and crude oil operations.
Derivative Financial Instruments, Policy [Policy Text Block]
All derivative assets and liabilities are recorded on our balance sheets at fair value. We have elected not to designate any of our derivative instruments as hedges. Classification of realized and unrealized gains and losses resulting from maturities and changes in fair value of open derivatives depends on the purpose for issuing or holding the derivative. Accordingly, changes in the fair value of our derivative instruments are recorded in the statements of operations, with the exception of changes in fair value related to those derivatives we designated to our affiliated partnerships. Changes in the fair value of derivative instruments related to our Oil and Gas Exploration and Production segment are recorded in commodity price risk management, net. Changes in the fair value of derivative instruments related to our Gas Marketing segment are recorded in sales from and cost of natural gas marketing. Changes in the fair value of the derivative instruments designated to our affiliated partnerships are recorded on the balance sheets in accounts payable affiliates and accounts receivable affiliates. As positions designated to our affiliated partnerships settle, the realized gains and losses are netted for distribution. Net realized gains are paid to the partnerships and net realized losses are deducted from the partnerships’ cash distributions from production. The affiliated partnerships bear their designated share of counterparty risk.

The validation of the derivative instrument's fair value is performed internally and, while we use common industry practices to develop our valuation techniques, changes in our pricing methodologies or the underlying assumptions could result in significantly different fair values.

Natugal Gas and Crude Oil Properties, Policy [Policy Text Block]
We account for our natural gas and crude oil properties under the successful efforts method of accounting. Costs of proved developed producing properties, successful exploratory wells and developmental dry hole costs are capitalized and depreciated or depleted by the unit-of-production method based on estimated proved developed producing reserves. Property acquisition costs are depreciated or depleted on the unit-of-production method based on estimated proved reserves. We calculate quarterly depreciation, depletion and amortization ("DD&A") expense by using our estimated prior period-end reserves as the denominator, with the exception of our fourth quarter where we use the year-end reserve estimate adjusted to add back fourth quarter production. Upon the sale or retirement of significant portions of or complete fields of depreciable or depletable property, the net book value thereof, less proceeds or salvage value, is recognized in the statement of operations as a gain or loss. Upon the sale of individual wells or a portion of a field, the proceeds are credited to accumulated DD&A.

Exploration costs, including geological and geophysical expenses and delay rentals, are charged to expense as incurred. Exploratory well drilling costs, including the cost of stratigraphic test wells, are initially capitalized, but charged to expense if the well is determined to be economically nonproductive. The status of each in-progress well is reviewed quarterly to determine the proper accounting treatment under the successful efforts method of accounting. Exploratory well costs continue to be capitalized as long as we have found a sufficient quantity of reserves to justify completion as a producing well, we are making sufficient progress assessing our reserves and economic and operating viability or we have not made sufficient progress to allow for final determination of productivity. If an in-progress exploratory well is found to be economically unsuccessful prior to the issuance of the financial statements, the costs incurred prior to the end of the reporting period are charged to exploration expense. If we are unable to make a final determination about the productive status of a well prior to issuance of the financial statements, the costs associated with the well are classified as "suspended well costs" until we have had sufficient time to conduct additional completion or testing operations to evaluate the pertinent geological and engineering data obtained. At the time we are able to make a final determination of a well’s productive status, the well is removed from suspended well status and the proper accounting treatment is recorded.

Proved and Unproved Property, Impairment [Policy Text Block]
We assess our producing natural gas and crude oil properties for possible impairment, upon a triggering event, by comparing net capitalized costs, or carrying value, to estimated undiscounted future net cash flows on a field-by-field basis using estimated production based upon prices at which we reasonably estimate the commodity to be sold. The estimates of future prices may differ from current market prices of natural gas and crude oil. Certain events, including but not limited to downward revisions in estimates to our reserve quantities, expectations of falling commodity prices or rising operating costs, could result in a triggering event and, therefore, a possible impairment of our proved natural gas and crude oil properties. If net capitalized costs exceed undiscounted future net cash flows, the measurement of impairment is based on estimated fair value utilizing a future discounted cash flows analysis and is measured by the amount by which the net capitalized costs exceed their fair value.
The acquisition costs of unproved properties are capitalized when incurred, until such properties are transferred to proved properties or charged to expense when expired, impaired or amortized. Unproved natural gas and crude oil properties with individually significant acquisition costs are periodically assessed for impairment. Unproved natural gas and crude oil properties which are not individually significant are amortized, by field, based on our historical experience, acquisition dates and average lease terms. Impairment and amortization charges related to unproved natural gas and crude oil properties are charged to the statement of operations line item impairment of natural gas and crude oil properties.

Property, Plant and Equipment, Policy [Policy Text Block]
Other property and equipment is carried at cost. Depreciation is provided principally on the straight-line method over the assets' estimated useful lives. We review these long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds our estimated future cash flows, an impairment charge is recognized in the amount by which the carrying amount of the asset exceeds the fair value of the asset. No impairment to other property and equipment was recognized in 2012 or 2011. Impairment recognized in 2010 was immaterial.

Maintenance and repair costs on other property and equipment are charged to expense as incurred. Major renewals and improvements are capitalized and depreciated over the remaining useful life of the asset. Upon the sale or other disposition of assets, the cost and related accumulated DD&A are removed from the accounts, the proceeds are applied thereto and any resulting gain or loss is reflected in income.

Interest Capitalization, Policy [Policy Text Block]
Interest costs are capitalized as part of the historical cost of acquiring assets. Investments in unproved natural gas and crude oil properties and major development projects, on which DD&A is not currently recorded and on which exploration or development activities are in progress, qualify for capitalization of interest. Major construction projects also qualify for interest capitalization until the asset is ready to be placed into service. Capitalized interest is calculated by multiplying our weighted-average interest rate on our debt outstanding by the qualifying costs. Interest capitalized may not exceed gross interest expense for the period. As the qualifying asset is placed into service, we begin amortizing the related capitalized interest over the useful life of the asset.

Assets Held For Sale, Policy [Policy Text Block]
Assets held for sale are valued at the lower of their carrying amount or estimated fair value less costs to sell. If the carrying amount of the assets exceeds their estimated fair value, an impairment loss is recognized. Fair values are estimated using accepted valuation techniques such as a discounted cash flow model, valuations performed by third parties, earnings multiples or indicative bids, when available. Management considers historical experience and all available information at the time the estimates are made; however, the fair values that are ultimately realized upon the sale of the assets to be divested may differ from the estimated fair values reflected in the consolidated financial statements. Depreciation, depletion, and amortization expense is not recorded on assets to be divested once they are classified as held for sale.     Assets to be divested are classified in the consolidated financial statements as held for sale, and the activities of assets to be divested are classified either as discontinued operations or continuing operations. For assets classified as discontinued operations, the balance sheet amounts and results of operations are reclassified from their historical presentation to assets and liabilities held for sale on the consolidated balance sheets and to discontinued operations on the consolidated statements of operations, respectively, for all periods presented. The gains or losses associated with these divested assets are recorded in discontinued operations on the consolidated statements of operations. Management does not expect any continuing involvement with businesses classified as discontinued operations following their divestiture. Businesses classified as held for sale are expected to be disposed of within one year. For businesses classified as held for sale that do not qualify for discontinued operations treatment, the balance sheet amounts are reclassified from their historical presentation to assets and liabilities held for sale for all periods presented. The results of operations continue to be reported in continuing operations.

Production Tax Liability, Policy [Policy Text Block]
Production tax liability represents estimated taxes, primarily severance, ad valorem and property, to be paid to the states and counties in which we produce natural gas, NGLs and crude oil, including the production of our affiliated partnerships. Our share of these taxes is expensed to production costs. The partnerships' share, not owned by us, is recognized as a receivable in accounts receivable affiliates on the balance sheets.

Income Tax, Policy [Policy Text Block]
We account for income taxes under the asset and liability method. We recognize deferred tax assets and liabilities for the future tax consequences attributable to operating loss and future credit carryforwards and differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. If we determine that it is more likely than not that some portion or all of the deferred tax assets will not be realized, we record a valuation allowance, thereby reducing the deferred tax assets to what we consider realizable.

Debt Issuance Costs, Policy [Policy Text Block]	Debt issuance costs are capitalized and amortized over the life of the respective borrowings using the effective interest method.
Asset Retirement Obligations, Policy [Policy Text Block]
We account for asset retirement obligations by recording the fair value of our plugging and abandonment obligations when incurred, which is at the time the well is completed. Upon initial recognition of an asset retirement obligation, we increase the carrying amount of the long-lived asset by the same amount as the liability. Over time, the liabilities are accreted for the change in their present value. The initial capitalized costs, net of salvage value, are depleted over the useful lives of the related assets through charges to DD&A expense. If the fair value of the estimated asset retirement obligation changes, an adjustment is recorded to both the asset retirement obligation and the asset retirement cost. Revisions in estimated liabilities can result from changes in retirement costs or the estimated timing of settling asset retirement obligations.

Treasury Shares, Policy [Policy Text Block]
We record treasury share purchases at cost, which includes incremental direct transaction costs. Amounts are recorded as reductions in shareholders’ equity in the consolidated balance sheets. When we retire treasury shares, we charge any excess of cost over the par value entirely to additional paid-in-capital ("APIC"), to the extent we have amounts in APIC, with any remaining excess cost being charged to retained earnings.

Revenue Recognition, Policy [Policy Text Block]
Natural gas, NGLs and crude oil sales. Natural gas, NGLs and crude oil revenues are recognized when production is sold to a purchaser at a fixed or determinable price, delivery has occurred, rights and responsibility of ownership have transferred and collection of revenue is reasonably assured. We currently use the "net-back" method of accounting for transportation and processing arrangements of our sales when the transportation and/or processing is provided by or through the purchaser. Under these arrangements, we sell gas at the wellhead and collect a price and recognize revenues based on the wellhead sales price since transportation and processing costs downstream of the wellhead are incurred by the purchasers and reflected in the wellhead price. The majority of our natural gas and NGLs in Colorado are sold on a long-term basis ranging from 15 years to the life of the lease. Sales of natural gas and NGLs in other regions, along with crude oil, are sold under contracts with terms ranging from one month to three years. Virtually all of our contract pricing provisions are tied to a market index, with certain adjustments based on, among other factors, whether a well delivers to a gathering or transmission line and the quality of the natural gas.

Well operations and pipeline income. We are paid a monthly operating fee for each well we operate and the natural gas transported for outside owners, including the limited partnerships we sponsor. Well operations and pipeline income is recognized when persuasive evidence of an arrangement exists, the sales price is fixed or determinable, services have been rendered and collection of revenues is reasonably assured.

Natural gas marketing. Natural gas marketing is reported on the gross method of accounting, based on the nature of the agreements between our natural gas marketing subsidiary, Riley Natural Gas ("RNG"), our suppliers and our customers. RNG purchases gas from many small producers and bundles the gas together for a price advantage to sell in larger amounts to purchasers of natural gas. RNG has latitude in establishing price and discretion in supplier and purchaser selection. Natural gas marketing revenues and expenses reflect the full cost and revenue of those transactions because RNG takes title to the gas it purchases from the various producers and bears the risks and rewards of that ownership. Both the realized and unrealized gains and losses of the RNG commodity-based derivative transactions for natural gas marketing are included in sales from or cost of natural gas marketing, as applicable.

Accounting for Acquisitions using Purchase Accounting [Policy Text Block]
We utilize the purchase method to account for acquisitions. Pursuant to purchase method accounting, we allocate the cost of the acquisition to assets acquired and liabilities assumed based on fair values as of the acquisition date. The purchase price allocations are based on appraisals, discounted cash flows, quoted market prices and estimates by management. When appropriate, we review comparable purchases and sales of natural gas and crude oil properties within the same regions and use that data as a basis for fair market value; for example, the amount at which a willing buyer and seller would enter into an exchange for such properties.

In estimating the fair values of assets acquired and liabilities assumed, we make various assumptions. The most significant assumptions relate to the estimated fair values assigned to proved developed producing, proved developed non-producing, proved undeveloped, unproved natural gas and crude oil properties and other non-natural gas and crude oil properties. To estimate the fair values of these properties, we prepare estimates of natural gas and crude oil reserves. We estimate future prices by using the applicable forward pricing strip to apply to our estimate of reserve quantities acquired, and estimates of future operating and development costs, to arrive at an estimate of future net revenues. For estimated proved reserves, the future net revenues are discounted using a market-based weighted-average cost of capital rate determined appropriate at the time of the acquisition. The market-based weighted-average cost of capital rate is subject to additional project-specific risking factors. To compensate for the inherent risk of estimating and valuing unproved properties, we reduce the discounted future net revenues of probable and possible reserves by additional risk-weighting factors.

We record deferred taxes for any differences between the assigned values and tax basis of assets and liabilities. Estimated deferred taxes are based on available information concerning the tax basis of assets acquired and liabilities assumed and loss carryforwards at the acquisition date, although such estimates may change in the future as additional information becomes known.

Stock-Based Compensation, Policy [Policy Text Block]
Stock-based compensation is recognized in our financial statements based on the grant-date fair value of the equity instrument awarded. Stock-based compensation expense is recognized in the financial statements on a straight-line basis over the vesting period for the entire award. To the extent compensation cost relates to employees directly involved in natural gas and crude oil exploration and development activities, such amounts may be capitalized to properties and equipment. Amounts not capitalized to properties and equipment are recognized in the related cost and expense line item in the statement of operations.

Earnings Per Share, Policy [Policy Text Block]
Basic earnings per common share ("EPS") is computed by dividing net income (loss) by the weighted-average number of common shares outstanding for the period. Diluted EPS is similarly computed except that the denominator includes the effect, using the treasury stock method, of our unamortized portion of restricted stock, outstanding SARs, stock options, convertible notes and shares held pursuant to our non-employee director deferred compensation plan, if including such potential shares of common stock is dilutive.

Accounting Standards Recently Adopted [Policy Text Block]
e following standards were recently adopted:

Fair Value Measurement. On May 12, 2011, the FASB issued changes related to fair value measurement. The changes represent the converged guidance of the FASB and the International Accounting Standards Board ("IASB") on fair value measurement. Many of the changes eliminate unnecessary wording differences between International Financial Reporting Standards ("IFRS") and U.S. GAAP. The changes expand existing disclosure requirements for fair value measurements categorized in Level 3 by requiring (1) a quantitative disclosure of the unobservable inputs and assumptions used in the measurement, (2) a description of the valuation processes in place and (3) a narrative description of the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those inputs. In addition, the changes require the categorization by level in the fair value hierarchy of items that are not measured at fair value in the statement of financial position whose fair value must be disclosed. These changes are to be applied prospectively and were effective for public entities during interim and annual periods beginning after December 15, 2011. Early application was not permitted. With the exception of the disclosure requirements, adoption of these changes did not have a significant impact on our financial statements.

Accounting Standards Recently Issued [Policy Text Block]
Presentation of Comprehensive Income. On June 16, 2011, the FASB issued changes related to the presentation of comprehensive income. These changes eliminate the current option to report other comprehensive income and its components in the statement of changes in equity. These changes are intended to enhance comparability between entities that report under U.S. GAAP and those that report under IFRS, and to provide a more consistent method of presenting non-owner transactions that affect an entity's equity. An entity may elect to present items of net income and other comprehensive income in one continuous statement, referred to as the statement of comprehensive income, or in two separate, but consecutive, statements. Each component of net income and each component of other comprehensive income, together with totals for comprehensive income and its two parts, net income and other comprehensive income, need to be displayed under either alternative. The statement(s) need to be presented with equal prominence as the other primary financial statements. These changes were effective for our financial statements issued for annual reporting periods beginning after December 15, 2011. Adoption of this change did not have a material impact on our financial statements.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2012
Accounting Policies [Abstract]
Property, Plant and Equipment, Estimated Useful Lives [Table Text Block]
Other Property and Equipment. The following table presents the estimated useful lives of our other property and equipment:

Pipelines and related facilities	10 - 17 years
Transportation and other equipment	3 - 20 years
Buildings	30 - 40 years

FAIR VALUE MEASUREMENTS AND DISCLOSURES Fair Value Measurements and Disclosures (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Disclosures [Abstract]
Schedule of Fair Value, Assets and Liabilities Measured on Recurring Basis [Table Text Block]
Our fixed-price swaps, basis swaps and physical purchases are included in Level 2 and our natural gas and crude oil collars, natural gas calls and physical sales are included in Level 3. The following table presents, for each applicable level within the fair value hierarchy, our derivative assets and liabilities, including both current and non-current portions, measured at fair value on a recurring basis:

	As of December 31,
	2012			2011
	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	(in thousands)
Assets:
Commodity-based derivative contracts	$42,788	$15,734	$58,522	$76,104	$25,837	$101,941
Basis protection derivative contracts	387	16	403	5	38	43
Total assets	43,175	15,750	58,925	76,109	25,875	101,984
Liabilities:
Commodity-based derivative contracts	9,839	2,081	11,920	9,888	3,768	13,656
Basis protection derivative contracts	16,656	—	16,656	35,424	—	35,424
Total liabilities	26,495	2,081	28,576	45,312	3,768	49,080
Net asset	$16,680	$13,669	$30,349	$30,797	$22,107	$52,904

Fair Value Assets and Liabilities Unobservable Input Reconciliation [Table Text Block]
The following table presents a reconciliation of our Level 3 assets measured at fair value:

	2012	2011	2010
	(in thousands)

Fair value, net asset, beginning of year	$22,107	$10,762	$15,048
Changes in fair value included in statement of operations line item:
Commodity price risk management gain, net	7,576	13,487	11,591
Sales from natural gas marketing	63	114	580
Cost of natural gas marketing	—	—	23
Changes in fair value included in balance sheet line item (1):
Accounts receivable affiliates	—	49	231
Accounts payable affiliates	(319)	(454)	(1,737)
Settlements included in statement of operations line items:
Commodity price risk management loss, net	(15,644)	(1,712)	(14,467)
Sales from natural gas marketing	(114)	(139)	(484)
Cost of natural gas marketing	—	—	(23)
Fair value, net asset end of year	$13,669	$22,107	$10,762

Changes in unrealized gains (losses) relating to assets (liabilities) still held as of year-end, included in statement of operations line item:
Commodity price risk management gain, net	$3,665	$11,669	$9,594
Sales from natural gas marketing	1	(3)	54
Total	$3,666	$11,666	$9,648

__________

(1)	Represents the change in fair value related to derivative instruments entered into by us and designated to our affiliated partnerships.

DERIVATIVE FINANCIAL INSTRUMENTS Derivative Financial Instruments (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Instruments Not Designated as Hedging Instruments [Abstract]
Schedule of Other Derivatives Not Designated as Hedging Instruments, Statements of Financial Performance and Financial Position, Location [Table Text Block]
The following table presents the location and fair value amounts of our derivative instruments on the balance sheets as of December 31, 2012 and 2011:

Derivatives instruments:		Balance sheet line item	2012	2011
			(in thousands)
Derivative assets:	Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	$47,016	$51,220
	Related to affiliated partnerships (1)	Fair value of derivatives	4,707	8,018
	Related to natural gas marketing	Fair value of derivatives	302	1,528
	Basis protection contracts
	Related to natural gas marketing	Fair value of derivatives	17	43
			52,042	60,809
	Non Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	6,671	34,938
	Related to affiliated partnerships (1)	Fair value of derivatives	—	6,134
	Related to natural gas marketing	Fair value of derivatives	203	103
	Basis protection contracts
	Related to natural gas marketing	Fair value of derivatives	9	—
			6,883	41,175
Total derivative assets			$58,925	$101,984

Derivative liabilities:	Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	$1,744	$7,498
	Related to affiliated partnerships (2)	Fair value of derivatives	—	211
	Related to natural gas marketing	Fair value of derivatives	226	1,384
	Basis protection contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	14,329	15,762
	Related to affiliated partnerships (2)	Fair value of derivatives	2,140	3,116
	Related to natural gas marketing	Fair value of derivatives	—	3
			18,439	27,974
	Non Current
	Commodity contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	9,969	4,357
	Related to affiliated partnerships (2)	Fair value of derivatives	—	113
	Related to natural gas marketing	Fair value of derivatives	168	93
	Basis protection contracts
	Related to natural gas and crude oil sales	Fair value of derivatives	—	13,820
	Related to affiliated partnerships (2)	Fair value of derivatives	—	2,723
			10,137	21,106
Total derivative liabilities			$28,576	$49,080
__________

(1)
Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding payable to our affiliated partnerships representing their proportionate share of the derivative assets.

(2)
Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding receivable from our affiliated partnerships representing their proportionate share of the derivative liabilities.

The following table presents the impact of our derivative instruments on our statements of operations:

	Year Ended December 31,
	2012			2011			2010
Statement of operations line item	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total	Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized	Realized and Unrealized Gains (Losses) For the Current Period	Total
	(in thousands)
Commodity price risk management gain (loss), net
Realized gains	$28,819	$20,597	$49,416	$10,329	$6,914	$17,243	$20,148	$26,947	$47,095
Unrealized gains (losses)	(28,819)	11,742	(17,077)	(10,329)	39,176	28,847	(20,148)	32,944	12,796
Total commodity price risk management gain, net	$—	$32,339	$32,339	$—	$46,090	$46,090	$—	$59,891	$59,891
Sales from natural gas marketing
Realized gains	$1,571	$599	$2,170	$1,827	$1,143	$2,970	$2,390	$3,991	$6,381
Unrealized gains (losses)	(1,571)	(87)	(1,658)	(1,827)	1,666	(161)	(2,390)	1,745	(645)
Total sales from natural gas marketing	$—	$512	$512	$—	$2,809	$2,809	$—	$5,736	$5,736
Cost of natural gas marketing
Realized losses	$(1,387)	$(642)	$(2,029)	$(1,441)	$(1,130)	$(2,571)	$(1,905)	$(3,996)	$(5,901)
Unrealized gains (losses)	1,387	214	1,601	1,441	(1,526)	(85)	1,905	(1,431)	474
Total cost of natural gas marketing	$—	$(428)	$(428)	$—	$(2,656)	$(2,656)	$—	$(5,427)	$(5,427)

CONCENTRATION OF RISK Accounts Receivable, net of Allowance for Doubtful Accounts (Tables)	12 Months Ended
Dec. 31, 2012
Concentration Risks, Types, No Concentration Percentage [Abstract]
Account Receivable, net of Allowance for Doubtful Accounts [Table Text Block]
Accounts Receivable. The following table presents the components of accounts receivable, net of allowance for doubtful accounts:

	As of December 31,
	2012	2011
	(in thousands)

Natural gas, NGLs and crude oil sales	$39,837	$42,388
Natural gas marketing	8,209	6,225
Reimbursements for title defects	7,579	—
Joint interest billings	6,896	7,465
Other	3,385	4,766
Allowance for doubtful accounts	(1,026)	(921)
Accounts receivable, net	$64,880	$59,923

Individual Customers Constituting 10% or more of Total Revenue [Table Text Block]
Major Customers. The following table presents the individual customers constituting 10% or more of total revenues:

	Year Ended December 31,
Customer	2012	2011	2010

Suncor Energy Marketing, Inc.	29.8%	25.7%	19.6%
DCP Midstream, LP	12.2%	11.5%	9.6%
WPX Energy Rocky Mountain, LLC	5.6%	9.9%	12.5%

Fair Value, Concentration of Risk [Table Text Block]
The following table presents the counterparties that expose us to credit risk as of December 31, 2012, with regard to our derivative assets:

Fair Value of Derivative Assets
Counterparty Name	As of December 31, 2012
(in thousands)

JPMorgan Chase Bank, N.A. (1)	$41,323
Wells Fargo Bank, N.A. (1)	4,782
Bank of Nova Scotia (1)	4,315
Other lenders in our revolving credit facility	8,146
Various (2)	359
Total	$58,925

____________
(1)Major lender in our revolving credit facility. See Note 8, Long-Term Debt.
(2)Represents a total of 28 counterparties.

PROPERTIES AND EQUIPMENT Properties and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment [Table Text Block]
The following table presents the components of properties and equipment, net of accumulated depreciation, depletion and amortization:

	As of December 31,
	2012	2011
	(in thousands)
Properties and equipment, net:
Natural gas and crude oil properties
Proved	$2,075,924	$1,694,694
Unproved	319,327	102,466
Total natural gas and crude oil properties	2,395,251	1,797,160
Pipelines and related facilities	47,786	40,721
Transportation and other equipment	34,858	32,475
Land and buildings	14,935	14,572
Construction in progress	67,217	69,633
Gross properties and equipment	2,560,047	1,954,561
Accumulated depreciation, depletion and amortization	(943,341)	(652,845)
Properties and equipment, net	$1,616,706	$1,301,716

Impairment of natural gas and crude oil properties [Table Text Block]
The following table presents impairment charges recorded for natural gas and crude oil properties:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Continuing operations:
Impairment of proved properties	$—	$—	$—
Impairment of individually significant unproved properties	1,629	1,108	1,477
Amortization of individually insignificant unproved properties	4,266	1,193	2,893
Total continuing operations	5,895	2,301	4,370
Discontinued operations:
Impairment of proved properties	161,185	22,460	4,666
Impairment of individually significant unproved properties	313	—	—
Amortization of individually insignificant unproved properties	756	398	2,111
Total discontinued operations	162,254	22,858	6,777
Total impairment of natural gas and crude oil properties	$168,149	$25,159	$11,147

Capitalized Exploratory Well Costs, Roll Forward [Table Text Block]
The following table presents the capitalized exploratory well costs pending determination of proved reserves, and included in properties and equipment on the balance sheets:

	2012	2011	2010
	(in thousands, except for number of wells)

Balance beginning of year, January 1,	$4,432	$2,297	$1,174
Additions to capitalized exploratory well costs pending the determination of proved reserves	30,482	3,692	4,353
Reclassifications to wells, facilities and equipment based on the determination of proved reserves	—	(1,557)	(2,231)
Deconsolidation of PDCM and change in ownership interest	—	—	(462)
Capitalized exploratory well costs charged to expense	(15,347)	—	(537)
Balance end of year, December 31,	$19,567	$4,432	$2,297

Number of wells pending determination at December 31,	2	6	3

Schedule of Aging of Capitalized Exploratory Well Costs [Table Text Block]
The following table presents an aging of capitalized exploratory well costs based on the date that drilling commenced and the number of projects for which exploratory well costs have been capitalized for a period greater than one year since the commencement of drilling:

	As of December 31,
	2012	2011	2010
	(in thousands)

Exploratory well costs capitalized for a period of one year or less	$19,567	$3,587	$2,297
Exploratory well costs capitalized for a period greater than one year since commencement of drilling	—	845	—
Balance end of year, December 31,	$19,567	$4,432	$2,297
Number of projects with exploratory well costs that have been capitalized for a period greater than one year since commencement of drilling	—	2	—

INCOME TAXES Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Schedule of Components of Income Tax Expense (Benefit) [Table Text Block]
The table below presents the components of our provision for income taxes from continuing operations for the years presented:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Current:
Federal	$—	$2,594	$(4,982)
State	(199)	750	(1,536)
Total current income taxes	(199)	3,344	(6,518)
Deferred:
Federal	12,133	(13,309)	(4,288)
State	767	(1,835)	2,787
Total deferred income taxes	12,900	(15,144)	(1,501)
Provision for income taxes from continuing operations	$12,701	$(11,800)	$(8,019)

Schedule of Effective Income Tax Rate Reconciliation [Table Text Block]
The following table presents a reconciliation of the statutory rate to the effective tax rate related to our provision for income taxes from continuing operations:

	Year Ended December, 31,
	2012	2011	2010

Statutory tax rate	35.0%	35.0%	35.0%
State income tax, net	1.0	2.0	3.1
Percentage depletion	1.9	(2.5)	(2.9)
Non-deductible compensation	(0.5)	—	1.1
Non-deductible meals and entertainment	(0.5)	0.3	0.3
State deferred rate change	—	1.3	(6.7)
Unrecognized tax benefits	—	(2.6)	0.2
State tax credits	—	—	(1.6)
Federal return examination adjustments	—	0.4	0.6
Return to provision adjustments	—	0.3	(0.3)
Other	—	0.1	1.9
Effective tax rate	36.9%	34.3%	30.7%

Schedule of Deferred Tax Assets and Liabilities [Table Text Block]
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011 are presented below:

	As of December 31,
	2012	2011
	(in thousands)
Deferred tax assets:
Provision for underpayment of natural gas sales	$—	$3,334
Deferred compensation	7,216	4,319
Asset retirement obligations	10,325	9,438
State NOL and tax credit carryforwards, net	6,117	5,240
Percentage depletion - carryforward	4,702	3,733
Alternative minimum tax - credit carryforward	2,351	2,351
Federal NOL carryforward	21,281	12,210
Other	2,276	2,621
Deferred tax assets	54,268	43,246

Deferred tax liabilities:
Properties and equipment	122,742	184,657
Investment in PDCM	31,445	30,919
Unrealized gains - derivatives	7,163	12,612
Convertible debt	5,194	6,504
Total gross deferred tax liabilities	166,544	234,692
Net deferred tax liability	$112,276	$191,446

Classification in the balance sheets:
Deferred income tax assets	$36,151	$16,127
Deferred income tax liability	148,427	207,573
Net deferred tax liability	$112,276	$191,446

Schedule Of Unrecognized Tax Benefits RollForward [Table Text Block]
The following table presents a reconciliation of the total amounts of unrecognized tax benefits:

	2012	2011	2010
	(in thousands)

Balance beginning of year, January 1	$179	$1,093	$566
Additions for tax positions of prior years	—	—	253
Additions for tax positions of current year	—	—	274
Reductions due to settlements	—	(782)	—
Reductions due to lapse of statute of limitations	—	(132)	—
Balance end of year, December 31	$179	$179	$1,093

LONG-TERM DEBT LONG-TERM DEBT (Tables)	12 Months Ended
Dec. 31, 2012
Long-term Debt, Unclassified [Abstract]
Schedule of Long-term Debt Instruments [Table Text Block]
Long-term debt consists of the following:

	As of December 31,
	2012	2011
	(in thousands)
Senior notes
3.25% Convertible senior notes due 2016:
Principal amount	$115,000	$115,000
Unamortized discount	(13,671)	(17,079)
3.25% Convertible senior notes due 2016, net of discount	101,329	97,921
7.75% Senior notes due 2022:
Principal amount	500,000	—
12% Senior notes due 2018:
Principal amount	—	203,000
Unamortized discount	—	(1,764)
12% Senior notes due 2018, net of discount	—	201,236
Total senior notes	601,329	299,157
Credit facilities
Corporate	49,000	209,000
PDCM	26,250	24,000
Total credit facilities	75,250	233,000
Total long-term debt	$676,579	$532,157

ASSET RETIREMENT OBLIGATIONS Asset Retirement Obligations (Tables)	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation Disclosure [Abstract]
Schedule of Change in Asset Retirement Obligation [Table Text Block]
The following table presents the changes in carrying amounts of the asset retirement obligations associated with our working interest in natural gas and crude oil properties:

	2012	2011
	(in thousands)

Balance beginning of year, January 1	$46,566	$28,047
Obligations incurred with development activities and assumed with acquisitions	14,169	9,625
Accretion expense	4,060	1,897
Obligations discharged with disposal of properties and asset retirements	(2,232)	(990)
Deconsolidation of PDCM and change in ownership interest	—	(916)
Revisions in estimated cash flows	—	8,903
Balance end of year, December 31 (1)	62,563	46,566
Less current portion	(1,000)	(250)
Long-term portion	$61,563	$46,316

__________

(1)	Includes $2 million as of December 31, 2011 related to assets held for sale.

COMMITMENTS AND CONTINGENCIES Commitments and Contigencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments and Contingencies Disclosure [Abstract]
Supply Commitment [Table Text Block]
The following table presents gross volume information, including our proportionate share of PDCM, related to our long-term firm transportation, sales and processing agreements for pipeline capacity:

	Year Ending December 31,
Area	2013	2014	2015	2016	2017 Through Expiration	Total	Expiration Date

Volume (MMcf)
Piceance Basin	30,710	36,168	30,603	26,053	85,895	209,429	May 31, 2021
Appalachian Basin	20,316	24,353	23,361	24,862	168,296	261,188	September 20, 2025
NECO	2,190	1,825	1,825	1,825	—	7,665	December 31, 2016
Total	53,216	62,346	55,789	52,740	254,191	478,282

Dollar commitment (in thousands)	$25,756	$29,283	$26,163	$24,075	$94,033	$199,310

Schedule of Minimum Future Lease Payments under the Non-cancelable Operating Leases [Table Text Block]
The following table presents the minimum future lease payments under the non-cancelable operating leases as of December 31, 2012:

	Year Ending December 31,
	2013	2014	2015	2016	2017	Thereafter	Total
	(in thousands)

Minimum Lease Payments	$2,607	$2,386	$1,929	$461	$255	$887	$8,525

COMMON STOCK Common Stock (Tables)	12 Months Ended
Dec. 31, 2012
Equity [Abstract]
Schedule of Compensation Cost for Share-based Payment Arrangements, Allocation of Share-based Compensation Costs by Plan [Table Text Block]
The following table provides a summary of the impact of our outstanding stock-based compensation plans on the results of operations for the periods presented:

	Year Ended December 31,
	2012	2011 (1)	2010
	(in thousands)

Stock-based compensation expense	$8,495	$8,781	$5,314
Income tax benefit	(3,245)	(3,344)	(2,019)
Net expense	$5,250	$5,437	$3,295

__________
(1) Includes a $2.5 million pre-tax charge related to a separation agreement with our former chief executive officer. See Note 17, Transactions with Affiliates, for additional information regarding the related separation agreement.

Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
The following table presents the changes in our stock option awards. The aggregate intrinsic value of options outstanding for each period presented was immaterial:

	Year Ended December 31,
	2012			2011		2010
	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share	Weighted- Average Remaining Contractual Term (in years)	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share	Number of Shares Underlying Options	Weighted-Average Exercise Price Per Share
Outstanding beginning of year, January 1,	6,973	$41.09	—	10,306	$41.90	10,306	$41.90
Forfeited	—	—	—	(3,333)	43.60	—	—
Outstanding end of year, December 31,	6,973	41.09	2.6	6,973	41.09	10,306	41.90
Exercisable at December 31,	6,973	41.09	2.6	6,973	41.09	10,306	41.60

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
In January 2012, the Compensation Committee awarded 68,361 SARs to our executive officers. The fair value of each SAR award was estimated on the date of grant using a Black-Scholes pricing model using the following assumptions:

	Year Ended December 31,
	2012	2011	2010

Expected term of award	6 years	6 years	5 years
Risk-free interest rate	1.1%	2.5%	2.5%
Expected volatility	64.3%	60.2%	62.0%
Weighted-average grant date fair value per share	$17.61	$25.22	$13.26

Schedule of Share-based Compensation, Stock Appreciation Rights Award Activity [Table Text Block]
The following table presents the changes in our SARs:

	Year Ended December 31,
	2012				2011			2010
	Number of SARs	Weighted-Average Exercise Price	Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in thousands)	Number of SARs	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in thousands)	Number of SARs	Weighted-Average Exercise Price	Aggregate Intrinsic Value (in thousands)
Outstanding beginning of year, January 1,	50,471	$31.61	8.6	$341	57,282	$24.44	$1,020	—	$—	$—
Awarded	68,361	30.19	—	—	31,552	43.95	—	57,282	24.44	—
Exercised	—	—	—	—	(25,371)	24.44	77	—	—	—
Forfeited	—	—	—	—	(12,992)	43.95	—	—	—	—
Outstanding end of year, December 31,	118,832	30.80	8.4	486	50,471	31.61	341	57,282	24.44	1,020
Exercisable at December 31,	27,458	28.84	7.5	187	10,636	24.44	114	—	—	—

Schedule of Share-based Compensation, Restricted Stock and Restricted Stock Units Activity [Table Text Block]
The following table presents the changes in non-vested time-based awards during 2012:

	Shares	Weighted-Average Grant-Date Fair Value

Non-vested at December 31, 2011	527,801	$29.29
Granted	341,338	26.59
Vested	(186,205)	29.42
Forfeited	(36,444)	28.20
Non-vested at December 31, 2012	646,490	27.93

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands, except per share data)

Total intrinsic value of time-based awards vested	$5,950	$9,030	$3,219
Total intrinsic value of time-based awards non-vested	21,470	18,531	22,211
Market price per common share as of December 31,	33.21	35.11	42.25
Weighted-average grant date fair value per share	26.59	33.71	25.04

Restricted Stock Awards, Market-Based, Valuation assumptions [Table Text Block]
In January 2012, the Compensation Committee awarded a total of 30,541 market-based restricted shares to our executive officers. In addition to continuous employment, the vesting of these shares is contingent on the Company's total shareholder return ("TSR"), which is essentially the Company’s stock price change including any dividends, as compared to the TSR of a set group of 14 peer companies. The shares are measured over a three-year period ending on December 31, 2014 and can result in a payout between 0% and 200% of the total shares awarded. The weighted-average grant date fair value per market-based share for these awards granted was computed using the Monte Carlo pricing model using the following assumptions:

	Year Ended December 31,
	2012	2011

Expected term of award	3 years	3 years
Risk-free interest rate	0.3%	1.1%
Expected volatility	65.3%	74.2%
Weighted-average grant date fair value per share	$36.54	$58.53

Schedule of Nonvested Performance-based Units Activity [Table Text Block]
The following table presents the change in non-vested market-based awards during 2012:

	Shares	Weighted-Average Grant-Date Fair Value per Share

Non-vested at December 31, 2011	43,081	$42.05
Granted	30,541	36.54
Forfeited	(32,926)	45.15
Non-vested at December 31, 2012	40,696	39.22

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands, except per share data)

Total intrinsic value of market-based awards vested	$—	$366	$—
Total intrinsic value of market-based awards non-vested	1,352	1,513	3,361
Market price per common share as of December 31,	33.21	35.11	42.25
Weighted-average grant date fair value per share	36.54	58.53	—

EARNINGS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
Schedule of Earnings Per Share Reconciliation [Table Text Block]
The following table presents a reconciliation of the weighted-average diluted shares outstanding:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Weighted-average common shares outstanding - basic	27,677	23,521	19,674
Dilutive effect of share-based compensation:
Restricted stock	—	307	119
SARs	—	40	21
Non-employee director deferred compensation	—	3	7
Weighted-average common and common share equivalents outstanding - diluted	27,677	23,871	19,821

Schedule of Antidilutive Securities Excluded from Computation of Earnings Per Share [Table Text Block]
The following table presents the weighted-average common share equivalents excluded from the calculation of diluted earnings per share due to their anti-dilutive effect:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Weighted-average common share equivalents excluded from diluted earnings per share due to their anti-dilutive effect:
Restricted stock	694	220	204
SARs	116	22	—
Stock options	7	9	10
Non-employee director deferred compensation	3	—	—
Total anti-dilutive common share equivalents	820	251	214

ASSETS HELD FOR SALE, DIVESTITURES AND DISCONTINUED OPERATIONS Assets Held for Sale, Divestitures and Discontinued Operations (Tables)	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Disposal Groups, Including Discontinued Operations, Income Statement, Balance Sheet and Additional Disclosures [Table Text Block]
The following table presents balance sheet data related to assets held for sale:

As of December 31,
2011
Balance Sheet	Net Assets Held for Sale
(in thousands)
Assets
Current assets
Accounts receivable, net	$—
Oil inventory	—
Total current assets	—
Properties and equipment	168,218
Accumulated Depreciation, Depletion and Amortization	(19,969)
Total assets	$148,249

Liabilities
Current liabilities
Accounts payable	—
Production tax liability	—
Total current liabilities	—
Asset retirement obligation	2,022
Total liabilities	$2,022

Net assets	$146,227

The following table presents statement of operations data related to our discontinued operations:

	Year Ended December 31,
Statements of Operations - Discontinued Operations	2012	2011	2010
	(in thousands)
Revenues
Natural gas, NGLs and crude oil sales	$36,422	$80,860	$70,111
Sales from natural gas marketing	1,708	2,949	7,164
Well operations, pipeline income and other	1,888	2,542	4,149
Total revenues	40,018	86,351	81,424

Costs, expenses and other
Production costs	22,453	30,885	37,891
Cost of natural gas marketing	1,529	2,634	6,547
Impairment of natural gas and crude oil properties	162,254	22,858	6,777
Depreciation, depletion and amortization	48,101	47,521	44,944
Accretion of asset retirement obligations and other	2,084	1,054	4,976
Gain on sale of properties and equipment	(19,920)	(3,854)	—
Total costs, expenses and other	216,501	101,098	101,135

Income (loss) from discontinued operations	(176,483)	(14,747)	(19,711)
Provision for income taxes	67,466	5,620	7,581
Income (loss) from discontinued operations, net of tax	$(109,017)	$(9,127)	$(12,130)

ACQUISITIONS Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]
The following table presents the adjusted purchase price and the allocations thereof, based on our estimates of fair value, for the acquisition of natural gas and crude oil properties during 2012, 2011 and 2010:

	Year Ended December 31,
	2012	2011			2010
	Merit (1)	Seneca-Upshur	2003/2002-D Partnerships	2005 Partnerships	Permian	2004 Partnerships
	(in thousands)

Total acquisition cost	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

Recognized amounts of identifiable assets acquired and liabilities assumed:
Assets acquired:
Natural gas and crude oil properties - proved	$180,259	$20,175	$27,940	$39,825	$45,592	$32,730
Natural gas and crude oil properties - unproved	151,428	49,100	—	—	71,647	—
Other assets	3,631	10,196	3,455	3,848	—	3,396
Total assets acquired	335,318	79,471	31,395	43,673	117,239	36,126
Liabilities assumed:
Asset retirement obligation	13,870	8,157	497	300	2,351	912
Other accrued expenses	10,100	—	—	—	615	126
Other liabilities	6,705	1,696	938	358	—	320
Total liabilities assumed	30,675	9,853	1,435	658	2,966	1,358
Total identifiable net assets acquired	$304,643	$69,618	$29,960	$43,015	$114,273	$34,768

___________
(1) Assets acquired and liabilities assumed in the Merit Acquisition are subject to post-closing adjustments as more detailed analyses are completed and additional information is obtained about the acquired natural gas and crude oil properties.

Business Acquisition, Pro Forma Information [Table Text Block]
Pro Forma Information. The results of operations for the Merit Acquisition have been included in our consolidated financial statements since the June 29, 2012 closing date, including approximately $11.4 million of total revenue and $9.5 million of income from operations. The following unaudited pro forma financial information presents a summary of the consolidated results of operations for the years ended December 31, 2012 and December 31, 2011, assuming the Merit Acquisition had been completed as of January 1, 2011, including adjustments to reflect the values assigned to the net assets acquired. The pro forma financial information is not necessarily indicative of the results of operations that would have been achieved if the Merit Acquisition had been effective as of these dates, or of future results.

	Year Ended December 31,
	2012	2011
	(in thousands, except per share amounts)

Total revenues	$370,488	$438,204
Total costs, expenses and other	521,178	366,120
Net income (loss)	$(119,343)	$45,688

Earnings per share:
Basic	$(4.31)	$1.94
Diluted	$(4.31)	$1.91

TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES Transactions with Affiliates and Other Related Parties (Tables)	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Schedule of Related Party Transactions [Table Text Block]
The following table presents amounts included in our consolidated statement of operations related to the marketing of natural gas on behalf of PDCM and our affiliated partnerships and amounts included in our consolidated balance sheet related to the derivative instruments we entered into on behalf of our affiliated partnerships:

	As of/Year Ended December 31,
	2012	2011	2010
	(in thousands)

PDCM:
Sales from natural gas marketing	$11,105	$9,735	$4,298
Cost of natural gas marketing	10,888	9,544	4,214
Affiliated Partnerships:
Sales from natural gas marketing	535	1,276	651
Cost of natural gas marketing	524	1,251	638
Receivable from affiliates	2,140	6,163	14,616
Payable to affiliates	4,707	14,152	20,342

We provide certain well operating and administrative services for PDCM. Amounts billed to PDCM for these services were $12.1 million, $10.4 million and $11.1 million in 2012, 2011 and 2010, respectively. Our statements of operations include only our proportionate share of these billings. The following table presents the statement of operations line item in which our proportionate share is recorded and the amount for each of the periods presented.

	Year Ended December 31,
Statement of Operations Line Item	2012	2011	2010
	(in thousands)

Production Costs	$3,945	$3,441	$3,862
Exploration Expense	492	430	883
General and Administrative Expense	1,630	1,543	1,899

BUSINESS SEGMENTS Business Segments (Tables)	12 Months Ended
Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Segment Reporting Information [Table Text Block]
The following tables present our segment information:

	2012	2011	2010
	(in thousands)
Year Ended December 31,
Revenues:
Oil and Gas Exploration and Production	$275,234	$273,819	$211,380
Gas Marketing	45,371	63,470	65,235
Total Revenues	$320,605	$337,289	$276,615

Segment income (loss) from continuing operations before income taxes:
Oil and Gas Exploration and Production	$103,111	$138,616	$104,334
Gas Marketing	349	639	509
Unallocated	(137,856)	(104,891)	(78,760)
Total	$(34,396)	$34,364	$26,083

Expenditures for segment long-lived assets:
Oil and Gas Exploration and Production	$656,443	$479,027	$319,268
Unallocated	3,509	1,363	1,506
Total	$659,952	$480,390	$320,774

As of December 31,
Segment assets:
Oil and Gas Exploration and Production	$1,723,011	$1,461,130
Gas Marketing	11,090	14,713
Unallocated	92,747	73,913
Assets held for sale	—	148,249
Total Assets	$1,826,848	$1,698,005

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Supplemental Information on Natural Gas and Crude Oil Exploration, Development and Production Activities (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Information on Natural Gas and Oil Exploration, Development and Production Activities [Abstract]
Schedule of Prices Used to Estimate Natural Gas and Crude Oil Reserves [Table Text Block]
The price used to estimate our reserves, by commodity, are presented below.

	Price Used to Estimate Reserves
As of December 31,	Natural Gas (per Mcf)	NGLs (per Bbl)	Crude Oil (per Bbl)

2012	$2.35	$28.02	$87.51
2011	3.41	39.59	88.94
2010	3.54	34.12	71.95

Schedule of Proved Developed and Undeveloped Oil and Gas Reserve Quantities [Table Text Block]
The following tables present the changes in our estimated quantities of proved reserves:

	Natural Gas (MMcf)	NGLs (MBbls)	Crude Oil, Condensate (MBbls)	Total (MMcfe)
Proved Reserves:
Proved reserves, January 1, 2010	608,925	—	18,070	717,345
Revisions of previous estimates	6,504	8,908	(85)	59,442
Extensions, discoveries and other additions
Western Operating Region	56,524	811	2,247	74,872
Eastern Operating Region	35,092	—	—	35,092
Purchases of reserves
Western Operating Region	20,920	1,531	4,367	56,308
Eastern Operating Region	220	—	—	220
Other	—	—	—	—
Dispositions	(43,690)	—	(55)	(44,020)
Production	(27,189)	(601)	(1,308)	(38,643)
Proved reserves, December 31, 2010	657,306	10,649	23,236	860,616
Revisions of previous estimates	(161,654)	3,163	(1,904)	(154,100)
Extensions, discoveries and other additions
Western Operating Region	125,374	5,633	17,092	261,724
Eastern Operating Region	51,315	—	—	51,315
Purchases of reserves
Western Operating Region	24,776	1,052	1,581	40,574
Eastern Operating Region	7,985	—	24	8,129
Dispositions	(2,070)	(94)	(435)	(5,244)
Production	(30,887)	(815)	(1,958)	(47,525)
Proved reserves, December 31, 2011 (1)	672,145	19,588	37,636	1,015,489
Revisions of previous estimates	(289,436)	(3,671)	(6,729)	(351,836)
Extensions, discoveries and other additions
Western Operating Region	116,205	11,637	27,482	350,919
Eastern Operating Region	56,728	—	—	56,728
Purchases of reserves
Western Operating Region	87,189	8,084	10,801	200,499
Eastern Operating Region	23	—	—	23
Dispositions	(6,406)	(1,970)	(7,854)	(65,350)
Production	(32,410)	(841)	(2,026)	(49,612)
Proved reserves, December 31, 2012 (2)	604,038	32,827	59,310	1,156,860

Proved Developed Reserves, as of:
January 1, 2010	258,375	—	6,244	295,839
December 31, 2010	227,341	4,013	8,287	301,141
December 31, 2011 (1)	299,369	11,753	16,910	471,347
December 31, 2012 (2)	281,925	14,353	20,412	490,515
Proved Undeveloped Reserves, as of:
January 1, 2010	350,550	—	11,826	421,506
December 31, 2010	429,965	6,636	14,949	559,475
December 31, 2011 (1)	372,776	7,835	20,726	544,142
December 31, 2012 (2)	322,113	18,474	38,898	666,345

__________

(1)
Includes estimated reserve data related to our Permian asset group, which was held for sale and under a purchase and sale agreement. The divestiture of our Permian assets closed on February 28, 2012. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, to our consolidated financial statements included in this Exhibit 99.1 for additional details related to the divestiture of our Permian asset group. Total proved reserves included 6,242 MMcf of natural gas, 7,825 MBbls of crude oil and 1,970 MBbls of NGLs, for an aggregate of 65,018 MMcfe of natural gas equivalent, related to our Permian asset group. Total proved developed reserves related to those assets included 1,750 MMcf, 1,815 MBbls, 550 MBbls and 15,940 MMcfe, respectively, and proved undeveloped reserves included 4,492 MMcf, 6,010 MBbls, 1,420 MBbls and 49,078 MMcfe, respectively.

(2)
Includes estimated reserve data related to our Piceance and NECO assets, which were divested pursuant to a purchase and sale agreement entered into on February 4, 2013. See Note 14, Assets Held for Sale, Divestitures, and Discontinued Operations, to our consolidated financial statements included elsewhere in this Exhibit 99.1 for additional details related to the divestiture of our Piceance and NECO assets. Total proved reserves include 83,656 MMcf of natural gas and 148 MBbls of crude oil, for an aggregate of 84,544 MMcfe of natural gas equivalent related to our Piceance and NECO assets. There were no proved undeveloped reserves attributable to the Piceance and NECO assets as of December 31, 2012.

	Developed	Undeveloped	Total
	(MMcfe)

Beginning proved reserves, January 1, 2011	301,141	559,475	860,616
Undeveloped reserves converted to developed	43,597	(43,597)	—
Revisions of previous estimates	73,643	(227,743)	(154,100)
Extensions, discoveries and other additions	58,979	254,060	313,039
Purchases of reserves	46,756	1,947	48,703
Dispositions	(5,244)	—	(5,244)
Production	(47,525)	—	(47,525)
Ending proved reserves, December 31, 2011	471,347	544,142	1,015,489
Undeveloped reserves converted to developed	45,929	(45,929)	—
Revisions of previous estimates	(109,909)	(241,927)	(351,836)
Extensions, discoveries and other additions	67,787	339,860	407,647
Purchases of reserves	81,253	119,269	200,522
Dispositions	(16,280)	(49,070)	(65,350)
Production	(49,612)	—	(49,612)
Ending proved reserves, December 31, 2012	490,515	666,345	1,156,860

Results of Operations for Oil and Gas Producing Activities Disclosure [Table Text Block]
The results of operations for natural gas and crude oil producing activities are presented below. The results include activities related to both continuing and discontinued operations and exclude activities related to natural gas marketing and well operations and pipeline services.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Revenue:
Natural gas, NGLs and crude oil sales	$274,783	$304,157	$216,159
Commodity price risk management gain, net	32,339	46,090	59,891
	307,122	350,247	276,050
Expenses:
Production costs	77,537	75,717	60,121
Exploration expense	22,605	6,289	20,291
Impairment of proved natural gas and oil properties	162,287	25,159	4,666
Depreciation, depletion, and amortization	146,879	128,458	103,303
Accretion of asset retirement obligations	4,060	1,897	1,423
Gain on sale of properties and equipment	(24,273)	(4,050)	(174)
	389,095	233,470	189,630
Results of operations for natural gas and crude oil producing activities before provision for income taxes	(81,973)	116,777	86,420

Provision for income taxes	31,163	(36,785)	(5,937)

Results of operations for natural gas and crude oil producing activities, excluding corporate overhead and interest costs	$(50,810)	$79,992	$80,483

Cost Incurred in Oil and Gas Property Acquisition, Exploration, and Development Activities Disclosure [Table Text Block]
Costs incurred in natural gas and crude oil property acquisition, exploration and development are presented below.

	Year Ended December 31,
	2012	2011	2010
	(in thousands)
Acquisition of properties: (1)
Proved properties	$105,303	$79,554	$87,241
Unproved properties	276,225	95,081	84,636
Development costs (2)	233,144	301,008	138,018
Exploration costs: (3)
Exploratory drilling	18,803	3,626	21,223
Geological and geophysical	1,925	1,846	2,367
Total costs incurred	$635,400	$481,115	$333,485

__________

(1)	Property acquisition costs - represent costs incurred to purchase, lease or otherwise acquire a property.

(2)
Development costs - represents costs incurred to gain access to and prepare development well locations for drilling, drill and equip development wells, recomplete wells and provide facilities to extract, treat, gather and store natural gas, NGLs and crude oil. Of these costs incurred for the years ended December 31, 2012, 2011 and 2010, $62.0 million, $80.6 million and $37.4 million, respectively, were incurred to convert proved undeveloped reserves to proved developed reserves from the prior year end.

(3)
Exploration costs - represents costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing natural gas, NGLs and crude oil.

Capitalized Costs Relating to Oil and Gas Producing Activities Disclosure [Table Text Block]
Aggregate capitalized costs related to natural gas and crude oil exploration and production activities with applicable accumulated DD&A are presented below:

	As of December 31,
	2012	2011
	(in thousands)

Proved natural gas and crude oil properties	$2,075,924	$1,694,847
Unproved natural gas and crude oil properties	319,327	102,466
Capitalized costs	2,395,251	1,797,313
Less accumulated DD&A	(905,458)	(621,074)
Capitalized costs, net	$1,489,793	$1,176,239

Standardized Measure of Discounted Future Cash Flows Relating to Proved Reserves Disclosure [Table Text Block]
The following table presents information with respect to the standardized measure of discounted future net cash flows relating to proved reserves. Changes in the demand for natural gas, NGLs and crude oil, inflation, and other factors make such estimates inherently imprecise and subject to substantial revision. This table should not be construed to be an estimate of the current market value of our proved reserves.

	As of December 31,
	2012	2011	2010
	(in thousands)

Future estimated cash flows	$7,529,292	$6,415,255	$4,361,095
Future estimated production costs	(1,690,453)	(1,704,645)	(1,418,044)
Future estimated development costs	(1,852,177)	(1,474,137)	(1,119,604)
Future estimated income tax expense	(1,230,294)	(946,849)	(508,805)
Future net cash flows	2,756,368	2,289,624	1,314,642
10% annual discount for estimated timing of cash flows	(1,587,871)	(1,348,415)	(826,224)
Standardized measure of discounted future estimated net cash flows	$1,168,497	$941,209	$488,418

Schedule of Changes in Standardized Measure of Discounted Future Net Cash Flows [Table Text Block]
The following table presents the principal sources of change in the standardized measure of discounted future estimated net cash flows:

	Year Ended December 31,
	2012	2011	2010
	(in thousands)

Sales of natural gas, NGLs and crude oil production, net of production costs	$(194,346)	$(226,227)	$(163,104)
Net changes in prices and production costs (1)	95,501	383,293	180,124
Extensions, discoveries, and improved recovery, less related costs (2)	632,781	467,347	88,637
Sales of reserves (3)	(86,902)	(4,224)	(24,174)
Purchases of reserves (4)	296,208	64,761	45,538
Development costs incurred during the period	69,198	94,941	44,491
Revisions of previous quantity estimates (5)	(452,775)	(112,468)	47,884
Changes in estimated income taxes (6)	(131,256)	(204,377)	(105,557)
Net changes in future development costs	(3,979)	(29,827)	(41,595)
Accretion of discount	124,105	65,284	35,951
Timing and other	(121,247)	(45,712)	32,587
Total	$227,288	$452,791	$140,782

__________

(1)
Despite the decrease in price for each of our commodities for 2012 compared to 2011, our weighted-average price, net of production costs per Mcfe, in our 2012 reserve report increased to $3.45 from $3.19 resulting from our increase in liquids as a percentage of total proved reserves. Our weighted-average price, net of production costs per Mcfe, in our 2010 reserve report was $2.12.

(2)
The 35% increase in 2012 as compared to 2011 reflects a continuation of our shifting focus from gas-rich projects to liquid-rich projects. At December 31, 2012, extensions, discoveries and other additions had increased to 407,647 MMcfe, a 30% increase, 52.2% of which was gas and 47.8% was liquids. Approximately 86% of the 35% increase was related to the additional volume of PUD reserves in the Wattenberg Field that were proved up by our 2012 drilling program. The changes in extensions, discoveries and improved recovery, less related costs, were 427% higher in 2011 as compared to 2010. At December 31, 2010, extensions, discoveries and other additions were 109,964 MMcfe, 83.3% of which was gas and 16.7% of which was liquids. At December 31, 2011, extensions, discoveries and other additions had increased to 313,039 MMcfe, a 185% increase, 56.4% of which was gas and 43.6% was liquids. This change was a result of our shifting of focus from gas-rich projects to liquid-rich projects. In 2011, we focused primarily on the liquids-rich Wattenberg Field in northern Colorado, where we drilled 17 horizontal Niobrara wells and 80 vertical wells, completed 190 zones and participated in 48 non-operated drilling projects. 2011 was the first year that horizontal Niobrara PUDs were included in our year-end reserves. All of these projects are liquid-rich and, with the exception of the vertical wells and refractures, these reserves were not recognized at December 31, 2010. As a result, approximately two-thirds of the 427% increase is related to additional volumes included in our reserve report in 2011 over those included in 2010 and one-third of the increase is related to the per Mcfe value increase of those additional volume of reserves.

(3)	The increase in sales of reserves in 2012 as compared to 2011 was due to the divestiture of our core Permian assets on February 28, 2012.

(4)	The increase in purchases of reserves in 2012 as compared to 2011 was due to the Merit Acquisition in the liquids-rich Wattenberg Field in northern Colorado.

(5)
The decrease in revisions of our previous quantity estimates in 2012 as compared to 2011 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments due to our drilling schedule. The decrease in 2011 as compared to 2010 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments for geological reasons, offset in part by improvements in asset performance.

(6)
The change in estimated income taxes for each year as compared to the prior year is the direct result of the significant increase in discounted future net cash flows, as the projected deferred tax rate remained relatively unchanged at approximately 38.2%, 38.1% and 38% for the year ended December 31, 2012, 2011 and 2010, respectively. In addition, the company continued to capitalize and amortize the majority of its yearly capital expenditures and there were no changes in the assumptions as to the tax deductibility of beginning unamortized capital,additional current year capital or future development capital.

NATURE OF OPERATIONS AND BASIS OF PRESENTATION Additional Information (Details)	12 Months Ended
Dec. 31, 2012
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Oil and gas producing wells, gross	7,200
Number of Operating Segments	2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES Detail (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Significant Accounting Plicies [Line Items]
Litigation Settlement, Gross		$ 8,700,000
Escrow Deposit Related to Acquisition	1,700,000
Certificates of Deposit and Cash	5,300,000	3,800,000
Inventory, Net	1,200,000	1,100,000
Impairment of other property and equipment	0	0
Non-Oil and gas Depreciation, Depletion and Amortization	4,700,000	4,000,000	4,900,000
Capitalized Interest	1,200,000	1,700,000	300,000
Production Tax Liability	18,700,000	19,400,000
Debt Issuance Cost	17,400,000	12,300,000
Restricted Cash [Member]
Significant Accounting Plicies [Line Items]
Certificates of Deposit and Cash	3,900,000	2,300,000
Other Assets [Member]
Significant Accounting Plicies [Line Items]
Certificates of Deposit and Cash	1,400,000	1,500,000
12% Senior Notes [Member]
Significant Accounting Plicies [Line Items]
Debt Issuance Cost		3,400,000
Debt Instrument, Interest Rate, Stated Percentage	12.00%
7.75% Senior Notes [Member]
Significant Accounting Plicies [Line Items]
Debt Issuance Cost	10,900,000
Debt Instrument, Interest Rate, Stated Percentage	7.75%
Revolving Credit Facility [Member]
Significant Accounting Plicies [Line Items]
Debt Issuance Cost	4,600,000	6,500,000
3.25% Convertible Note [Member]
Significant Accounting Plicies [Line Items]
Debt Issuance Cost	$ 1,900,000	$ 2,400,000

FAIR VALUE MEASUREMENTS AND DISCLOSURES Fair Value Measurements and Disclosures (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Fair Value | Significant Other Observable Inputs (Level 2)
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commodity Based Derivative Assets	$ 42,788,000	$ 76,104,000
Basis Protection Derivative Assets	387,000	5,000
Assets, Fair Value Disclosure	43,175,000	76,109,000
Commodity Based Derivative Liabilities	9,839,000	9,888,000
Basis Protection Derivative Liabilities	16,656,000	35,424,000
Liabilities, Fair Value Disclosure	26,495,000	45,312,000
Net Asset Fair Value	16,680,000	30,797,000
Fair Value | Significant Unobservable Inputs (Level 3)
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commodity Based Derivative Assets	15,734,000	25,837,000
Basis Protection Derivative Assets	16,000	38,000
Assets, Fair Value Disclosure	15,750,000	25,875,000
Commodity Based Derivative Liabilities	2,081,000	3,768,000
Basis Protection Derivative Liabilities	0	0
Liabilities, Fair Value Disclosure	2,081,000	3,768,000
Net Asset Fair Value	13,669,000	22,107,000
Fair Value | Total
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Commodity Based Derivative Assets	58,522,000	101,941,000
Basis Protection Derivative Assets	403,000	43,000
Assets, Fair Value Disclosure	58,925,000	101,984,000
Commodity Based Derivative Liabilities	11,920,000	13,656,000
Basis Protection Derivative Liabilities	16,656,000	35,424,000
Liabilities, Fair Value Disclosure	28,576,000	49,080,000
Net Asset Fair Value	30,349,000	52,904,000
3.25% Convertible Senior Notes due 2016 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	3.25%
3.25% convertible senior notes fair value	125,300,000
3.25% convertible senior notes fair value as a percentage of par	109.00%
7.75% Senior Notes [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Debt Instrument, Interest Rate, Stated Percentage	7.75%
12% Senior Notes [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
12% senior notes fair value	$ 512,800,000
12% senior notes fair value as percentage of par	102.60%

FAIR VALUE MEASUREMENTS AND DISCLOSURES Reconciliation of Level 3 Fair Value Measurements (Details) (Derivative Financial Instrument Net Assets [Member], USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair Value, Measured With Unobservable Input Reconcilition, Recurring Basis, Net Asset Value	$ 13,669		$ 22,107		$ 10,762		$ 15,048
Changes in unrealized gains (losses) relating to assets (liabilities) still held as of period end, included in statement of operations line item;	3,666		11,666		9,648
Commodity Price Risk Management, net [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Assets, Gain (Loss) Included in Earnings	7,576		13,487		11,591
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Asset, Purchases, Sales, Issues, Settlements	(15,644)		(1,712)		(14,467)
Changes in unrealized gains (losses) relating to assets (liabilities) still held as of period end, included in statement of operations line item;	3,665		11,669		9,594
Sales From Natural Gas Marketing [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Assets, Gain (Loss) Included in Earnings	63		114		580
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Asset, Purchases, Sales, Issues, Settlements	(114)		(139)		(484)
Changes in unrealized gains (losses) relating to assets (liabilities) still held as of period end, included in statement of operations line item;	1		(3)		54
Cost of Natural Gas Marketing [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Assets, Gain (Loss) Included in Earnings	0		0		23
Fair Value, Measurement with Unobservable Inputs Reconciliation, Recurring Basis, Net Asset, Purchases, Sales, Issues, Settlements	0		0		(23)
Accounts Receivable Affiliates [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Changes in Fair Value Included in Balance Sheet Line Item	0	[1]	49	[1]	231	[1]
Accounts Payable Affiliates [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Changes in Fair Value Included in Balance Sheet Line Item	$ (319)	[1]	$ (454)	[1]	$ (1,737)	[1]

[1]	Represents the change in fair value related to derivative instruments entered into by us and designated to our affiliated partnerships.

DERIVATIVE FINANCIAL INSTRUMENTS Fair Value of Derivative and Balance Sheet Location (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Net	$ 58,925		$ 101,984
Derivative Liability, Fair Value, Net	28,576		49,080
Derivatives Designated as Hedges	0		0
Current Assets [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Net	52,042		60,809
Non Current Assets [Member]
Derivatives, Fair Value [Line Items]
Derivative Asset, Fair Value, Net	6,883		41,175
Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Derivative Liability, Fair Value, Net	18,439		27,974
Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Derivative Liability, Fair Value, Net	10,137		21,106
Commodity Contracts Related to Natural Gas and Crude Oil Sales [Member] | Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	47,016		51,220
Commodity Contracts Related to Natural Gas and Crude Oil Sales [Member] | Non Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	6,671		34,938
Commodity Contracts Related to Natural Gas and Crude Oil Sales [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	1,744		7,498
Commodity Contracts Related to Natural Gas and Crude Oil Sales [Member] | Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	9,969		4,357
Commodity Contracts Related to Affiliated Partnership [Member] | Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	4,707	[1]	8,018	[1]
Commodity Contracts Related to Affiliated Partnership [Member] | Non Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	0	[1]	6,134	[1]
Commodity Contracts Related to Affiliated Partnership [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	0	[2]	211	[2]
Commodity Contracts Related to Affiliated Partnership [Member] | Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	0	[2]	113	[2]
Commodity Contracts Related to Natural Gas Marketing [Member] | Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	302		1,528
Commodity Contracts Related to Natural Gas Marketing [Member] | Non Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	203		103
Commodity Contracts Related to Natural Gas Marketing [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	226		1,384
Commodity Contracts Related to Natural Gas Marketing [Member] | Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	168		93
Basis Protection Contracts Related to Natural Gas Marketing [Member] | Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	17		43
Basis Protection Contracts Related to Natural Gas Marketing [Member] | Non Current Assets [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	9		0
Basis Protection Contracts Related to Natural Gas Marketing [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	0		3
Basis Protection Contracts Related to Affiliated Partnerships [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	2,140	[2]	3,116	[2]
Basis Protection Contracts Related to Affiliated Partnerships [Member] | Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	0	[2]	2,723	[2]
Basis Protection Contracts Related to Natural Gas and Crude Oil Sales [Member] | Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	14,329		15,762
Basis Protection Contracts Related to Natural Gas and Crude Oil Sales [Member] | Non Current Liabilities [Member]
Derivatives, Fair Value [Line Items]
Fair Value of Derivatives	$ 0		$ 13,820

[1]	Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding payable to our affiliated partnerships representing their proportionate share of the derivative assets.
[2]	Represents derivative positions designated to our affiliated partnerships. Accordingly, our accompanying balance sheets include a corresponding receivable from our affiliated partnerships representing their proportionate share of the derivative liabilities.

DERIVATIVE FINANCIAL INSTRUMENTS Impact of Derivative Instruments on Statement of Operations (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commodity Price Risk Management, net [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	$ 49,416	$ 17,243	$ 47,095
Unrealized Gain (Loss)	(17,077)	28,847	12,796
Total Derivative Gain (Loss)	32,339	46,090	59,891
Sales From Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	2,170	2,970	6,381
Unrealized Gain (Loss)	(1,658)	(161)	(645)
Total Derivative Gain (Loss)	512	2,809	5,736
Cost of Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	(2,029)	(2,571)	(5,901)
Unrealized Gain (Loss)	1,601	(85)	474
Total Derivative Gain (Loss)	(428)	(2,656)	(5,427)
Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized [Member] | Commodity Price Risk Management, net [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	28,819	10,329	20,148
Unrealized Gain (Loss)	(28,819)	(10,329)	(20,148)
Total Derivative Gain (Loss)	0	0	0
Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized [Member] | Sales From Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	1,571	1,827	2,390
Unrealized Gain (Loss)	(1,571)	(1,827)	(2,390)
Total Derivative Gain (Loss)	0	0	0
Reclassification of Realized Gains (Losses) Included in Prior Periods Unrealized [Member] | Cost of Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	(1,387)	(1,441)	(1,905)
Unrealized Gain (Loss)	1,387	1,441	1,905
Total Derivative Gain (Loss)	0	0	0
Realized and Unrealized Gains (Losses) for the Current Period [Member] | Commodity Price Risk Management, net [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	20,597	6,914	26,947
Unrealized Gain (Loss)	11,742	39,176	32,944
Total Derivative Gain (Loss)	32,339	46,090	59,891
Realized and Unrealized Gains (Losses) for the Current Period [Member] | Sales From Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	599	1,143	3,991
Unrealized Gain (Loss)	(87)	1,666	1,745
Total Derivative Gain (Loss)	512	2,809	5,736
Realized and Unrealized Gains (Losses) for the Current Period [Member] | Cost of Natural Gas Marketing [Member]
Derivative [Line Items]
Realized Gains (Losses) on Derivative Instruments not Designated as Hedging Instruments	(642)	(1,130)	(3,996)
Unrealized Gain (Loss)	214	(1,526)	(1,431)
Total Derivative Gain (Loss)	$ (428)	$ (2,656)	$ (5,427)

DERIVATIVE FINANCIAL INSTRUMENTS Additional Information (Details)	12 Months Ended
Dec. 31, 2012 MMBTU MBbls
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Portion of Anticipated Natural Gas Production Hedged (MMBtu)	68,853,000
Portion of Future Oil and Gas Production Being Hedged (MBbls)	3,754

CONCENTRATION OF RISK Accounts Receivable, Net of Allowance for Doubtful Accounts (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Concentration Risk [Line Items]
Allowance for Doubtful Accounts Receivable, Current	$ (1,026)	$ (921)
Accounts Receivable, Net, Current	64,880	59,923
Natural gas, NGLs and crude oil sales [Member]
Concentration Risk [Line Items]
Accounts Receivable, Gross	39,837	42,388
Natural gas marketing [Member]
Concentration Risk [Line Items]
Accounts Receivable, Gross	8,209	6,225
Reimbursements for title defects [Member]
Concentration Risk [Line Items]
Accounts Receivable, Gross	7,579	0
Joint interest billing [Member]
Concentration Risk [Line Items]
Accounts Receivable, Gross	6,896	7,465
Other Accounts Receivable [Member]
Concentration Risk [Line Items]
Accounts Receivable, Gross	$ 3,385	$ 4,766

CONCENTRATION OF RISK Customer Constituting 10% or more of Total Revenue (Details)	12 Months Ended
	Dec. 31, 2012 Rate	Dec. 31, 2011 Rate	Dec. 31, 2010 Rate
Suncor Energy Marketing, Inc. [Member]
Concentration Risk [Line Items]
Percentage of Revenue	29.80%	25.70%	19.60%
Percentage of Accounts Receivable Balance at Year-End	26.40%
DCP Midstream, LP [Member]
Concentration Risk [Line Items]
Percentage of Revenue	12.20%	11.50%	9.60%
Williams Production RMT Company [Member]
Concentration Risk [Line Items]
Percentage of Revenue	5.60%	9.90%	12.50%
Merit Acquisition [Member]
Concentration Risk [Line Items]
Percentage of Accounts Receivable Balance at Year-End	11.70%

CONCENTRATION OF RISK Derivative Counterparties (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Concentration Risk [Line Items]
Fair Value of Derivative Assets	$ 58,925
JPMorgan Chase Bank [Member]
Concentration Risk [Line Items]
Fair Value of Derivative Assets	41,323	[1]
Wells Fargo Bank [Member]
Concentration Risk [Line Items]
Fair Value of Derivative Assets	4,782	[1]
Bank of Nova Scotia [Member]
Concentration Risk [Line Items]
Fair Value of Derivative Assets	4,315	[1]
Other Lenders in Our Credit Facility [Member]
Concentration Risk [Line Items]
Fair Value of Derivative Assets	8,146
Various [Member]
Concentration Risk [Line Items]
Fair Value of Derivative Assets	$ 359	[2]

[1]	Major lender in our revolving credit facility. See Note 8, Long-Term Debt.
[2]	Represents a total of 28 counterparties.

PROPERTIES AND EQUIPMENT Properties and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Proved Natural Gas and Crude Oil Properties	$ 2,075,924	$ 1,694,694
Unproved Natural Gas and Crude Oil Properties	319,327	102,466
Total Natural Gas and Crude Oil Properties	2,395,251	1,797,160
Pipelines and Related Facilities	47,786	40,721
Transportation and Other Equipment	34,858	32,475
Land and Buildings	14,935	14,572
Construction in Progress	67,217	69,633
Gross Propertis and Equipment	2,560,047	1,954,561
Accumulated Depreciation, Depletion and Amortization	(943,341)	(652,845)
Property, Plant and Equipment, Net	$ 1,616,706	$ 1,301,716

PROPERTIES AND EQUIPMENT Impairment of Natural Gas and Crude Oil Properties (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Continuing Operations:
Impairment of proved properties									$ 0	$ 0	$ 0
Impairment of significantly unproved properties									1,629	1,108	1,477
Amortization of Individually Insignificant Unproved Properties									4,266	1,193	2,893
Total continuing operations	4,563	388	356	588	1,090	384	376	451	5,895	2,301	4,370
Discontinued operations:
Impairment of proved properties									161,185	22,460	4,666
Impairment of Individually Significant Unproved Properties from discontinued operations									313	0	0
Amortization of Individually Insignificant Unproved Properties from discontidued operations									756	398	2,111
Total discontinued operations									162,254	22,858	6,777
Total impairment of natural gas and crude oil properties									$ 168,149	$ 25,159	$ 11,147

PROPERTIES AND EQUIPMENT Suspended Exploratory Well Costs (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Change in Capitalized Exploratory Well Costs that are Pending Determination of Proved Reserves [Roll Forward]
Balance beginning of year, January 1,	$ 4,432	$ 2,297	$ 1,174
Additions to capitalized exploratory well costs pending determination of proved reserves	30,482	3,692	4,353
Reclassifications to wells, facilities and equipment based on the determination of proved reserves	0	(1,557)	(2,231)
Deconsolidation of PDCM and Change in Ownership Interest	0	0	(462)
capitalized well cost	(15,347)	0	(537)
Balance end of year, December 31,	19,567	4,432	2,297
Number of wells pending determination	2	6	3
Aging of Capitalized Exploratory Well Costs
Exploratory well costs capitalized for a period of one year or less	19,567	3,587	2,297
Exploratory well costs capitalized for a period greater than one year since commencement of drilling	$ 0	$ 845	$ 0
Number of projects with exploratory well costs that have been capitalized for a period greater than one year since commencement of drilling	0	2	0

INCOME TAXES Provision for Income Taxes (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Current Federal Tax Expense (Benefit)									$ 0	$ 2,594	$ (4,982)
Current State and Local Tax Expense (Benefit)									(199)	750	(1,536)
Current Income Tax Expense (Benefit)									(199)	3,344	(6,518)
Deferred Federal Income Tax Expense (Benefit)									12,133	(13,309)	(4,288)
Deferred State and Local Income Tax Expense (Benefit)									767	(1,835)	2,787
Deferred Income Tax Expense (Benefit)									12,900	(15,144)	(1,501)
Provision for income taxes	$ 11,766	$ 15,268	$ (10,213)	$ (4,120)	$ (1,947)	$ (18,651)	$ (4,307)	$ 13,105	$ 12,701	$ (11,800)	$ (8,019)

INCOME TAXES Reconciliation of Statutory Rate to Effective Rate (Details)	12 Months Ended
	Dec. 31, 2012 Rate	Dec. 31, 2011 Rate	Dec. 31, 2010 Rate
Effective Income Tax Rate, Continuing Operations, Tax Rate Reconciliation [Abstract]
Statutory tax rate	35.00%	35.00%	35.00%
State income tax, net	1.00%	2.00%	3.10%
Percentage depletion	1.90%	(2.50%)	(2.90%)
Non-deductible compensation	(0.50%)	0.00%	1.10%
Non-deductible meals and entertainment	(0.50%)	0.30%	0.30%
State deferred rate change	0.00%	1.30%	(6.70%)
Unrecognized tax benefits	0.00%	(2.60%)	0.20%
State tax credits	0.00%	0.00%	(1.60%)
Federal return examination adjustments	0.00%	0.40%	0.60%
Return to provision adjustments	0.00%	0.30%	(0.30%)
Other	0.00%	0.10%	1.90%
Effective tax rate	36.90%	34.30%	30.70%

INCOME TAXES Tax Effects of Temporary differences that Give Rise to Significant Portions of the Deferred Tax Assets and Liabilities (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Components of Deferred Tax Assets [Abstract]
Deferred Tax Assets, Provision for Underpayment of Natural Gas Sales	$ 0	$ 3,334
Deferred compensation	7,216	4,319
Asset retirement obligations	10,325	9,438
State NOL and tax credit carryforwards, net	6,117	5,240
Percentage depletion - Carryforward	4,702	3,733
Alternative minimum tax - credit carryforward	2,351	2,351
Federal NOL carryforward	21,281	12,210
Other	2,276	2,621
Deferred tax assets	54,268	43,246
Components of Deferred Tax Liabilities [Abstract]
properties and equipment	122,742	184,657
Investment in PDCM	31,445	30,919
Unrealized gains - derivatives	7,163	12,612
Convertible debt	5,194	6,504
Total gross deferred tax liabilities	166,544	234,692
Net deferred tax liability	112,276	191,446
Deferred income tax assets	36,151	16,127
Deferred income tax liability	$ 148,427	$ 207,573

INCOME TAXES Unrecognized Tax Benefits (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Contingency [Line Items]
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	$ 200,000	$ 200,000
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Balance beginning of year, January 1	179,000	1,093,000	566,000
Additions for tax positions of prior years	0	0	253,000
Additions for tax positions of current year	0	0	274,000
Reductions due to settlements	0	(782,000)	0
Reductions due to lapse of statue of limitations	0	(132,000)	0
Balance end of year, December 31	$ 179,000	$ 179,000	$ 1,093,000

INCOME TAXES Additional Information (Details) (USD $)	12 Months Ended		12 Months Ended
	Dec. 31, 2011	Dec. 31, 2012	Dec. 31, 2012 Federal NOL Carryforwards	Dec. 31, 2012 State NOL Carryforwards [Member]	Dec. 31, 2012 State Credit Carryforwards [Member]
Operating Loss Carryforwards [Line Items]
Proceeds from Income Tax Refunds	$ 4,600,000
State NOL carryforwards				142,400,000
State credit carryforwards					1,800,000
Federal NOL carryforward	12,210,000	21,281,000	60,800,000
Year Carryforwards Expire			2030	2029	2022
NOL Carryforward, Excess Tax Benefit from Share-based Compensation		900,000
Unrecognized Tax Benefits that Would Impact Effective Tax Rate	$ 200,000	$ 200,000

LONG-TERM DEBT SCHEDULE OF LONG-TERM DEBT (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Total senior notes	$ 601,329	$ 299,157
Total credit facilities	75,250	233,000
Total long-term debt	676,579	532,157
3.25% Convertible Senior Notes due 2016 [Member]
Debt Instrument [Line Items]
Principal amount	115,000	115,000
Unamortized discount	(13,671)	(17,079)
3.25% Convertible senior notes due 2016, net of discount	101,329	97,921
7.75% Senior Notes due 2022 [Member]
Debt Instrument [Line Items]
Senior Notes	500,000	0
12% Senior Notes due 2018 [Member]
Debt Instrument [Line Items]
Principal amount	0	203,000
Unamortized discount	0	(1,764)
Senior Notes	0	201,236
Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Corporate Line of Credit Outstanding	$ 49,000	$ 209,000

LONG-TERM DEBT ADDITIONAL INFORMATION (Details) (USD $)	3 Months Ended				12 Months Ended			0 Months Ended			12 Months Ended		0 Months Ended				0 Months Ended		3 Months Ended	12 Months Ended		0 Months Ended			12 Months Ended					0 Months Ended	3 Months Ended	12 Months Ended			9 Months Ended	0 Months Ended	12 Months Ended	0 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	May 15, 2016 3.25% Convertible Senior Notes due 2016 [Member]	Nov. 15, 2015 3.25% Convertible Senior Notes due 2016 [Member]	Nov. 15, 2010 3.25% Convertible Senior Notes due 2016 [Member]	Dec. 31, 2012 3.25% Convertible Senior Notes due 2016 [Member] Rate	Dec. 31, 2011 3.25% Convertible Senior Notes due 2016 [Member]	Oct. 15, 2022 7.75% Senior Notes due 2022 [Member]	Apr. 15, 2013 7.75% Senior Notes due 2022 [Member]	Oct. 03, 2012 7.75% Senior Notes due 2022 [Member]	Dec. 31, 2012 7.75% Senior Notes due 2022 [Member] Rate	Nov. 03, 2012 12% Senior Notes [Member]	Oct. 04, 2012 12% Senior Notes [Member]	Dec. 31, 2012 12% Senior Notes [Member] Rate	Dec. 31, 2012 12% Senior Notes [Member] Rate	Nov. 02, 2012 12% Senior Notes [Member]	Nov. 05, 2015 Revolving Credit Facility [Member]	Sep. 22, 2012 Revolving Credit Facility [Member]	Oct. 05, 2010 Revolving Credit Facility [Member]	Dec. 31, 2012 Revolving Credit Facility [Member] Rate Partnerships	Oct. 31, 2012 Revolving Credit Facility [Member]	Jun. 29, 2012 Revolving Credit Facility [Member]	May 04, 2012 Revolving Credit Facility [Member]	Dec. 31, 2011 Revolving Credit Facility [Member] Rate	Apr. 30, 2014 PDCM Credit Facility [Member]	Jun. 30, 2010 PDCM Credit Facility [Member]	Dec. 31, 2012 PDCM Credit Facility [Member] Rate	Dec. 31, 2011 PDCM Credit Facility [Member] Rate	Nov. 18, 2011 PDCM Credit Facility [Member]	Sep. 30, 2012 First Payment [Member] 3.25% Convertible Senior Notes due 2016 [Member]	Oct. 03, 2012 First Payment [Member] 7.75% Senior Notes due 2022 [Member]	Dec. 31, 2012 Second Payment [Member] 3.25% Convertible Senior Notes due 2016 [Member]	Oct. 03, 2012 Second Payment [Member] 7.75% Senior Notes due 2022 [Member]
Debt Instrument [Line Items]
Debt Instrument, Issuance Date										Nov 15, 2010					Oct 3, 2012
Debt Instrument, Maturity Date								May 15, 2016					Oct 15, 2022
Debt Instrument, Interest Rate, Stated Percentage											3.25%					7.75%			12.00%	12.00%
Debt Instrument, Frequency of Periodic Payment																																			May 15	April 15	November 15	October 15
Debt Instrument, Date of First Required Payment								May 15, 2011						Apr 15, 2013
Debt Instrument, Call Date, Earliest									Nov 15, 2015						Oct 15, 2015
Convertible Senior Note, Shares Issued Upon Conversion											23.5849
Convertible Note Principal Amount										$ 1,000
3.25% Convertible Note, Conversion Price										$ 42.4
3.25% Convertible Debt, Liability Component ($)										94,300,000
3.25% Convertible Debt, Equity Component ($)										20,700,000
3.25% Convertible Debt, Remaining Discount Amortization Period											3 years 4 months 28 days
Debt Instrument, Convertible, Effective Interest Rate											7.40%
Convertible Debt, Interest Expense ($)											3,700,000	3,700,000
Convertible Debt, Amortization of Debt Discount ($)											3,400,000	3,200,000
Debt Issuance Costs ($)					11,969,000	680,000	8,541,000								11,000,000
Debt Instrument, Call Date, Latest															Oct 15, 2017
Date of Notice to Redeem Long Term Debt																		10/3/2012
Debt Extinguishment,Date																	Nov 2, 2012
Extinguishment of Debt, Amount ($)																			222,000,000
Redemption Premium ($)																				18,900,000
Unamortized discount																					1,500,000
Write off of Deferred Debt Issuance Cost ($)																				2,900,000
Loss on extinguishment of debt	(23,283,000)	0	0	0	(23,283,000)	0	0													23,300,000
Line of Credit Facility, Initiation Date																								Nov 5, 2010							Apr 30, 2010
Increase (Decrease) in Credit Facility ($)																												25,000,000
Line of Credit Facility, Current Borrowing Capacity ($)																										450,000,000	525,000,000	425,000,000
Debt agreement Amendment date																							Sep 21, 2012
Line of Credit Facility, Maximum Borrowing Capacity ($)																									600,000,000							400,000,000		80,000,000
Proportionate Share of PDCM Credit Facility ($)																																		40,000,000
Number of Affiliated Partnerships																									21
Line of Credit Facility, Expiration Date																						Nov 5, 2015								Apr 30, 2014
PDCM Line of Credit Outstanding ($)																																26,250,000	24,000,000
Letters of Credit Outstanding, Amount ($)																									18,700,000
Letter of Credit Fronting Fee																									0.13%
Additional Quarterly Maintenance Fee																									2.75%
Line of Credit Facility, Unused Capacity, Commitment Fee Percentage																									0.50%							0.50%
Line of Credit Facility, Remaining Borrowing Capacity																									$ 382,300,000
Debt, Weighted Average Interest Rate																									4.50%				3.80%			3.50%	5.00%
Credit Facility - Covenant Description																									The revolving credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and maintaining certain financial ratios on a quarterly basis. The financial tests and ratios, as defined per the revolving credit facility, include requirements to: (a) maintain a minimum current ratio of 1.00 to 1.00 and (b) not exceed a maximum leverage ratio of 4.00 to 1.00.							The credit facility contains covenants customary for agreements of this type, with the most restrictive being certain financial tests and financial ratios that must be met on a quarterly basis. The financial tests and ratios, as defined by the credit facility, include requirements to maintain a minimum current ratio of 1.0 to 1.0, not to exceed a debt to EBITDAX ratio of 5.0 to 1.0 (declining to 4.5 to 1.0 on March 31, 2013 and 4.0 to 1.0 on September 30, 2013) and to maintain a minimum interest coverage ratio of 2.5 to 1.0.
Credit Facility - Restrictive Covenants																									The revolving credit facility contains restrictions as to when we can directly or indirectly, retire, redeem, repurchase or prepay in cash any part of the principal of the 2022 Senior Notes or the 2016 Convertible Senior Notes. Among other things, the restriction on redemption of the 2016 Convertible Senior Notes requires that immediately after giving effect to any such retirement, redemption, defeasance, repurchase, settlement or prepayment, the aggregate commitment under the revolving credit facility exceed the aggregate credit exposure under such facility by at least the greater of $115 million or an amount equal to or greater than 30% of such aggregate commitment. The restriction on redemption of the 2022 Senior Notes permits redemption only with the proceeds of issuances of "Permitted Refinancing Indebtedness," which may not exceed $750 million.

ASSET RETIREMENT OBLIGATIONS Asset Retirement Obligations (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Asset Retirement Obligation, Roll Forward Analysis [Roll Forward]
Balance beginning of year, January 1	$ 46,566	[1]	$ 28,047
Obligations incurred with development activities and assumed with acquisitions	14,169		9,625
Accretion of asset retirement obligation	4,060		1,897		1,423
Obligations discharged with disposal of properties and asset retirements	(2,232)		(990)
Revisions in estimated cash flows	0		8,903
Balance end of year, December 31	62,563		46,566	[1]	28,047
Less current portion	(1,000)		(250)
Long-term portion	61,563		46,316
Assets Held for Sale - Asset Retirement Obligations			$ 2,022

[1]	Includes $2 million as of December 31, 2011 related to assets held for sale.

EMPLOYEE BENEFIT PLANS Employee Benefit Plan (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Postretirement Benefit Expense	$ 3.4	$ 2.6	$ 2.6
Deferred Compensation Liability, Current and Noncurrent	2	2.2
Deferred Compensation Liability, Current	0.3	0.3
Supplemental Health Care Benefits Liability, Noncurrent	$ 0.7	$ 0.7

COMMITMENTS AND CONTINGENCIES Commitments and Contigencies (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Dec. 31, 2012
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	478,282
Dollar Commitment ($ in thousands)	199,310
First Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	53,216
Dollar Commitment ($ in thousands)	25,756
Second Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	62,346
Dollar Commitment ($ in thousands)	29,283
Third Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	55,789
Dollar Commitment ($ in thousands)	26,163
Fourth Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	52,740
Dollar Commitment ($ in thousands)	24,075
commitments 5 years and beyond [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	254,191
Dollar Commitment ($ in thousands)	94,033
Piceance Basin [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	209,429
Piceance Basin [Member] | First Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	30,710
Piceance Basin [Member] | Second Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	36,168
Piceance Basin [Member] | Third Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	30,603
Piceance Basin [Member] | Fourth Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	26,053
Piceance Basin [Member] | commitments 5 years and beyond [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	85,895
Piceance Basin [Member] | Supply Contract Expiration Date [Member]
Supply Commitment [Line Items]
Supply Commitments Contract Expiration Date	May 31, 2021
Appalachiain Basin [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	261,188
Appalachiain Basin [Member] | First Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	20,316
Appalachiain Basin [Member] | Second Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	24,353
Appalachiain Basin [Member] | Third Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	23,361
Appalachiain Basin [Member] | Fourth Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	24,862
Appalachiain Basin [Member] | commitments 5 years and beyond [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	168,296
Appalachiain Basin [Member] | Supply Contract Expiration Date [Member]
Supply Commitment [Line Items]
Supply Commitments Contract Expiration Date	Sep 20, 2025
NECO [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	7,665
NECO [Member] | First Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	2,190
NECO [Member] | Second Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	1,825
NECO [Member] | Third Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	1,825
NECO [Member] | Fourth Year Commitment [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	1,825
NECO [Member] | commitments 5 years and beyond [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	0
NECO [Member] | Supply Contract Expiration Date [Member]
Supply Commitment [Line Items]
Supply Commitments Contract Expiration Date	Dec 31, 2016
Commitment Volumes to Be Divested [Member]
Supply Commitment [Line Items]
Oil and Gas Delivery Commitments Volumes (MMcf)	116,260

COMMITMENTS AND CONTINGENCIES Minimum Lease Payments (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Minimum Future Lease Payments under Non-cancelable Operating Leases [Line Items]
2013	$ 2,607
2014	2,386
2015	1,929
2016	461
2017	255
Thereafter	887
Total	$ 8,525

COMMITMENTS AND CONTINGENCIES Additional information (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Commitments and Contingencies Disclosure [Abstract]
Accrued Environmental Liabilities	$ 8.4	$ 2.5
Maximum Annual Repurchase Obligation	2.9
Repurchases of Partner units payments	0.5	0.2	0.6
Operating Lease Expense	$ 6.1	$ 5.9	$ 4.9

COMMON STOCK Stockholders' Equity Note (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	May 21, 2012 May 2012 Common Stock Issuance [Member]	Nov. 18, 2010 November 2010 Common Stock Issuance [Member]
Class of Stock [Line Items]
Equity Issuance, Date			May 21, 2012	Nov 18, 2010
Stock Issued During Period, Shares, New Issues			6,500,000	4,140,000
Sale of Stock, Price Per Share			$ 26.5	$ 32
Proceeds from Issuance of Common Stock			$ 164,500,000	$ 125,500,000
Common Stock, Value, Issued	303,000	236,000	65,000
Additional paid-in capital	$ 387,494,000	$ 217,707,000	$ 164,400,000

COMMON STOCK Stock based compensation plans (Details)	Dec. 31, 2012	Jun. 29, 2010
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Common Stock, Shares Authorized		1,400,000
Common stock shares remain avaliable for issuance	490,412

COMMON STOCK Stocked Based Compensation Summary (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Employee Service Share-based Compensation, Allocation of Recognized Period Costs [Line Items]
Stock-based compensation expense	$ 8,495,000	$ 8,781,000	[1]	$ 5,314,000
Income tax benefit	(3,245,000)	(3,344,000)		(2,019,000)
Net expense	5,250,000	5,437,000		3,295,000
shared based compensation for executive		$ 2,500,000

[1]	Includes a $2.5 million pre-tax charge related to a separation agreement with our former chief executive officer. See Note 17, Transactions with Affiliates, for additional information regarding the related separation agreement.

COMMON STOCK Schedule of Changes in Stock Option Awards (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted-Average Remaining Contractual Term (in years)
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	The SARs vest ratably over a three-year period and may be exercised at any point after vesting through 10 years from the date of issuance. Pursuant to the terms of the awards, upon exercise, the executive officers will receive, in shares of common stock, the excess of the market price of the award on the date of exercise over the market price of the award on the date of issuance.
Employee Stock Option [Member]
Number of Shares
Outstanding beginning of year, January 1,	6,973	10,306	10,306
Forfeited	0	(3,333)	0
Outstanding end of year, December 31,	6,973	6,973	10,306
Exercisable at December 31,	6,973	6,973	10,306
Weighted-Average Exercise Price
Outstanding beginning of year, January 1,	$ 41.09	$ 41.9	$ 41.9
Forfeited	$ 0	$ 43.6	$ 0
Outstanding end of year, December 31,	$ 41.09	$ 41.09	$ 41.9
Exercisable at December 31,	$ 41.09	$ 41.09	$ 41.6
Weighted-Average Remaining Contractual Term (in years)
Outstanding at December 31,	2 years 7 months 6 days
Exercisable at December 31,	2 years 7 months 6 days
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	Outstanding options expire ten years from the date of grant and become exercisable ratably over a four year period.

COMMON STOCK SARs Fair Value Assumptions (Details) (Stock Appreciation Rights (SARs) [Member], USD $)	12 Months Ended
	Dec. 31, 2012 Rate	Dec. 31, 2011 Rate	Dec. 31, 2010 Rate
Stock Appreciation Rights (SARs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected term of award	6 years	6 years	5 years
Risk-free interest rate	1.10%	2.50%	2.50%
Expected Volatility	64.30%	60.20%	62.00%
Weighted-average grant date fair value per share	$ 17.61	$ 25.22	$ 13.26

COMMON STOCK Schedule of Changes in SARs (Details) (USD $)	3 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 01, 2010	Dec. 31, 2009
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award		The SARs vest ratably over a three-year period and may be exercised at any point after vesting through 10 years from the date of issuance. Pursuant to the terms of the awards, upon exercise, the executive officers will receive, in shares of common stock, the excess of the market price of the award on the date of exercise over the market price of the award on the date of issuance.
Stock Appreciation Rights (SARs) [Member]
Number of SARs
Outstanding beginning of year, January 1,		50,471	57,282	0	57,282
Awarded		68,361	31,552	57,282
Exercised		0	(25,371)	0
Forfeited		0	(12,992)	0
Outstanding end of year, December 31,	118,832	118,832	50,471	57,282	57,282
Exercisable at December 31,	27,458	27,458	10,636		0
Share-based Compensation Arrangement by Share-based Payment Award, Options, Outstanding, Weighted Average Exercise Price [Roll Forward]
Outstanding beginning of year, January 1,		$ 31.61	$ 24.44	$ 0	$ 24.44
Awarded		$ 30.19	$ 43.95	$ 24.44
Exercised		$ 0	$ 24.44	$ 0
Forfeited		$ 0	$ 43.95	$ 0
Outstanding end of year, December 31,	$ 30.8	$ 30.8	$ 31.61	$ 24.44	$ 24.44
Exercisable at December 31,	$ 28.84	$ 28.84	$ 24.44		$ 0
Weighted-Average Remaining Contractual Term (in years)
Outstanding at December 31,		8 years 4 months 24 days	8 years 7 months 6 days
Exercisable at December 31,		7 years 6 months 1 day
Share based compesation aggregate intrinsic valu [Roll Forward]
Outstanding beginning of year, January 1,	$ 486,000	$ 486,000	$ 341,000	$ 1,020,000	$ 1,020,000	$ 0
Awarded		0	0	0
Exercised		0	77,000	0
Forfeited		0	0	0
Outstanding end of year, December 31,	486,000	486,000	341,000	1,020,000	1,020,000	0
Exercisable at December 31,	187,000	187,000	114,000		0
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized	$ 1,000,000	$ 1,000,000
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	1 year 9 months 26 days

COMMON STOCK Schedule of Changes in Restricted Stock - TIme Based Awards (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	The SARs vest ratably over a three-year period and may be exercised at any point after vesting through 10 years from the date of issuance. Pursuant to the terms of the awards, upon exercise, the executive officers will receive, in shares of common stock, the excess of the market price of the award on the date of exercise over the market price of the award on the date of issuance.
Restricted Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	The fair value of the time-based restricted shares is amortized ratably over the requisite service period, primarily three or four years. The time-based shares vest ratably on each annual anniversary following the grant date that a participant is continuously employed.
Time based shares granted to executives	79,889
Number of Shares
Outstanding beginning of year, January 1,	527,801
Granted	341,338
Vested	(186,205)
Forfeited	(36,444)
Outstanding end of year, December 31,	646,490	527,801
Weighted-Average Grant-Date Fair Value
Outstanding at beginning of year, January 1,	$ 29.29
Weighted-average grant date fair value per share	$ 26.59	$ 33.71	$ 25.04
Vested	$ 29.42
Forfeited	$ 28.2
Outstanding at end of year, December 31,	$ 27.93	$ 29.29
Total intrinsic value of time based awards vested	$ 5,950,000	$ 9,030,000	$ 3,219,000
Total intrinsic value of time-based awards non-vested	21,470,000	18,531,000	22,211,000
Market price per common share as of December 31,	$ 33.21	$ 35.11	$ 42.25
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized	$ 11,500,000
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	2 years 2 months 30 days

COMMON STOCK Restricted Stock - Market Based Awards Fair Value Assumptions (Details) (Restricted Stock - Market Based Awards [Member], USD $)	12 Months Ended
	Dec. 31, 2012 Rate	Dec. 31, 2011 Rate	Dec. 31, 2010
Restricted Stock - Market Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected term of award	3 years	3 years
Risk-free interest rate	0.30%	1.10%
Expected Volatility	65.30%	74.20%
Weighted-average grant date fair value per share	$ 36.54	$ 58.53	$ 0

COMMON STOCK Schedule of Changes in Restricted Stock - Market Based Awards (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	The SARs vest ratably over a three-year period and may be exercised at any point after vesting through 10 years from the date of issuance. Pursuant to the terms of the awards, upon exercise, the executive officers will receive, in shares of common stock, the excess of the market price of the award on the date of exercise over the market price of the award on the date of issuance.
Restricted Stock - Market Based Awards [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total intrinsic value of time based awards vested	$ 0	$ 366,000	$ 0
Share-based Compensation Arrangement by Share-based Payment Award, Terms of Award	The fair value of the market-based restricted shares is amortized ratably over the requisite service period, primarily three years. Generally, the market-based shares vest if the participant is continuously employed throughout the performance period and the market-based performance measure is achieved, with a maximum vesting period of five years. All compensation cost related to the market-based awards will be recognized if the requisite service period is fulfilled, even if the market condition is not achieved.
Time based shares granted to executives	30,541
Number of Shares
Outstanding beginning of year, January 1,	43,081
Granted	30,541
Forfeited	(32,926)
Outstanding end of year, December 31,	40,696	43,081
Weighted-Average Grant-Date Fair Value
Outstanding at beginning of year, January 1,	$ 42.05
Weighted-average grant date fair value per share	$ 36.54	$ 58.53	$ 0
Forfeited	$ 45.15
Outstanding at end of year, December 31,	$ 39.22	$ 42.05
Total intrinsic value of market-based awards non-vested	1,352,000	1,513,000	3,361,000
Market price per common share as of December 31,	$ 33.21	$ 35.11	$ 42.25
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized	$ 900,000
Employee Service Share-based Compensation, Nonvested Awards, Total Compensation Cost Not yet Recognized, Period for Recognition	1 year 9 months 22 days

COMMON STOCK Treasury Shares (Details) (Treasury Stock [Member])	12 Months Ended
Dec. 31, 2012
Treasury Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Treasury Stock, Shares, Acquired	44,576
Treasury Stock, Shares, Retired	14,471
Treasury stock acquired and reissued	28,587
Treasury stock acquired, and available for reissuance	1,518

COMMON STOCK Preferred Stock (Details) (Preferred Stock [Member])	0 Months Ended
	Jun. 23, 2008	Dec. 31, 2012
Preferred Stock [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Equity Issuance, Date	Jun 23, 2008
Preferred Stock, Shares Authorized	50,000,000
Preferred Stock, Shares Issued		0

EARNINGS PER SHARE Earnings Per Share (Details) (USD $)	0 Months Ended	3 Months Ended								12 Months Ended
	Nov. 15, 2010 Note	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of Weighted-Average Diluted Shares Outstanding
Weighted average common shares outstanding - basic		30,233,000	30,214,000	26,597,000	23,609,000	23,592,000	23,569,000	23,491,000	23,428,000	27,677,000	23,521,000	19,674,000
Weighted Average Number of Shares Outstanding - Diluted		30,233,000	30,214,000	26,728,000	23,889,000	23,592,000	23,783,000	23,723,000	23,428,000	27,677,000	23,871,000	19,821,000
Anti-dilutive Effect
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount										820,000	251,000	214,000
Convertible Senior Note Due 2016
Convertible Senior Note	115,000
3.25% Convertible Note, Number of Shares Convertible	2,700,000
Restricted Stock [Member]
Reconciliation of Weighted-Average Diluted Shares Outstanding
Incremental Common Shares Attributable to Share-based Payment Arrangements										0	307,000	119,000
Anti-dilutive Effect
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount										694,000	220,000	204,000
Stock Appreciation Rights [Member]
Reconciliation of Weighted-Average Diluted Shares Outstanding
Incremental Common Shares Attributable to Share-based Payment Arrangements										0	40,000	21,000
Anti-dilutive Effect
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount										116,000	22,000	0
Stock Options [Member]
Anti-dilutive Effect
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount										7,000	9,000	10,000
Non employee director deferred compensation [Member]
Reconciliation of Weighted-Average Diluted Shares Outstanding
Incremental Common Shares Attributable to Share-based Payment Arrangements										0	3,000	7,000
3.25% Convertible Senior Notes due 2016 [Member]
Convertible Senior Note Due 2016
Convertible Senior Note Principal Amount ($ per Note)	1,000
3.25% Convertible Note, Conversion Price	42.4
Non employee director deferred compensation [Member]
Anti-dilutive Effect
Antidilutive Securities Excluded from Computation of Earnings Per Share, Amount										3,000	0	0

ASSETS HELD FOR SALE, DIVESTITURES AND DISCONTINUED OPERATIONS Additional Information (Details) (USD $)	12 Months Ended			6 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Piceance and NECO Asset Group	Dec. 31, 2012 Permian Basin	Dec. 31, 2011 Permian Basin	Dec. 31, 2011 North Dakota	Dec. 31, 2010 Michigan	Dec. 31, 2012 Segment, Discontinued Operations [Member]	Dec. 31, 2011 Segment, Discontinued Operations [Member]	Dec. 31, 2010 Segment, Discontinued Operations [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Proceeds from Sale of Oil and Gas Property and Equipment				$ 185,200,000	$ 189,200,000	$ 13,200,000	$ 9,500,000	$ 22,000,000
Oil and gas assets sale price before adjustments					173,900,000
Proceeds to non-affiliated investor partners				17,000,000			3,800,000
Impairment of Natural Gas and Crude Oil Properties	$ 162,254,000	$ 22,858,000	$ 6,777,000					$ 4,700,000	$ 162,254,000	$ 22,858,000	$ 6,777,000

ASSETS HELD FOR SALE, DIVESTITURES AND DISCONTINUED OPERATIONS Discontinued Operations and Disposal Groups (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Asset retirement obligation					$ 2,022					$ 2,022
Disposal Group, Including Discontinued Operation, Income Statement Disclosures [Abstract]
Impairment of Natural Gas and Crude Oil Properties									162,254	22,858	6,777
Income (loss) from discontinued operations, net of tax	(106,549)	(4,632)	(6,907)	9,071	(11,712)	2,615	(1,445)	1,415	(109,017)	(9,127)	(12,130)
Net Assets Held for Sale [Member]
Disposal Group, Including Discontinued Operation, Balance Sheet Disclosures [Abstract]
Accounts receivable, net					0					0
Oil inventory					0					0
Total current assets					0					0
Properties and equipment					168,218					168,218
Accumulated depreciation, depletion and amortization					(19,969)					(19,969)
Total assets					148,249					148,249
Accounts payable					0					0
Production tax liability					0					0
Total current liabilities					0					0
Total liabilities					2,022					2,022
Disposal gorups, including discontinued operations, net assets					146,227					146,227
Net Assets Related to Discontinued Operations [Member]
Disposal Group, Including Discontinued Operation, Income Statement Disclosures [Abstract]
Natural gas, NGL and crude oil sales									36,422	80,860	70,111
Sales from natural gas marketing									1,708	2,949	7,164
Well operations, pipeline income and other									1,888	2,542	4,149
Disposal Group, Discontinued Operations, Total revenue									40,018	86,351	81,424
Production Costs									22,453	30,885	37,891
Cost of natural gas marketing									1,529	2,634	6,547
Impairment of Natural Gas and Crude Oil Properties									162,254	22,858	6,777
Depreciation, depletion and amortization									48,101	47,521	44,944
Accretion of ARO and other, Discontinued Operations									2,084	1,054	4,976
Gain on sale of properties and equipment									(19,920)	(3,854)	0
Disposal Group Total Operating Expense									216,501	101,098	101,135
Income (loss) from discontinued operations									(176,483)	(14,747)	(19,711)
IProvision (benefit) for income taxes									67,466	5,620	7,581
Income (loss) from discontinued operations, net of tax									$ (109,017)	$ (9,127)	$ (12,130)

ACQUISITIONS Total Identifiable Net Assets Acquired (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012 Merit Acquisition [Member]		Dec. 31, 2011 Seneca Upshur [Domain]	Dec. 31, 2011 2003/2002-D Partnerships [Member]	Dec. 31, 2011 2005 Partnerships [Member]	Dec. 31, 2010 Permian Basin	Dec. 31, 2010 2004 Partnerships [Member]
Business Acquisition [Line Items]
Total acquisition cost	$ 304,643	[1]	$ 69,618	$ 29,960	$ 43,015	$ 114,273	$ 34,768
Natural gas and crude oil properties - proved	180,259	[1]	20,175	27,940	39,825	45,592	32,730
Natural gas and crude oil properties - unproved	151,428	[1]	49,100	0	0	71,647	0
Other assets	3,631	[1]	10,196	3,455	3,848	0	3,396
Total assets acquired	335,318	[1]	79,471	31,395	43,673	117,239	36,126
Asset retirement obligation	13,870	[1]	8,157	497	300	2,351	912
Other accrued expenses	10,100	[1]	0	0	0	615	126
Other Liabilities	6,705	[1]	1,696	938	358	0	320
Total liabilities assumed	$ 30,675	[1]	$ 9,853	$ 1,435	$ 658	$ 2,966	$ 1,358

[1]	Assets acquired and liabilities assumed in the Merit Acquisition are subject to post-closing adjustments as more detailed analyses are completed and additional information is obtained about the acquired natural gas and crude oil properties.

ACQUISITIONS Additional Information (Details) (USD $)	12 Months Ended											12 Months Ended				12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2012 Merit Acquisition [Member]		Dec. 31, 2011 Seneca Upshur [Domain]	Dec. 31, 2011 2003/2002-D Partnerships [Member]	Dec. 31, 2011 2005 Partnerships [Member]	Dec. 31, 2010 2004 Partnerships [Member]	Dec. 31, 2010 Permian Basin	Dec. 31, 2011 Ownership interest in PDCM [Member] Seneca Upshur [Domain]	Dec. 31, 2012 PDCM [Member] Seneca Upshur [Domain]	Dec. 31, 2010 Michigan Assets Divested [Member]	Jul. 31, 2010 Michigan Assets Divested [Member]	Dec. 01, 2010 2004 Partnerships [Member]	Dec. 31, 2010 Permian Basin	Nov. 30, 2010 Permian Basin	Jul. 31, 2010 Permian Basin	Dec. 31, 2012 Segment, Discontinued Operations [Member]	Dec. 31, 2011 Segment, Discontinued Operations [Member]	Dec. 31, 2010 Segment, Discontinued Operations [Member]
Costs Incurred, Oil and Gas Property Acquisition, Exploration, and Development Activities [Line Items]
Acquisition Costs, Cumulative												$ 139,200,000
Aggregate purchase price				304,643,000	[1]	69,618,000	29,960,000	43,015,000	34,768,000	114,273,000	69,618,000				36,500,000		39,400,000
Title defect reimbursements	14,469,000	0	0									28,900,000
Draw on credit facility to purchase Permian Basin assets																		55,700,000
Gain on sale of Michigan assets																19,200,000			19,920,000	3,854,000	0
Michigan Divestiture Tax Liability																7,300,000
Proceeds from Michigan Divestiture													19,300,000
Michigan Assets Deferred Tax Liabilities	$ 112,276,000	$ 191,446,000												$ 6,500,000

[1]	Assets acquired and liabilities assumed in the Merit Acquisition are subject to post-closing adjustments as more detailed analyses are completed and additional information is obtained about the acquired natural gas and crude oil properties.

ACQUISITIONS Pro Forma Information (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Merit Acquisition Results of Operations
Merit Total Revenue since Acquisition Date	$ 11,400,000
Merit Earnings since Acquisition Date	9,500,000
Merit Acquisition [Member]
Business Acquisition, Pro Forma Information [Abstract]
Revenues	370,488,000	438,204,000
Total costs, expenses and other	521,178,000	366,120,000
Net Income (Loss)	$ (119,343,000)	$ 45,688,000
Basic	$ (4.31)	$ 1.94
Diluted	$ (4.31)	$ 1.91

NONCONTROLLING INTEREST Additional Information (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 Rate
Noncontrolling Interest [Line Items]
Noncontrolling Interest in Variable Interest Entity	$ 0.8
Noncontrolling Interest, Ownership Percentage by Noncontrolling Owners	50.00%

TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES Transactions with Affiliates and Other Related Parties (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Cost of natural gas marketing									$ 524,000	$ 1,251,000	$ 638,000
Production costs	13,594,000	15,797,000	12,373,000	12,936,000	13,455,000	10,808,000	9,883,000	10,686,000	54,700,000	44,832,000	29,867,000
Exploration expense	14,875,000	1,773,000	2,374,000	1,872,000	2,100,000	1,031,000	1,109,000	1,494,000	20,894,000	5,734,000	9,207,000
General and administrative expense	16,019,000	13,710,000	14,378,000	14,708,000	14,389,000	13,683,000	19,509,000	13,873,000	58,815,000	61,454,000	42,188,000
PDCE proportionate share [Member]
Related Party Transaction [Line Items]
Production costs									3,945,000	3,441,000	3,862,000
Exploration expense									492,000	430,000	883,000
General and administrative expense									1,630,000	1,543,000	1,899,000
Affiliated Entity [Member]
Related Party Transaction [Line Items]
Related Party Transaction, Amounts of Transaction									12,100,000	10,400,000	11,100,000
Sales from natural gas marketing									11,105,000	9,735,000	4,298,000
Cost of natural gas marketing									10,888,000	9,544,000	4,214,000
Partnership Interest [Member]
Related Party Transaction [Line Items]
Sales from natural gas marketing									535,000	1,276,000	651,000
Receivable from affiliates	4,707,000				14,152,000				4,707,000	14,152,000	20,342,000
Payable to affiliates	$ 2,140,000				$ 6,163,000				$ 2,140,000	$ 6,163,000	$ 14,616,000

TRANSACTIONS WITH AFFILIATES AND OTHER RELATED PARTIES Additional Information (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Related Party Transaction [Line Items]
Separation Compensation									$ 4,100,000
Non-qualified supplemental retirement benefit									30,000
General and administrative expense	16,019,000	13,710,000	14,378,000	14,708,000	14,389,000	13,683,000	19,509,000	13,873,000	58,815,000	61,454,000	42,188,000
Executive Officer [Member]
Related Party Transaction [Line Items]
General and administrative expense									$ 6,700,000

BUSINESS SEGMENTS Business segments (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Segment Reporting Information [Line Items]
Segment Reporting Information, Revenue for Reportable Segment	$ 320,605	$ 337,289	$ 276,615
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest	(34,396)	34,364	26,083
Segment Reporting Information, Expenditures for Additions to Long-Lived Assets	659,952	480,390	320,774
Assets	1,826,848	1,698,005
Assets held for sale	0	148,249
Oil and Gas Properties [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information, Revenue for Reportable Segment	275,234	273,819	211,380
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest	103,111	138,616	104,334
Segment Reporting Information, Expenditures for Additions to Long-Lived Assets	656,443	479,027	319,268
Assets	1,723,011	1,461,130
Marketing [Member]
Segment Reporting Information [Line Items]
Segment Reporting Information, Revenue for Reportable Segment	45,371	63,470	65,235
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest	349	639	509
Assets	11,090	14,713
Corporate and Other [Member]
Segment Reporting Information [Line Items]
Income (Loss) from Continuing Operations before Equity Method Investments, Income Taxes, Extraordinary Items, Noncontrolling Interest	(137,856)	(104,891)	(78,760)
Segment Reporting Information, Expenditures for Additions to Long-Lived Assets	3,509	1,363	1,506
Assets	92,747	73,913
Assets Held-for-sale [Member]
Segment Reporting Information [Line Items]
Assets held for sale	$ 0	$ 148,249

BUSINESS SEGMENTS Additional Information (Details) (USD $) In Thousands, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Component of Operating Other Cost and Expense [Line Items]
Depreciation, depletion and amortization from continuing operations	$ 24,906	$ 22,121	$ 23,839	$ 27,912	$ 25,942	$ 21,360	$ 20,574	$ 19,757	$ 98,778	$ 87,633	$ 66,118
Oil and Gas Properties [Member]
Component of Operating Other Cost and Expense [Line Items]
Depreciation, depletion and amortization from continuing operations									$ 139,400	$ 122,200	$ 105,900

SUBSEQUENT EVENTS (Details) (Piceance and NECO Asset Group, USD $) In Millions, unless otherwise specified	6 Months Ended
Jun. 30, 2013
Piceance and NECO Asset Group
Subsequent Event [Line Items]
Proceeds from Sale of Oil and Gas Property and Equipment	$ 185.2

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Prices Used to Estimate Reserves (Unaudited) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Natural Gas (MMcf)
Schedule of Prices Used to Estimate Reserves [Line Items]
prices used to estimate oil and gas reserves	$ 2.35	$ 3.41	$ 3.54
Natural Gas Liquids (MBbls)
Schedule of Prices Used to Estimate Reserves [Line Items]
prices used to estimate oil and gas reserves	28.02	39.59	34.12
Crude Oil (MBbls)
Schedule of Prices Used to Estimate Reserves [Line Items]
prices used to estimate oil and gas reserves	$ 87.51	$ 88.94	$ 71.95

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Changes in Estimated Proved Reserves (Unaudited) (Details)	12 Months Ended
	Dec. 31, 2012 Mcf	Dec. 31, 2011 Mcf		Dec. 31, 2010 Mcf	Dec. 31, 2012 Mcf	Dec. 31, 2009 Mcf
Reserve Quantities [Line Items]
Proved Reserves	1,015,489,000	860,616,000			1,156,860,000
Revisions of Previous Estimates	(351,836,000)	(154,100,000)
Extensions, Discoveries, and Other Additions	407,647,000	313,039,000
Purchases of Reserves	200,522,000	48,703,000
Dispositions	(65,350,000)	(5,244,000)
Production	(49,612,000)	(47,525,000)
Natural Gas (MMcf)
Reserve Quantities [Line Items]
Proved Reserves	672,145,000	657,306,000		608,925,000	604,038,000
Revisions of Previous Estimates	(289,436,000)	(161,654,000)		6,504,000
Dispositions	(6,406,000)	(2,070,000)		(43,690,000)
Production	(32,410,000)	(30,887,000)		(27,189,000)
Proved Developed Reserves	281,925,000	299,369,000		227,341,000		258,375,000
Proved Undeveloped Reserve	322,113,000	372,776,000		429,965,000		350,550,000
Natural Gas Liquids (MBbls)
Reserve Quantities [Line Items]
Proved Reserves	19,588,000	10,649,000		0	32,827,000
Revisions of Previous Estimates	(3,671,000)	3,163,000		8,908,000
Dispositions	(1,970,000)	(94,000)		0
Production	(841,000)	(815,000)		(601,000)
Proved Developed Reserves	14,353,000	11,753,000		4,013,000		0
Proved Undeveloped Reserve	18,474,000	7,835,000		6,636,000		0
Crude Oil (MBbls)
Reserve Quantities [Line Items]
Proved Reserves	37,636,000	23,236,000		18,070,000	59,310,000
Revisions of Previous Estimates	(6,729,000)	(1,904,000)		(85,000)
Dispositions	(7,854,000)	(435,000)		(55,000)
Production	(2,026,000)	(1,958,000)		(1,308,000)
Proved Developed Reserves	20,412,000	16,910,000		8,287,000		6,244,000
Proved Undeveloped Reserve	38,898,000	20,726,000		14,949,000		11,826,000
Natural Gas Equivalent (MMcfe)
Reserve Quantities [Line Items]
Proved Reserves	1,015,489,000	860,616,000		717,345,000	1,156,860,000
Revisions of Previous Estimates		(154,100,000)		59,442,000
Dispositions	(65,350,000)	(5,244,000)
Production	(49,612,000)	(47,525,000)		(38,643,000)
Proved Developed Reserves	490,515,000	471,347,000		301,141,000		295,839,000
Proved Undeveloped Reserve	666,345,000	544,142,000		559,475,000		421,506,000
Western Operating Region | Natural Gas (MMcf)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	116,205,000	125,374,000		56,524,000
Purchases of Reserves	87,189,000	24,776,000		20,920,000
Western Operating Region | Natural Gas Liquids (MBbls)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	11,637,000	5,633,000		811,000
Purchases of Reserves	8,084,000	1,052,000		1,531,000
Western Operating Region | Crude Oil (MBbls)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	27,482,000	17,092,000		2,247,000
Purchases of Reserves	10,801,000	1,581,000		4,367,000
Western Operating Region | Natural Gas Equivalent (MMcfe)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	350,919,000	261,724,000		74,872,000
Purchases of Reserves	200,499,000	40,574,000		56,308,000
Eastern Operating Region | Natural Gas (MMcf)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	56,728,000	51,315,000		35,092,000
Purchases of Reserves	23,000	7,985,000		220,000
Eastern Operating Region | Natural Gas Liquids (MBbls)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	0	0		0
Purchases of Reserves	0	0		0
Eastern Operating Region | Crude Oil (MBbls)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	0	0		0
Purchases of Reserves	0	24,000		0
Eastern Operating Region | Natural Gas Equivalent (MMcfe)
Reserve Quantities [Line Items]
Extensions, Discoveries, and Other Additions	56,728,000	51,315,000		35,092,000
Purchases of Reserves	23,000	8,129,000		220,000
Permian Asset Group | Natural Gas (MMcf)
Reserve Quantities [Line Items]
Proved Developed Reserves		1,750	[1]
Proved Undeveloped Reserve		4,492	[1]
Permian Asset Group | Natural Gas Liquids (MBbls)
Reserve Quantities [Line Items]
Proved Developed Reserves		550	[1]
Proved Undeveloped Reserve		1,420	[1]
Permian Asset Group | Crude Oil (MBbls)
Reserve Quantities [Line Items]
Proved Developed Reserves		1,815	[1]
Proved Undeveloped Reserve		6,010	[1]
Permian Asset Group | Natural Gas Equivalent (MMcfe)
Reserve Quantities [Line Items]
Proved Developed Reserves		15,940	[1]
Proved Undeveloped Reserve		49,078	[1]
Piceance and NECO Asset Group | Natural Gas (MMcf)
Reserve Quantities [Line Items]
Proved Developed Reserves	83,656				83,656
Piceance and NECO Asset Group | Crude Oil (MBbls)
Reserve Quantities [Line Items]
Proved Developed Reserves	148				148
Piceance and NECO Asset Group | Natural Gas Equivalent (MMcfe)
Reserve Quantities [Line Items]
Proved Developed Reserves	84,544				84,544

[1]	Includes estimated reserve data related to our Permian asset group, which was held for sale and under a purchase and sale agreement. The divestiture of our Permian assets closed on February 28, 2012. See Note 14, Assets Held for Sale, Divestitures and Discontinued Operations, to our consolidated financial statements included in this Exhibit 99.1 for additional details related to the divestiture of our Permian asset group. Total proved reserves included 6,242 MMcf of natural gas, 7,825 MBbls of crude oil and 1,970 MBbls of NGLs, for an aggregate of 65,018 MMcfe of natural gas equivalent, related to our Permian asset group. Total proved developed reserves related to those assets included 1,750 MMcf, 1,815 MBbls, 550 MBbls and 15,940 MMcfe, respectively, and proved undeveloped reserves included 4,492 MMcf, 6,010 MBbls, 1,420 MBbls and 49,078 MMcfe, respectively.

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Schedule of Developed and Undeveloped Reserves (Unaudited) (Details)	12 Months Ended
	Dec. 31, 2012 Mcf	Dec. 31, 2011 Mcf	Dec. 31, 2010 Mcf	Dec. 31, 2009 Mcf
Schedule of Developed and Undeveloped Reserves [Line Items]
Proved Developed and Undeveloped Reserves, Net	1,156,860,000	1,015,489,000	860,616,000
Undeveloped Reserves Converted to Developed	0	0
Revisions of Previous Estimates	(351,836,000)	(154,100,000)
Extensions, Discoveries, and Other Additions	407,647,000	313,039,000
Purchases of Reserves	200,522,000	48,703,000
Dispositions	(65,350,000)	(5,244,000)
Production	(49,612,000)	(47,525,000)
Reserves disposition, PDCM Deconsolidation			(28,900,000)
Reserves disposition, Michigan Field			(15,100,000)
Developed [Member]
Schedule of Developed and Undeveloped Reserves [Line Items]
Proved Developed and Undeveloped Reserves, Net	490,515,000	471,347,000	301,141,000
Undeveloped Reserves Converted to Developed	45,929,000	43,597,000
Revisions of Previous Estimates	(109,909,000)	73,643,000
Extensions, Discoveries, and Other Additions	67,787,000	58,979,000
Purchases of Reserves	81,253,000	46,756,000
Dispositions	(16,280,000)	(5,244,000)
Production	(49,612,000)	(47,525,000)
Undeveloped [Member]
Schedule of Developed and Undeveloped Reserves [Line Items]
Proved Developed and Undeveloped Reserves, Net	666,345,000	544,142,000	559,475,000
Undeveloped Reserves Converted to Developed	(45,929,000)	(43,597,000)
Revisions of Previous Estimates	(241,927,000)	(227,743,000)
Extensions, Discoveries, and Other Additions	339,860,000	254,060,000
Purchases of Reserves	119,269,000	1,947,000
Dispositions	(49,070,000)	0
Production	0	0
Natural Gas Equivalent (MMcfe)
Schedule of Developed and Undeveloped Reserves [Line Items]
Proved Developed and Undeveloped Reserves, Net	1,156,860,000	1,015,489,000	860,616,000	717,345,000
Revisions of Previous Estimates		(154,100,000)	59,442,000
Dispositions	(65,350,000)	(5,244,000)
Production	(49,612,000)	(47,525,000)	(38,643,000)
Year-over-Year Activity [Domain]
Schedule of Developed and Undeveloped Reserves [Line Items]
Revisions of Previous Estimates	(351,836,000)
Extensions, Discoveries, and Other Additions	408,000,000		110,000,000
Purchases of Reserves	201,000,000		56,500,000
Dispositions	(65,000,000)		(44,020,000)
Revisions due to asset performance	14,000,000	12,000,000	55,600,000
Revisions due to change in commodity pricing	(240,000,000)	(4,000,000)	35,900,000
Adjustments for geological reasons	(46,000,000)
Revisions due to separately stating NGLs			28,100,000
Revision due to SEC 5 Year Rule	(77,000,000)	(173,000,000)
Revisions due to interest adjustments	3,000,000	5,000,000	1,500,000
Revisions due to transfers from PUD to PDNP		125,000,000	(58,700,000)
Revisions due to changes in production costs		(6,000,000)	(3,000,000)
Reserve discoveries, Eastern Operating Region	57,000,000	51,000,000	35,100,000
Reserve discoveries, Western Operating Region		262,000,000	74,900,000
Reserve discoveries, Wattenberg Field	351,000,000	141,000,000	29,400,000
Reserve discoveries, Piceance Basin		80,000,000	36,200,000
Reserve discoveries, NECO			9,100,000
Reserve discoveries, North Dakota			200,000
Reserve discoveries, Permian		41,000,000
Reserves acquired, Permian			32,600,000
Reserves acquired, Eastern Operating Region		8,000,000
Reserves acquired, Western Operating Region		41,000,000	23,900,000
Reserves acquired, Wattenberg Field	200,000,000	28,000,000	12,800,000
Reserves acquired, Piceance Basin		13,000,000	10,900,000
Reserves disposition, North Dakota		(2,000,000)
Reserves disposition, Permian Basin		(3,000,000)
Development Wells Drilled, Net Productive	44	195	213

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Results of Operations for Natural Gas and Crude Oil Producing Activities (Unaudited) (Details) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Results of Operations for Oil and Gas Producing Activities, by Geographic Area [Line Items]
Natural gas, NGL and crude oil sales	$ 274,783	$ 304,157	$ 216,159
Commodity price risk management	32,339	46,090	59,891
Total Revenues from Oil and Gas Producing Activities	307,122	350,247	276,050
Production Costs	77,537	75,717	60,121
Exploration Expense	22,605	6,289	20,291
Impairment of Oil and Gas Properties	162,287	25,159	4,666
Depreciation, Depletion and Amortization	146,879	128,458	103,303
Accretion of Asset Retirement Obligations	4,060	1,897	1,423
Gain on Sale of Properties and Equipment	(24,273)	(4,050)	(174)
Total Expense from Oil and Gas Producing Activities	389,095	233,470	189,630
Results of Operations of Natural Gas and Crude Oil Producing Activities, Income before Income Taxes	(81,973)	116,777	86,420
Provision for Income Taxes	31,163	(36,785)	(5,937)
Results of operations for natural gas and crude oil producing activities, excluding corporate overhead and interest costs	$ (50,810)	$ 79,992	$ 80,483

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Costs Incurred in Natural Gas and Crude Oil Property Acquisition, Exploration and Development Activities (Unadited) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Costs Incurred, Oil and Gas Property Acquisition, Exploration, and Development Activities [Line Items]
Proved Properties	$ 105,303,000	[1]	$ 79,554,000	[1]	$ 87,241,000	[1]
Unproved Properties	276,225,000	[1]	95,081,000	[1]	84,636,000	[1]
Development Costs	233,144,000	[2]	301,008,000	[2]	138,018,000	[2]
Exploratory drilling	18,803,000	[3]	3,626,000	[3]	21,223,000	[3]
Geological and geophysical	1,925,000	[3]	1,846,000	[3]	2,367,000	[3]
Total Costs Incurred	635,400,000		481,115,000		333,485,000
Cost Incurred to Convert PUDs to PDNP	$ 62,000,000		$ 80,600,000		$ 37,400,000

[1]	Property acquisition costs - represent costs incurred to purchase, lease or otherwise acquire a property.
[2]	Development costs - represents costs incurred to gain access to and prepare development well locations for drilling, drill and equip development wells, recomplete wells and provide facilities to extract, treat, gather and store natural gas, NGLs and crude oil. Of these costs incurred for the years ended December��31, 2012, 2011 and 2010, $62.0 million, $80.6 million and $37.4 million, respectively, were incurred to convert proved undeveloped reserves to proved developed reserves from the prior year end.
[3]	Exploration costs - represents costs incurred in identifying areas that may warrant examination and in examining specific areas that are considered to have prospects of containing natural gas, NGLs and crude oil.

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Capitalized Costs Related to Natural Gas and Crude Oil Producing Activities (Unaudited) (Details) (USD $)
In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Capitalized Costs Relating to Oil and Gas Producing Activities, by Geographic Area [Line Items]
Proved natural gas and crude oil properties	$ 2,075,924	$ 1,694,847
Unproved natural gas and crude oil properties	319,327	102,466
Capitalized Costs, Oil and Gas Producing Activities, Gross	2,395,251	1,797,313
Less accumulated DD&A	(905,458)	(621,074)
Capitalized Costs, Oil and Gas Producing Activities, Net	$ 1,489,793	$ 1,176,239

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Standardized Measure of Discounted Future Cash Flows Relating to Proved Reserves (Unaudited) (Details) (USD $)
In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserves [Line Items]
Future Estimated Cash Flows	$ 7,529,292	$ 6,415,255	$ 4,361,095
Future Estimated Production Costs	(1,690,453)	(1,704,645)	(1,418,044)
Future Estimated Development Costs	(1,852,177)	(1,474,137)	(1,119,604)
Future Estimated Income Tax Expense	(1,230,294)	(946,849)	(508,805)
Future Net Cash Flows	2,756,368	2,289,624	1,314,642
10% Annual Discount for Estimated Timing of Cash Flows	(1,587,871)	(1,348,415)	(826,224)
Standardized Measure of Disconted Future Estimated Net Cash Flows	$ 1,168,497	$ 941,209	$ 488,418

SUPPLEMENTAL INFORMATION - NATURAL GAS AND CRUDE OIL PROPERTIES Principal Sources of Change in Standardized Measure of Discounted Future Net Cash Flows (Unuadited) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 Rate		Dec. 31, 2011 Rate		Dec. 31, 2010 Rate
Principal Sources of Change:
Sales of natural gas, NGL and crude oil production, net of production costs	$ (194,346,000)		$ (226,227,000)		$ (163,104,000)
Net changes in prices and production costs	95,501,000	[1]	383,293,000	[1]	180,124,000	[1]
Extensions, discoveries and improved recovery, less related costs	632,781,000	[2]	467,347,000	[2]	88,637,000	[2]
Sales of reserves	(86,902,000)	[3]	(4,224,000)	[3]	(24,174,000)	[3]
Purchases of reserves	296,208,000	[4]	64,761,000	[4]	45,538,000	[4]
Development costs incurred during the period	69,198,000		94,941,000		44,491,000
Revisions of previous quantity estimates	(452,775,000)	[5]	(112,468,000)	[5]	47,884,000	[5]
Changes in estimated income taxes	(131,256,000)	[6]	(204,377,000)	[6]	(105,557,000)	[6]
Net change in future development costs	(3,979,000)		(29,827,000)		(41,595,000)
Accretion of discount	124,105,000		65,284,000		35,951,000
Timing and other	(121,247,000)		(45,712,000)		32,587,000
Total	227,288,000		452,791,000		140,782,000
Notes to Changes in SMOG [Abstract]
Weighted-Average price, net of production cost	$ 3.45		$ 3.19		$ 2.12
Percentage Change in Extensions and Discoveries	35.00%		427.00%
Gas component of extensions and discoveries	52.20%		56.40%		83.30%
Liquids component of extensions and discoveries	47.80%		43.60%		16.70%
Increase in Extensions and Discoveries	30.00%		185.00%
Increase in extensions and discoveries related to PUDs	86.00%
Horizontal Wells Drilled			17
Vertical Wells Drilled			80
Zones Completed			190
Non-Operated Drilling Projects			48
Long-Term Deferred Tax Rate	38.20%		38.10%		38.00%

[1]	Despite the decrease in price for each of our commodities for 2012 compared to 2011, our weighted-average price, net of production costs per Mcfe, in our 2012 reserve report increased to $3.45 from $3.19 resulting from our increase in liquids as a percentage of total proved reserves. Our weighted-average price, net of production costs per Mcfe, in our 2010 reserve report was $2.12.
[2]	The 35% increase in 2012 as compared to 2011 reflects a continuation of our shifting focus from gas-rich projects to liquid-rich projects. At December 31, 2012, extensions, discoveries and other additions had increased to 407,647 MMcfe, a 30% increase, 52.2% of which was gas and 47.8% was liquids. Approximately 86% of the 35% increase was related to the additional volume of PUD reserves in the Wattenberg Field that were proved up by our 2012 drilling program. The changes in extensions, discoveries and improved recovery, less related costs, were 427% higher in 2011 as compared to 2010. At December 31, 2010, extensions, discoveries and other additions were 109,964 MMcfe, 83.3% of which was gas and 16.7% of which was liquids. At December 31, 2011, extensions, discoveries and other additions had increased to 313,039 MMcfe, a 185% increase, 56.4% of which was gas and 43.6% was liquids. This change was a result of our shifting of focus from gas-rich projects to liquid-rich projects. In 2011, we focused primarily on the liquids-rich Wattenberg Field in northern Colorado, where we drilled 17 horizontal Niobrara wells and 80 vertical wells, completed 190 zones and participated in 48 non-operated drilling projects. 2011 was the first year that horizontal Niobrara PUDs were included in our year-end reserves. All of these projects are liquid-rich and, with the exception of the vertical wells and refractures, these reserves were not recognized at December 31, 2010. As a result, approximately two-thirds of the 427% increase is related to additional volumes included in our reserve report in 2011 over those included in 2010 and one-third of the increase is related to the per Mcfe value increase of those additional volume of reserves.
[3]	ales of reserves in 2012 as compared to 2011 was due to the divestiture of our core Permian assets on February 28, 2012.
[4]	urchases of reserves in 2012 as compared to 2011 was due to the Merit Acquisition in the liquids-rich Wattenberg Field in northern Colorado.
[5]	The decrease in revisions of our previous quantity estimates in 2012 as compared to 2011 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments due to our drilling schedule. The decrease in 2011 as compared to 2010 was primarily due to lower natural gas pricing, a decrease in proved undeveloped reserves pursuant to the SEC five-year rule and adjustments for geological reasons, offset in part by improvements in asset performance.
[6]	The change in estimated income taxes for each year as compared to the prior year is the direct result of the significant increase in discounted future net cash flows, as the projected deferred tax rate remained relatively unchanged at approximately 38.2%, 38.1% and 38% for the year ended December 31, 2012, 2011 and 2010, respectively. In addition, the company continued to capitalize and amortize the majority of its yearly capital expenditures and there were no changes in the assumptions as to the tax deductibility of beginning unamortized capital,additional current year capital or future development capital.

SUPPLEMENTAL INFORMATION - QUARTERLY FINANCIAL INFORMATION QUARTERLY FINANCIAL INFORMATION (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 31, 2012	Sep. 30, 2012	Jun. 30, 2012	Mar. 31, 2012	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Revenues:
Natural gas, NGL and crude oil sales	$ 67,773	$ 52,291	$ 51,342	$ 66,955	$ 68,213	$ 57,840	$ 53,424	$ 43,820	$ 238,361	$ 223,297	$ 146,048
Sales from natural gas marketing	14,199	11,178	8,613	11,381	14,504	16,436	18,084	14,446	45,371	63,470	65,235
Commodity price risk management gain (loss), net	14,052	(31,943)	38,729	11,501	2,729	46,706	20,537	(23,882)	32,339	46,090	59,891
Well operations, pipeline income and other	1,115	1,194	1,056	1,169	1,072	1,126	1,149	1,085	4,534	4,432	5,441
Total revenues	97,139	32,720	99,740	91,006	86,518	122,108	93,194	35,469	320,605	337,289	276,615
Costs, expenses and other:
Production costs	13,594	15,797	12,373	12,936	13,455	10,808	9,883	10,686	54,700	44,832	29,867
Cost of natural gas marketing	14,182	11,260	8,490	11,091	14,496	16,526	17,485	14,324	45,023	62,831	64,733
Exploration expense	14,875	1,773	2,374	1,872	2,100	1,031	1,109	1,494	20,894	5,734	9,207
Impairment of natural gas and crude oil properties	4,563	388	356	588	1,090	384	376	451	5,895	2,301	4,370
General and administrative expense	16,019	13,710	14,378	14,708	14,389	13,683	19,509	13,873	58,815	61,454	42,188
Depreciation, depletion and amortization	24,906	22,121	23,839	27,912	25,942	21,360	20,574	19,757	98,778	87,633	66,118
Accretion of asset retirement obligations	1,127	1,101	732	727	555	292	276	275	3,687	1,398	1,044
Gain on sale of Leaseholds	(445)	(1,508)	(2,246)	(154)	(164)	(32)	0	0	(4,353)	(196)	(174)
Total cost, expenses and other	88,821	64,642	60,296	69,680	71,863	64,052	69,212	60,860	283,439	265,987	217,353
Income (loss) from operations	8,318	(31,922)	39,444	21,326	14,655	58,056	23,982	(25,391)	37,166	71,302	59,262
Loss on extinguishment of debt	(23,283)	0	0	0					(23,283)	0	0
Interest expense	(16,430)	(11,360)	(10,053)	(10,444)	(9,360)	(9,496)	(9,067)	(9,062)	(48,287)	(36,985)	(33,250)
Interest income	3	3	0	2	0	36	2	9	8	47	71
Income (loss) from continuing operations before income taxes	(31,392)	(43,279)	29,391	10,884	5,295	48,596	14,917	(34,444)	(34,396)	34,364
Provision for income taxes	11,766	15,268	(10,213)	(4,120)	(1,947)	(18,651)	(4,307)	13,105	12,701	(11,800)	(8,019)
Income (loss) from continuing operations	(19,626)	(28,011)	19,178	6,764	3,348	29,945	10,610	(21,339)	(21,695)	22,564	18,064
Income (loss) from discontinued operations, net of tax	(106,549)	(4,632)	(6,907)	9,071	(11,712)	2,615	(1,445)	1,415	(109,017)	(9,127)	(12,130)
Net income (loss) attributable to shareholders	$ (126,175)	$ (32,643)	$ 12,271	$ 15,835	$ (8,364)	$ 32,560	$ 9,165	$ (19,924)	$ (130,712)	$ 13,437	$ 6,214
Basic
Income (loss) from continuing operations	$ (0.65)	$ (0.93)	$ 0.72	$ 0.29	$ 0.15	$ 1.27	$ 0.45	$ (0.91)	$ (0.78)	$ 0.96	$ 0.94
Income (loss) from discontinued operations	$ (3.52)	$ (0.15)	$ (0.26)	$ 0.38	$ (0.5)	$ 0.11	$ (0.06)	$ 0.06	$ (3.94)	$ (0.39)	$ (0.62)
Net income (loss) attributable to shareholders	$ (4.17)	$ (1.08)	$ 0.46	$ 0.67	$ (0.35)	$ 1.38	$ 0.39	$ (0.85)	$ (4.72)	$ 0.57	$ 0.32
Diluted
Income (loss) from continuing operations	$ (0.65)	$ (0.93)	$ 0.72	$ 0.28	$ 0.15	$ 1.26	$ 0.45	$ (0.91)	$ (0.78)	$ 0.95	$ 0.92
Income (loss) from discontinued operations	$ (3.52)	$ (0.15)	$ (0.26)	$ 0.37	$ (0.5)	$ 0.11	$ (0.07)	$ 0.06	$ (3.94)	$ (0.39)	$ (0.61)
Net income (loss) attributable to shareholders	$ (4.17)	$ (1.08)	$ 0.46	$ 0.66	$ (0.35)	$ 1.37	$ 0.38	$ (0.85)	$ (4.72)	$ 0.56	$ 0.31
Weighted-average common shares outstanding
Basic	30,233	30,214	26,597	23,609	23,592	23,569	23,491	23,428	27,677	23,521	19,674
Diluted	30,233	30,214	26,728	23,889	23,592	23,783	23,723	23,428	27,677	23,871	19,821

SCHEDULE II- VALUATION AND QUALIFYING ACCOUNTS (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Allowance for Doubtful Accounts [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Beginning Balance, January 1	$ 921		$ 686		$ 548
Deconsolidation/Purchase Price Adjustment for PDCM	0		121		135
Charged to Cost and Expense	258		135		307
Deductions	153	[1]	21	[1]	34	[1]
Ending Balance, December 31	1,026		921		686
Valuation Allowance for Unproved Natural Gas and Crude Oil Properties [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Beginning Balance, January 1	12,204		16,996		15,001
Deconsolidation/Purchase Price Adjustment for PDCM	0		260		19
Charged to Cost and Expense	4,207		2,611		6,120
Deductions	8,375	[1]	7,143	[1]	4,106	[1]
Ending Balance, December 31	8,036		12,204		16,996
Valuation Allowance of State Tax Benefits [Member]
Movement in Valuation Allowances and Reserves [Roll Forward]
Beginning Balance, January 1					747
Deconsolidation/Purchase Price Adjustment for PDCM					0
Charged to Cost and Expense					0
Deductions					747	[1]
Ending Balance, December 31					$ 0

[1]	For allowance for doubtful accounts, deductions represent the write-off of accounts receivable deemed uncollectible. For valuation allowance for unproved natural gas and crude oil properties, deductions represent accumulated amortization of expired or abandoned unproved natural gas and crude oil properties. For valuation allowance for state tax benefits, deductions represent expired or unutilized state tax benefits.